   As filed with the Securities and Exchange Commission on November 22, 2005.

                                                      Registration Nos. 33-29180
                                                                        811-5823

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 30

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 32

                         DOMINI SOCIAL INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                536 Broadway, 7th Floor, New York, New York 10012
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 212-217-1100

                                  Amy L. Domini
                          Domini Social Investments LLC
                             536 Broadway, 7th Floor
                            New York, New York 10012
                     (Name and Address of Agent for Service)

                                    Copy To:
                              Roger P. Joseph, Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective on November 30, 2005, pursuant to paragraph (b) of Rule 485.

Domini Social Trust has also executed this registration statement.

PROSPECTUS                                                     NOVEMBER 30, 2005
DOMI NI SOCIAL EQUITY FUND INVESTOR SHARES & CLASS R SHARES
DOMINI EUROPEAN SOCIAL EQUITY FUND INVESTORSHARES
DOMI NI SOCIAL BOND FUND INVESTOR SHARES & CLASS R SHARES

                               [GRAPHIC OMITTED]

                     WHERE THERE IS DARKNESS LIGHT A CANDLE

Domini
SOCIAL INVESTMENTS
INVESTING FOR GOOD

As with all mutual funds, the Securities and Exchange Commission has not judged whether these funds are good investments or whether the information in this prospectus is truthful and complete. Anyone who indicates otherwise is committing a crime.

         2     The Funds at a Glance
               Domini Social Equity Fund
         2     Investment Objective
         2     Primary Investment Strategies
         3     Primary Risks
         4     Past Performance
         6     Fund Fees and Expenses
               Domini Social Bond Fund
         8     Investment Objective
         8     Primary Investment Strategies
         9     Primary Risks
        12     Past Performance
        14     Fund Fees and Expenses
               Domini European Social Equity Fund
        16     Investment Objective
        16     Primary Investment Strategies
        17     Primary Risks
        19     Past Performance
        19     Fund Fees and Expenses
        21     Socially Responsible Investing
        24     Additional Investment Strategies, Risk, and Portfolio Holdings
               Information
        33     Who Manages the Funds?
        38     The Funds' Distribution Plan
       A-1     Shareholder Manual
               Information about buying, selling, and exchanging Investor shares of the Funds, how Fund shares are valued, Fund
               distributions, and the tax consequences of an investment in a
               Fund.
       B-1     Financial Highlights
Back Cover     For Additional Information

THE FUNDS AT A GLANCE

DOMINI SOCIAL EQUITY FUND

INVESTMENT OBJECTIVE

The Domini Social Equity Fund seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social Index.SM

PRIMARY INVESTMENT STRATEGIES

The Domini 400 Social Index is made up of the stocks of 400 companies selected considering a comprehensive set of social and environmental standards. The
Domini Social Equity Fund (the Fund) is an index fund that seeks to match the composition of the Domini 400 Social Index as closely as possible. The Fund pursues its investment objective by investing in the Domini Social Index Trust, another fund with the same investment objective, strategies, and policies. For more information, please refer to "Additional Investment Strategies, Risk, and
Portfolio Holdings Information."

The Fund typically invests all or substantially all of its assets in stocks of the companies included in the Domini 400 Social Index. The Index is composed primarily of large-cap U.S. companies (defined as companies with market capitalization of over $10 billion). Accordingly, the Fund has a policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments with similar economic characteristics. The
Fund will give you 60 days' prior notice if it changes this 80% policy. As of
September 30, 2005, 85% of the market value of the investments of the Fund was large-cap companies.

The Fund holds all 400 stocks included in the Domini 400 Social Index in approximately the same proportion as they are found in the Index. This is known as a full replication strategy.

Although you cannot invest directly in an index, an index mutual fund provides you with the opportunity to invest in a portfolio that tracks an index.

The Fund seeks to avoid securities and obligations of corporations that derive significant revenues from the manufacture of tobacco products or alcoholic beverages, derive significant revenues from the operation of gambling enterprises, or have a significant direct ownership share in, operate, or design nuclear power plants. The Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

The Fund seeks to hold the stocks of corporations that on balance contribute positively to the creation of a wealthy and healthy society. Corporations can make such positive contributions not only through their

innovations and efficiencies in providing products and services, but also through strong corporate governance and communications with their stockowners, investments in and diversity of their employees, the adoption of business practices that preserve and enhance the environment, and sensitivity to labor and other human rights issues.

The Manager reserves the right to alter these standards, or to add new standards at any time without shareholder approval. For additional information about the standards used for evaluating companies, please see "Socially
Responsible Investing."

PRIMARY RISKS

GENERAL. There can be no guarantee that the Domini Social Equity Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but shareholders will be given notice at least 30 days before any change to the investment objective is implemented. Management currently has no intention to change the Fund's investment objective.

MARKET RISK. The Fund's total return, like the stock market in general, will fluctuate widely. You could lose money by investing in the Fund over short or long periods of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

LARGE-CAP COMPANIES. Large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of your investment will be affected by these market trends. Because the Index is weighted by market capitalization, a few large companies represent a relatively large percentage of the Index. Should the value of one or more of these stocks decline significantly, it could negatively affect the Fund's performance.

INDEXING. The Fund will continue to invest in the Domini 400 Social Index, regardless of how the Index is performing. It will not shift its concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling or stagnant stock market. If the Index is heavily weighted in a single industry or sector, the Fund will be heavily invested in that industry or sector, and as a result can be affected more positively or negatively by developments in that industry or sector than would be another mutual fund whose investments are not restricted to the securities in the
Index. Also, the Fund's ability to match the performance of the Index may be affected by a number of factors, including Fund operating expenses and transaction costs, inflows and outflows of cash from the Fund, and imperfect correlation between the Fund's holdings and those in the Index.

SOCIALLY RESPONSIBLE INVESTING. The Fund's portfolio is subject to multiple social and environmental standards. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise

                           The Funds at a Glance -- Domini Social Equity Fund  3

advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so.

PAST PERFORMANCE
The bar chart below and the following table provide an indication of the risks of investing in the Domini Social Equity Fund. The bar chart shows how returns of the Fund's Investor shares have varied from one calendar year to the next.
The table shows how the average annual total returns of each class of the
Fund's shares compare with those of the Standard & Poor's 500 Index (S&P 500), a broad-based index.

PLEASE NOTE THAT THIS INFORMATION REPRESENTS PAST PERFORMANCE (BEFORE AND AFTER
TAXES), AND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN
THE FUTURE.

TOTAL RETURN FOR YEARS ENDED DECEMBER 31

This bar chart shows how the performance of the Domini Social Equity Fund's
Investor shares has varied over the last ten calendar years. The return of the
Fund's Class R shares will differ from the returns of the Investor shares shown in the bar chart because of the lower expenses applicable to Class R shares.

               [GRAPHIC OMITTED]

1995 ................................... 35.17%
1996 ................................... 21.84%
1997 ................................... 36.02%
1998 ................................... 32.99%
1999 ................................... 22.63%
2000 ...................................-15.05%
2001 ...................................-12.76%
2002 ...................................-20.69%
2003 ................................... 27.13%
2004 ...................................  9.26%

Best quarter covered by the bar chart above: 24.62%
(quarter ended 12/31/98)

Worst quarter covered by the bar chart above: -17.16%
(quarter ended 9/30/02)

Year-to-date performance as of 9/30/05: -0.50%

4  The Funds at a Glance -- Domini Social Equity Fund

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/04

The table below shows the average annual total returns of each class of shares of the Domini Social Equity Fund in comparison to the S&P 500. In addition, after-tax returns are provided for Investor shares. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax.

Please note:

o   Actual after-tax returns depend on your tax situation and may differ from those shown.

o   After-tax returns are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

---------------------------------------------------------------------------------------------------
                                                                    1 Year     5 Years     10 Years
---------------------------------------------------------------------------------------------------

 Domini Social Equity Fund
  Return Before Taxes
   Class R Shares*                                                   9.62%      -3.92%      11.58%
   Investor Shares                                                   9.26%      -3.98%      11.55%
  Investor Shares' Return After Taxes on Distributions               8.88%      -4.50%      11.05%
  Investor Shares' Return After Taxes on Distributions and Sale
   of Investor Shares**                                              6.02%      -3.47%      10.17%
---------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deduction for fees, expenses, or taxes)       10.88%      -2.30%      12.07%
---------------------------------------------------------------------------------------------------

*   The performance for Class R shares includes the performance of the Investor shares for periods prior to the offering of Class R shares. This performance has not been adjusted to take into account the lower expenses (such as 12b-1 fees) applicable to Class R shares.

**  The calculation of the Investor shares' return after taxes on distributions and sale of Investor shares assumes a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

                           The Funds at a Glance -- Domini Social Equity Fund  5

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Social Equity Fund.*

                                                                            Investor          Class R
                                                                             Shares           Shares

SHAREHOLDER FEES
(fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:                                     None             None
Deferred Sales Charge (Load):                                                 None             None
Redemption Fee+ (as a percentage of amount redeemed, if applicable):          2.00%**          2.00%**
Exchange Fee:                                                                 None             None

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from the Fund's assets)
Management Fees:                                                              0.20%            0.20%
Distribution (12b-1) Fees:                                                    0.25%            None
Other Expenses
   Administrative Services and Sponsorship Fee:                               0.50%            0.50%
   Other Expenses:                                                            0.18%            0.04%
Total Annual Fund Operating Expenses:                                         1.13%            0.74%
Fee Waiver++:                                                                 0.18%            0.11%
NET EXPENSES:                                                                 0.95%            0.63%
------------------------------------------------------------------------------------------------------

*   The table and the following example reflect the aggregate expenses of the
    Domini Social Equity Fund and the Domini Social Index Trust, the underlying fund in which the Fund invests.

**  In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales or exchanges of shares made less than 60 days after settlement of purchase or acquisition through exchange, with certain exceptions.

+   If you wish to receive your redemption proceeds by bank wire, there is a $10 wire service fee. For additional information, please refer to the
    Shareholder Manual.

++  Until November 30, 2006, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.95% of the average daily net assets representing Investor shares and 0.63% of the average daily net assets representing Class R shares, absent an earlier modification by the Board of Trustees, which oversees the Fund.

6  The Funds at a Glance -- Domini Social Equity Fund

EXAMPLE

The example below is intended to help you compare the cost of investing in each class of shares of the Domini Social Equity Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

---------------------------------------------------------
Share Class        1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------

Investor shares      $97*     $341      $605     $1,359
Class R shares       $64*     $226      $401       $908
---------------------------------------------------------

*   For redemptions less than 60 days after settlement of purchase or acquisition through exchange, the cost of investing could be up to $208 higher due to the early redemption fee. For additional information, please refer to the Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

                           The Funds at a Glance -- Domini Social Equity Fund  7

DOMINI SOCIAL BOND FUND

INVESTMENT OBJECTIVE
The Domini Social Bond Fund seeks to provide its shareholders with a high level of current income and total return.

PRIMARY INVESTMENT STRATEGIES

The Domini Social Bond Fund (the Fund) has a policy to invest, under normal circumstances, at least 80% of its assets in bonds and other debt instruments, including government and corporate bonds, mortgage-backed and asset-backed securities, and U.S. dollar-denominated bonds issued by non-U.S. entities that meet the Fund's social and environmental standards. The Manager reserves the right to alter these standards, or to add new standards at any time without shareholder approval. For additional information about the standards used for evaluating companies, please see "Socially Responsible Investing."

The Fund normally invests at least 85% of its assets in investment-grade securities and maintains a dollar-weighted average effective maturity of between two and ten years. The Fund will not invest more than 10% of its assets in below-investment-grade securities.

The Fund also seeks to invest in debt instruments that support affordable housing, small business development, community revitalization, rural development, education, the environment, and healthcare. Some of these investments are in unrated or lower-rated securities that carry a higher degree of risk than the Fund's investment-grade securities. Some of these investments may earn below-market rates of return. Some of these investments may be illiquid.

The Fund may also make deposits in community development financial institutions, community loan funds, and similar institutions. These investments may not be insured by the FDIC and may earn below-market rates of return. The
Fund may invest up to 10% of its assets in community development financial institutions, community loan funds, and similar institutions.

The Fund will give you 60 days' prior notice if it changes its policy to invest, under normal circumstances, at least 80% of its assets in bonds and similar debt instruments.

The Fund does not currently intend to invest in direct obligations of the U.S.
Treasury due to the U.S. government's leading role in developing and maintaining nuclear weapons.

PRIMARY RISKS

GENERAL. There can be no guarantee that the Domini Social Bond Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but shareholders will be given notice at least 30 days before any change to the investment objective is implemented. Management currently has no intention to change the Fund's investment objective.

The market prices of the bonds and other debt instruments in which the Fund invests may fluctuate. You could lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

To the extent that the Fund concentrates more of its investments in a particular sector of the bond market, the Fund will be more susceptible to any economic, social, or political factor affecting that sector.

INTEREST RATE RISK. In general, the value of a bond goes down when interest rates go up. The value of the Fund tends to follow the same pattern. Falling interest rates, on the other hand, could cause the Fund's income to decline.
Securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities. Under normal market conditions, the Fund's dollar-weighted average effective maturity is from two to ten years. Prepayments of the debt instruments held by the Fund that are greater than or less than expected may cause its average effective maturity to differ from its normal range. This deviation is not a violation of investment policy.

--------------------------------------------------------------------------------
UNDERSTANDING BOND FUND RISK: AVERAGE MATURITY CALCULATIONS

Unlike an individual bond, which is repaid when it reaches maturity, a bond fund has no fixed maturity date. Instead, it maintains an average "rolling" maturity by selling aging bonds and buying newer ones. The "average maturity" of a bond fund is the average of all the maturities of the bonds held by the fund. It is usually expressed as a dollar-weighted average, so that the bonds held in greater amounts weigh more heavily in the calculation than bonds held in smaller amounts.

The dollar-weighted average "effective" maturity takes into account the portfolio manager's expectation of prepayments and the call provisions of certain securities. Therefore, average effective maturity may be shorter than a simple average maturity calculation.

In general, a bond fund with a longer dollar-weighted average effective maturity will usually experience greater volatility due to its sensitivity to changes in interest rates than a fund with a shorter dollar-weighted average effective maturity.
-------------------------------------------------------------------------------

CREDIT RISK. One factor affecting the price of debt instruments is how creditworthy the issuers of these instruments are perceived to be. This

                             The Funds at a Glance -- Domini Social Bond Fund  9

perception is often reflected in credit ratings. The Fund could lose money if the issuer or a guarantor of a bond or other debt instrument does not make timely principal and/or interest payments, or otherwise does not honor its obligations. In addition, the value of any debt instrument held by the Fund may be negatively affected for a number of reasons that directly relate to the issuer of that debt instrument, such as management performance, financial leverage, and reduced demand for the issuer's goods or services.

Debt instruments with lower ratings tend to be more volatile than those with higher ratings. Lower-rated or unrated securities may also be hard to value accurately or sell at a fair price. The Fund will not invest more than 10% of its assets in securities that are rated below investment-grade.

The Fund will devote a portion of its assets to community development investments that may be unrated and/or illiquid. These investments may be riskier than investment-grade securities, and some may earn below-market rates of return. The Fund may not be able to sell illiquid investments at an advantageous time or price. The Fund may not invest more than 15% of its net assets in illiquid securities.

--------------------------------------------------------------------------------
UNDERSTANDING BOND FUND RISK: CREDIT RATINGS

Investment-grade debt instruments are those rated "Aaa," "Aa," "A," or "Baa" by
Moody's Investors Service, Inc. or "AAA," "AA," "A," or "BBB" by Standard &
Poor's Ratings Services and those that the Domini Social Bond Fund's portfolio managers believe to be of comparable quality.

If the credit quality of a security declines after the Domini Social Bond Fund buys it, the Fund's portfolio managers will decide whether the Fund should continue to hold or should sell the security.
-------------------------------------------------------------------------------

PREPAYMENT RISK. When interest rates go down, the issuers of some debt instruments may prepay the principal due on these instruments. This can reduce the returns of the Fund because it may have to reinvest that money at the lower prevailing interest rates. On the other hand, rising interest rates may cause debt instruments to be repaid later than expected, forcing the Fund to endure the relatively low interest rates on these instruments. This also extends the average effective maturity of certain debt instruments, making them more sensitive to changes in interest rates and the Fund's net asset value more volatile. Because the Fund invests in mortgage-backed securities, it is particularly sensitive to this type of risk.

GOVERNMENT-SPONSORED ENTITIES. The Fund currently invests a significant portion of its assets in securities issued by government-sponsored entities such as
Fannie Mae (formerly known as the Federal National Mortgage Corporation),
Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), and the Federal Home Loan Banks. Although

10  The Funds at a Glance -- Domini Social Bond Fund

these entities were chartered or sponsored by Congress, they are not funded by the government, and the securities they issue are not guaranteed or insured by the U.S. government or the U.S. Treasury.

SOCIALLY RESPONSIBLE INVESTING. The Fund's portfolio is subject to multiple social and environmental standards. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so.

                            The Funds at a Glance -- Domini Social Bond Fund  11

PAST PERFORMANCE

The bar chart below and the following table provide an indication of the risks of investing in the Domini Social Bond Fund. The bar chart shows how returns of the Fund's Investor shares have varied from one calendar year to the next. The table shows how the average annual total returns of each class of the Fund's shares compare with those of the Lehman Brothers Intermediate Aggregate Index
(LBIA), a broad-based index. Prior to March 18, 2005, the Domini Social Bond
Fund was submanaged by ShoreBank. PLEASE NOTE THAT THIS INFORMATION REPRESENTS
PAST PERFORMANCE (BEFORE AND AFTER TAXES), AND IS NOT NECESSARILY AN INDICATION
OF HOW THE FUND WILL PERFORM IN THE FUTURE.

TOTAL RETURN FOR YEARS ENDED DECEMBER 31

This bar chart shows how the performance of the Domini Social Bond Fund's
Investor shares has varied over the past four calendar years. The return of the
Fund's Class R shares will differ from the returns of the Investor shares shown in the bar chart because of the lower expenses applicable to Class R shares.

              [GRAPHIC OMITTED]

2001 ................................... 8.34%
2002 ................................... 8.85%
2003 ................................... 2.31%
2004 ................................... 2.81%

Best quarter covered by the bar chart above: 4.69%
(quarter ended 9/30/01)

Worst quarter covered by the bar chart above: -2.58%
(quarter ended 6/30/04)

Year-to-date performance as of 9/30/05: 1.19%

12  The Funds at a Glance -- Domini Social Bond Fund

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/04

The table below shows the average annual total returns of each class of shares of the Domini Social Bond Fund in comparison to the Lehman Brothers
Intermediate Aggregate Index (LBIA). In addition, after-tax returns are provided for Investor shares. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. Prior to March
18, 2005, the Domini Social Bond Fund was submanaged by ShoreBank.

Please note:

o   Actual after-tax returns depend on your tax situation and may differ from those shown.

o   After-tax returns are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

--------------------------------------------------------------------------------------------------
                                                                                           Since
                                                                                         Inception
                                                                                1 Year   (6/1/00)
--------------------------------------------------------------------------------------------------

 Domini Social Bond Fund
  Return Before Taxes
   Class R Shares*                                                               2.81%     6.71%
   Investor Shares                                                               2.81%     6.71%
  Investor Shares' Return After Taxes on Distributions                           1.62%     5.03%
  Investor Shares' Return After Taxes on Distributions and Sale of Investor
   Shares**                                                                      1.81%     4.75%
--------------------------------------------------------------------------------------------------
 LBIA (reflects no deduction for fees, expenses, or taxes)                       3.74%     7.57%
--------------------------------------------------------------------------------------------------

*   Since the Class R shares do not have average annual total returns for at least one calendar year, the performance indicated for Class R shares is the performance of the Investor shares. This performance has not been adjusted to take into account the lower expenses (such as 12b-1 fees) applicable to
    Class R shares.

**  The calculation of the Investor shares' return after taxes on distributions and sale of Investor shares assumes a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

                            The Funds at a Glance -- Domini Social Bond Fund  13

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Social Bond Fund.

                                                                           Investor          Class R
                                                                            Shares           Shares

SHAREHOLDER FEES
(fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:                                    None             None
Deferred Sales Charge (Load):                                                None             None
Redemption Fee* (as a percentage of amount redeemed, if applicable):         2.00%**          2.00%**
Exchange Fee:                                                                None             None

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from the Fund's assets)
Management Fees:                                                             0.40%            0.40%
Distribution (12b-1) Fees:                                                   0.25%            None
Other Expenses
   Administrative Services Fee:                                              0.25%            0.25%
   Other Expenses:                                                           0.57%            2.73%***
Total Annual Fund Operating Expenses:                                        1.47%            3.38%
Fee Waiver:                                                                  0.52%+           2.75%++
NET EXPENSES:                                                                0.95%            0.63%
-------------------------------------------------------------------------------------------------------

*   If you wish to receive your redemption proceeds by bank wire, there is a $10 wire service fee. For additional information, please refer to the
    Shareholder Manual.

**  In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales or exchanges of shares made less than 60 days after settlement of purchase or acquisition through exchange, with certain exceptions.

*** Other Expenses are estimated for the Fund's current fiscal year.

+   Until November 30, 2006, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.95% of the average daily net assets representing Investor shares, absent an earlier modification by the Board of Trustees, which oversees the Fund.

++  Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the
    Fund's expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.63% of the average daily net assets representing Class R shares for the period until November 30, 2006, and thereafter, 2.00% of the average daily net assets representing Class R shares for the period until
    November 30, 2015, absent an earlier modification by the Trustees.

14  The Funds at a Glance -- Domini Social Bond Fund

EXAMPLE

The example below is intended to help you compare the cost of investing in each class of shares of the Domini Social Bond Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, that operating expenses remain the same for the time period indicated, and that the fee waivers reflected in the fee table and the footnotes thereto are in effect for the time periods noted. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

---------------------------------------------------------
Share Class         1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------

 Investor shares    $  97*     $414      $753    $1,713
 Class R shares     $  64*     $494      $951    $2,217
---------------------------------------------------------

*   For redemptions less than 60 days after settlement of purchase or acquisition through exchange, the cost of investing could be up to $208 higher due to the early redemption fee. For additional information, please refer to the Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

                            The Funds at a Glance -- Domini Social Bond Fund  15

DOMINI EUROPEAN SOCIAL EQUITY FUND

INVESTMENT OBJECTIVE
The Domini European Social Equity Fund's objective is to seek to provide its shareholders with long-term total return.

PRIMARY INVESTMENT STRATEGIES

The Domini European Social Equity Fund (the Fund) invests primarily in stocks of European companies that meet a comprehensive set of social and environmental standards as applied by Domini Social Investments LLC (Domini or the Manager).
The Fund pursues its investment objective by investing its assets in the Domini
European Social Equity Trust (the Trust), another mutual fund with the same investment objective, strategies, and policies as the Fund. For more information, please refer to "Additional Investment Strategies, Risk, and
Portfolio Holdings Information."

The Fund may invest in companies of any capitalization but under normal market conditions will invest primarily in mid- to large-cap companies. Mid-cap companies include companies with market capitalization of $2 billion to $10 billion and large-cap includes those companies with more than $10 billion of market capitalization. It is expected that at least 80% of the Fund's assets will be invested in mid- to large-cap companies under normal market conditions.
There is no requirement that every security that passes Domini's social and environmental standards be owned by the Fund.

Subject to Domini's social and environmental standards, the Fund's submanager will seek to add value using a diversified quantitative stock selection approach, while managing risk through portfolio construction. The Fund's submanager will seek to invest in stocks it believes are undervalued by the market and whose technical and fundamental attributes are attractive. The Fund may invest in securities of both developed and emerging market countries. The
Fund manages its portfolio sector concentration to the European stock market;
consequently, the portfolio may hold a large number of securities in a single sector (e.g., financials).

The Fund has a nonfundamental policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments of
European companies. For purposes of this policy, European companies include (1)
companies organized or domiciled within a European country; (2) companies having at least 50% of their assets in, or deriving 50% or more of their revenues or profits from, a European country; (3) European governments or supranational organizations and agencies or underlying instrumentalities of
European governments or supranational organizations; and (4) issuers whose economic fortunes and risks are otherwise linked with a European market (as determined by the Fund's submanager). For purposes of this policy, European countries

include those countries represented by companies in the MSCI All Country Europe
Index. While the Fund's submanager expects that most of the securities held by the Fund will be traded in European securities markets, some could be traded outside the region. The Fund will give you 60 days' prior notice if it changes this 80% policy.

The Fund seeks to hold the stocks of corporations that the Manager determines on balance contribute positively to the creation of a wealthy and healthy society. Corporations can make such positive contributions not only through their innovations and efficiencies in providing products and services, but also through strong corporate governance and communications with their stockowners, investments in and diversity of their employees, the adoption of business practices that preserve and enhance the environment, and sensitivity to labor and other human rights issues.

The Fund seeks to avoid securities and obligations of corporations that the
Manager determines derive significant revenues from the manufacture of tobacco products or alcoholic beverages, derive significant revenues from the operation of gambling enterprises, or have a significant direct ownership share in, operate, or design nuclear power plants. The Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

The Manager reserves the right to alter these standards, or to add new standards at any time without shareholder approval. For additional information about the standards used for evaluating companies, please see "Socially
Responsible Investing."

PRIMARY RISKS

GENERAL. There can be no guarantee that the Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but shareholders will be given notice at least 30 days before any change to the investment objective is implemented. The Manager currently has no intention to change the Fund's investment objective.

STOCK MARKET RISK. The Fund's total return, like the stock market in general, will fluctuate widely. You could lose money by investing in the Fund over short or long periods of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

FOREIGN INVESTING RISK. Investing in European securities may represent a greater degree of risk than investing in U.S. securities due to political, social, and economic developments abroad, such as political upheaval or financial troubles. Additionally, there is risk resulting from the differences between the regulations to which U.S. and European issuers and markets are subject, such as accounting, auditing, and financial reporting standards and practices, and the degree of government oversight and supervision.

                 The Funds at a Glance -- Domini European Social Equity Fund  17

These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CURRENCY RISK. Fluctuations between the U.S. dollar and foreign currencies could negatively affect the value of the Fund's investments in the event of an unfavorable change in the currency exchange rates.

COUNTRY RISK. Although the Fund expects to diversify its investments primarily among various European countries, it may hold a large number of securities in a single country. If the Fund concentrates its investments in a particular country, it assumes the risk that economic, political, and social conditions in that country will have a significant impact on Fund performance.

GEOGRAPHIC CONCENTRATION RISK. The Fund will be largely invested in companies based in Europe. Market changes or other factors affecting the region, including political instability and unpredictable economic conditions, could have a significant impact on the Fund due to its regional concentration.

MID- TO LARGE-CAP COMPANIES. Under normal market conditions, the Fund will invest primarily in the stocks of mid- to large-cap companies based in Europe.
Mid-cap and large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes and each other or the stock market overall. The performance of your investment will be affected by these market trends.

SECTOR CONCENTRATION RISK. The European stock market may be concentrated in specific sectors at varying times. Since the Fund manages its portfolio sector concentration to the European stock market, the Fund may hold a large number of securities in a single sector (e.g., financials). If the Fund holds a large number of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector.

EMERGING MARKETS RISK. The securities markets of Eastern European and other emerging countries are less liquid, are subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.
Further, investment in equity securities of issuers located in emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SOCIALLY RESPONSIBLE INVESTING. The Fund's portfolio is subject to multiple social and environmental standards. As a result, Fund management may

18  The Funds at a Glance -- Domini European Social Equity Fund

pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so. If the
Manager determines that a security held by the Fund no longer meets Domini's social and environmental standards, it will be removed from the Fund's portfolio within 90 days after such determination, under normal circumstances.

PAST PERFORMANCE

As of the date of this prospectus, the Domini European Social Equity Fund has not been in operation for at least one calendar year; therefore, information on the Fund's performance is not presented.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini European Social Equity Fund.*

SHAREHOLDER FEES
(fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:                                None
Deferred Sales Charge (Load):                                            None
Redemption Fee+ (as a percentage of amount redeemed, if applicable):     2.00%**
Exchange Fee:                                                            None

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from the Fund's assets)
Management Fees:                                                         1.00%
Distribution (12b-1) Fees:                                               0.25%
Other Expenses***:                                                       0.89%
Total Annual Fund Operating Expenses:                                    2.14%
Fee Waiver++:                                                            0.54%
NET EXPENSES:                                                            1.60%
-------------------------------------------------------------------------------

*   The table and the following example reflect the aggregate expenses of the
    Domini European Social Equity Fund and the Domini European Social Equity
    Trust, the underlying fund in which the Fund invests.

**  In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales or exchanges of shares made less than 60 days after settlement of purchase or acquisition through exchange, with certain exceptions.

*** Other Expenses are estimated for the Fund's current fiscal year.

+   If you wish to receive your redemption proceeds by bank wire, there is a $10 wire service fee. For additional information, please refer to the
    Shareholder Manual.

++  Until November 30, 2006, Domini has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 1.60% of the average Fund's daily net assets, absent an earlier modification by the Board of Trustees, which oversees the Fund.

                 The Funds at a Glance -- Domini European Social Equity Fund  19

EXAMPLE

The example below is intended to help you compare the cost of investing in the
Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

-------------------------
   1 Year       3 Years
-------------------------

    $163*         $618
-------------------------

*   For redemptions less than 60 days after settlement of purchase or acquisition through exchange, the cost of investing could be up to $207 higher due to the early redemption fee. For additional information, please refer to the Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

20  The Funds at a Glance -- Domini European Social Equity Fund

SOCIALLY RESPONSIBLE INVESTING

In addition to traditional financial considerations, socially responsible investors factor social and environmental standards into their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies that have enlightened management able to serve the challenges of long-term broad-based wealth creation in society. In the course of seeking financial gain for themselves, socially responsible investors look for opportunities to use their investments to create a more sustainable world.

Typically, socially responsible investors seek to invest in corporations and other issuers with positive qualities, such as a responsible environmental record or strong employee relations. They seek to avoid companies that manufacture products, or employ practices, that they believe have harmful effects on society or the natural environment.

At Domini, in addition to applying social and environmental standards to all of our investments, we work with companies to improve their social and environmental performance through dialogue with corporations on these issues when appropriate. In addition, we vote company proxies in a manner consistent with our social, environmental, and corporate governance standards.

A socially responsible equity fund can have an impact on corporate behavior by applying social and environmental standards to its holdings, through proxy voting, dialogue with management, and by filing shareholder resolutions. A socially responsible bond fund, however, provides investors with an opportunity to make a difference to communities. The Domini Social Bond Fund seeks to foster economic empowerment through investments that support affordable housing, small business development, community revitalization, rural development, education, the environment, and healthcare.

THE SOCIAL AND ENVIRONMENTAL STANDARDS APPLIED TO THE DOMINI FUNDS

CORPORATIONS

The Funds focus on the concept of long-term, broad-based, societal wealth creation as a primary theme driving their investment decisions. In order to judge the suitability of an investment, the overall potential of the entity to create broad-based societal wealth is evaluated, balancing positive and negative factors as they relate to the entity's core purpose and the vision and strategy of management on social and environmental issues.

Each Fund seeks to avoid securities and obligations of corporations that derive significant revenues from the manufacture of tobacco products or alcoholic beverages, derive significant revenues from the operation of

                                                                              21

gambling enterprises, or have a significant direct ownership share in, operate, or design nuclear power plants. Each Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

Once a company has passed the set of exclusionary standards described above, it is subject to a range of qualitative factors designed to measure the quality of its relations with its various stakeholders, including employees, consumers, communities, and the natural environment.

Domini considers the following factors when evaluating companies for possible investment and may exclude companies based on poor performance in these areas:

o   COMMUNITY AND CORPORATE CITIZENSHIP
o   CORPORATE GOVERNANCE
o   EMPLOYEE RELATIONS AND DIVERSITY
o   ENVIRONMENT AND SUSTAINABILITY
o   LABOR AND OTHER HUMAN RIGHTS
o   PRODUCT AND CONSUMER ISSUES

The social and environmental standards used to select each Fund's investments are designed to reflect many of those widely used by socially responsible investors. However, you may find that some companies in which a Fund invests do not reflect your social or environmental standards. You may wish to review a list of the companies in a Fund's portfolio to decide if they meet your personal standards. To obtain portfolio holdings information, please refer to
"Additional Investment Strategies, Risk, and Portfolio Holdings Information."

No company is a perfect model of social or environmental responsibility. Each year, the Domini Social Equity Fund and Domini European Social Equity Fund will seek to raise issues of social and environmental performance with corporate management. Various barriers, including regulatory, geographic, and language barriers, may impair their ability to use their influence effectively.

OTHER ISSUERS

The Domini Social Bond Fund holds debt instruments issued by a range of noncorporate entities, including government agencies, states, and municipalities. The Fund's portfolio is managed with community development goals in mind. Fund management seeks out investments that it views as having social impact across a spectrum of community development concerns, while giving due consideration to issues of diversification, liquidity, and other financial constraints. Specifically, the Fund seeks to identify investments that support affordable housing, small business development, community revitalization, rural development, education, the environment, and healthcare.

Debt instruments issued by government agencies and municipalities, financial institutions, corporations, and nonprofit organizations may impact these areas.

22  Socially Responsible Investing

The Fund may invest in mortgages, loans, and pools of loans issued by, and may make loans to, community development banks, community development financial institutions, community loan funds, and similar institutions. These investments are targeted to underinvested areas, low- to moderate-income individuals, and small businesses. These and other Fund investments may earn below-market rates of return, may also be lower-rated or unrated, and may subject the Fund to more credit risk than other types of debt instruments. Some of the Fund's investments may also be illiquid, and the Fund may not be able to sell them at an advantageous time or price.

The Fund may also invest in community development financial institutions, community loan funds, and similar institutions. These investments may not be insured by the FDIC and may earn below-market rates of return. The Fund may invest up to 10% of its assets in community development financial institutions, community loan funds, and similar institutions.

                                    * * * * *

Domini may, at its discretion, choose to apply additional standards, or to modify the application of the standards listed above, to a Fund, at any time, without shareholder approval. This will impact investments held by a Fund, and may cause certain companies or industries to be dropped from or added to a
Fund's portfolio. In addition, Domini reserves the right to vary the application of these standards to a Fund, depending, for example, on such factors as asset class, market capitalization, investment style, access to quality data on an issuer's social or environmental performance, and cultural factors that may vary by region or country.

                                              Socially Responsible Investing  23

ADDITIONAL INVESTMENT STRATEGIES, RISK, AND PORTFOLIO HOLDINGS INFORMATION

DOMINI SOCIAL EQUITY FUND

The Domini Social Equity Fund uses a passive investment strategy. This means that the Fund purchases, holds, and sells stocks based on the composition of the Domini 400 Social Index rather than on a manager's judgment as to the direction of the market or the merits of any particular stock.

Unlike index funds, actively managed equity funds buy and sell stocks based on the fund manager's opinion of the financial outlook of segments of the stock market and certain companies in particular. Because index funds use a passive strategy, changes in the portfolio manager generally have less impact on fund performance.

THE DOMINI 400 SOCIAL INDEXSM

The Domini 400 Social Index was the first index constructed according to social and environmental criteria. It was created and launched in May 1990 by the social research firm of KLD Research & Analytics, Inc. (KLD) in order to serve as a benchmark for socially responsible investors and to determine how the application of social and environmental criteria affects financial performance.
The Domini Social Equity Fund was launched in 1991 to provide investors with an opportunity to invest in a portfolio based on the Index. The Index is maintained by KLD. It is composed of the common stocks of 400 companies selected according to a broad range of social and environmental criteria.

To construct the Index, KLD first applied to the S&P 500 a number of traditional social screens. Roughly half of the S&P 500 companies qualified for the Index in this initial screening process. Approximately 150 non-S&P 500 companies were then added with two goals in mind. One goal was to obtain a broad representation of industries, so that the Index would more accurately reflect the market available to the socially responsible investor. Another goal was to identify companies that are particularly strong models of corporate behavior. A variety of financial factors, such as solvency, industry and sector diversification, and market capitalization, are also considered in evaluating companies for addition to the Index.

The Index is maintained using a "buy and hold" strategy. Generally speaking, this means that companies that are in the Index stay in the Index for a long time. A company will not be removed because its stock has not been performing well unless in KLD's opinion the company is no longer financially viable.
Sometimes a company is removed from the Index because it has been acquired by another company. Sometimes a company may split into two companies and only one of the surviving companies is selected to stay in the Index (because the Index is maintained to consist of exactly 400 companies at all times).

Occasionally, a company may also be removed from the Index because its social profile has deteriorated or due to its inadequate response to a significant controversy. When a company is removed from the Index, it is replaced with another company. In the selection process, among other factors,
KLD considers the size of the company, the industry it is in, and its social profile.

MARKET CAPITALIZATION-WEIGHTED PORTFOLIO

Like the S&P 500, the Domini 400 Social Index is "market capitalization-
weighted." Market capitalization is a measure of the value of a publicly traded company. The Index and the S&P 500 calculate market capitalization on a
"float-adjusted basis." This means that only the shares of company stock that are readily available in the public market are used to calculate a company's market capitalization. Shares that are closely held by other publicly traded companies, control groups, or government agencies are excluded from the calculation.

The Domini Social Equity Fund's portfolio is also market capitalization-
weighted. For example, assume that the total market value of Company A's shares is twice the total market value of Company B's shares, in each case on a float-adjusted basis. The Fund's portfolio is structured so that its investment in Company A will be twice the value of its investment in Company B. The Fund's top ten holdings therefore are simply the ten companies with the highest market value in the Index.

Because it seeks to replicate the Index as closely as possible, the Fund will normally attempt to have a correlation between the weightings of the stocks it holds in its portfolio and the weightings of the stocks in the Index of 0.95 or better. (A figure of 1.0 would indicate a perfect correlation.) Adjustments to the Fund's portfolio are made in anticipation of or to correspond with changes to the companies or the weights of the companies included in the Index.

TURNOVER RATE

The average annual portfolio turnover rate for all domestic stock funds is
89%.*

The annual portfolio turnover rate for the Domini Social Index Trust, in which the Domini Social Equity Fund invests, is 9.0%.** (There is no guarantee that this turnover will not be higher in the future.)

A 100% portfolio turnover rate would occur if a fund sold and replaced securities valued at 100% of its net assets within a one-year period.

DOMINI SOCIAL BOND FUND

The Domini Social Bond Fund seeks to foster economic empowerment through investments that support affordable housing, small business development, community revitalization, rural development, education, the environment, and healthcare.

--------------

*   As of 09/30/05; taken from Morningstar PrincipiaPro.

**  For the period from 08/01/04 to 07/31/05.

              Additional Investment Strategies, Risk, and Portfolio Holdings  25

TYPES OF BONDS AND OTHER INVESTMENTS

The Domini Social Bond Fund typically invests at least 85% of its assets in investment-grade securities. The Fund can buy many types of debt instruments including, without limitation, corporate bonds, bonds issued by U.S. government agencies or instrumentalities, and mortgage-backed and asset-backed securities.
The Fund may also invest in the instruments of, and deposit cash with, community development banks, community loan funds, credit unions, and other entities whose mission is community economic development. All of the Fund's holdings are subject to social and environmental criteria. Please see "Socially
Responsible Investing" above for more information.

The following describes the most common types of bonds and other debt instruments the Fund will hold. (For a discussion of the risks associated with these types of securities, refer to "The Funds at a Glance -- Domini Social
Bond Fund.")

     SECURITIES OF U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES are bonds issued by government agencies and instrumentalities and
     government-sponsored entities. The Fund generally invests in securities related to housing, farming, and education. These investments represent loans to the issuing agency or instrumentality.

     Please keep in mind that some securities issued by U.S. government agencies and instrumentalities may not be backed by the full faith and credit of the
     U.S. Treasury. The Fund currently invests a significant portion of its assets in securities issued by government-sponsored entities such as
     Freddie Mac, Fannie Mae, and the Federal Home Loan Banks. Although these entities were chartered or sponsored by Congress, they are not funded by the government, and the securities they issue are not guaranteed or insured by the U.S. government or the U.S. Treasury. Securities issued by these government-sponsored entities are backed by their respective issuers only.

     The Fund does not currently intend to invest in direct obligations of the
     U.S. Treasury such as U.S. Treasury bills, notes, and bonds.

     STATE AND MUNICIPAL BONDS represent loans to a state or municipal government, or one of its agencies or instrumentalities.

     CORPORATE BONDS are IOUs issued by corporations that want to borrow money for some business purpose. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends on market conditions and also on the financial health of the corporation issuing the bonds. For example, a company whose credit rating is weak will have to offer a higher interest rate to obtain buyers for its bonds. The Fund expects to invest primarily in investment-grade corporate bonds, which are corporate bonds rated in one of the four

26  Additional Investment Strategies, Risk, and Portfolio Holdings

     highest rating categories by independent bond rating agencies, and those that the Fund's portfolio managers believe to be of comparable quality.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES represent interests in underlying pools of mortgages or consumer or commercial loans -- most often home loans or credit card, automobile, or trade receivables. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then pay principal upon maturity, mortgage-backed securities pay both interest and principal as part of their regular payments. The Fund may also invest in mortgage-backed securities that are called collateralized mortgage obligations (CMOs). Typically CMOs are issued in separate classes with different stated maturities. As the underlying mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first.

     Because the Domini Social Bond Fund may invest extensively in mortgage-backed and asset-backed securities, the prepayment risk of the
     Fund may be higher than that for a bond fund that does not invest in these types of securities. See "Domini Social Bond Fund -- Primary Risks" for
     more information.

     Mortgage-backed securities are issued by a number of government agencies and government-sponsored entities, including the Government National
     Mortgage Association (GNMA or Ginnie Mae), Freddie Mac, and Fannie Mae.

     Ginnie Mae is a wholly owned government corporation that guarantees privately issued securities backed by pools of mortgages insured by the
     Federal Housing Administration, the Department of Veterans Affairs, and the
     Department of Agriculture under the Rural Housing Service Program. Ginnie
     Maes are guaranteed by the full faith and credit of the U.S. Treasury as to the timely payment of principal and interest. Freddie Mac and Fannie Mae are government-chartered, but shareholder-owned, corporations whose mandate is to enhance liquidity in the secondary mortgage markets. Freddie Macs and
     Fannie Maes are backed by their respective issuer only and are not guaranteed or insured by the U.S. government or the U.S. Treasury. Of course, your investment in the Domini Social Bond Fund is not insured. The
     Fund may also invest to a lesser extent in conventional mortgage securities, which are packaged by private entities and are not guaranteed or insured by the U.S. government or the U.S. Treasury.

-------------------------------------------------------------------------------
Because the mortgages and loans underlying the securities can be prepaid at any time by homeowners or consumer or corporate borrowers, mortgage-backed securities and asset-backed securities are particularly sensitive to prepayment and extension risk discussed earlier in this prospectus.
-------------------------------------------------------------------------------

              Additional Investment Strategies, Risk, and Portfolio Holdings  27

     INTERNATIONAL DOLLAR-DENOMINATED BONDS (or Yankee bonds) are bonds denominated in U.S. dollars issued by foreign governments and companies.
     Because the bond's value is designated in dollars rather than the currency of the issuer's country, the investor is not exposed to currency risk. To the extent that the Fund owns bonds issued by foreign governments and companies, the Fund is subject to risks relating to political, social, and economic developments abroad.

Additional permissible Domini Social Bond Fund investments include but are not limited to the following:

     ZERO COUPON OBLIGATIONS. The Fund may invest in obligations that do not pay current interest, known as "zero coupon" obligations. The prices of zero coupon obligations tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's net asset value more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for shareholders.

     FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in obligations that pay interest at rates that change based on market interest rates, known as "floating" or "variable" rate obligations. These securities tend to be highly sensitive to interest rate changes. Floating and variable rate obligations with interest rates that change based on a multiple of a market interest rate may have the effect of magnifying the Fund's gains or losses.

     DERIVATIVES. The Fund may use derivatives (including futures and options), which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. The various derivatives that the Fund may use are described in more detail in the
     Statement of Additional Information. The Fund may use derivatives to reduce exposure to certain risks, such as interest rate risk. The Fund will not use derivatives for leverage. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives, even when they may benefit the Fund. Derivatives are subject to a number of risks described in further detail in this prospectus, such as market risk, interest rate risk, and credit risk. They also may be mispriced or improperly valued, and changes in the value of derivatives may not correlate perfectly with the underlying asset, reference rate, or index.

TURNOVER RATE

The Domini Social Bond Fund is actively managed. From time to time the Fund's annual portfolio turnover rate may exceed 100%. The annual portfolio turnover rate for the Fund was 25% for the period from August 1, 2004, to July 31, 2005.
The sale of securities may produce capital gains, which when distributed are taxable to investors. Active trading may result in increased transaction costs.

28  Additional Investment Strategies, Risk, and Portfolio Holdings

DOMINI EUROPEAN SOCIAL EQUITY FUND

The Domini European Social Equity Fund provides shareholders with exposure to a core portfolio of companies based in Europe selected according to a balancing of multiple social and environmental standards.

USE OF OPTIONS, FUTURES, AND OTHER DERIVATIVES

Although it is not a principal investment strategy, the Domini European Social
Equity Fund may purchase and sell options, enter into futures contracts, and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indexes), foreign currencies, interest rates, or inflation indexes. The Fund may also utilize derivative instruments, such as equity-linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These techniques, which are incidental to the Fund's primary strategy, permit the Fund to gain exposure to a particular security, group of securities, currency, interest rate, or index, and thereby have the potential for the Fund to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging the Fund's portfolio investments. Hedging techniques may not always be available to the Fund, and it may not always be feasible for the Fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the Fund's submanager expected. As a result, the use of these techniques may result in losses to the
Fund or increase volatility in the Fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

TURNOVER RATE

The annual portfolio turnover rate for the Domini European Social Equity Trust, in which the Domini European Social Equity Fund invests, is expected to be within a range of 70% to 110%. The sale of securities may produce capital gains, which when distributed are taxable to the Fund's shareholders. Active trading may result in increased transaction costs.

INVESTMENT STRUCTURE

The Domini Social Equity Fund and Domini European Social Equity Fund invest their assets in the Domini Social Index Trust and Domini European Social Equity
Trust (collectively, Master Trusts), respectively, each a portfolio of the
Domini Social Trust, a registered investment company. The Domini Social Index
Trust has the same investment objective as the Domini Social Equity Fund and invests in securities using the strategies

              Additional Investment Strategies, Risk, and Portfolio Holdings  29

described in this prospectus. The Domini European Social Equity Trust has the same investment objective as the Domini European Social Equity Fund and invests in securities using the strategies described in this prospectus. Each Fund may withdraw its investment from the Master Trust, in which it invests, at any time if the Board of Trustees of the Fund determines that it is in the best interest of the Fund's shareholders to do so. The Board of Trustees would then consider what action might be taken, including investing all of the Fund's assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring a manager or submanager to manage or submanage the Fund's assets. There is currently no intention to change either Fund's investment structure. References to the Domini Social Equity Fund and Domini European
Social Equity Fund in this prospectus include the Domini Social Index Trust and
Domini European Social Equity Trust, respectively, unless the context requires otherwise.

The Domini Social Bond Fund invests directly in securities and does not invest through an underlying Portfolio.

CASH RESERVES

Although the Domini Social Equity Fund and Domini European Social Equity Fund
seek to be fully invested at all times, each keeps a small percentage of its assets in cash or cash equivalents. These reserves provide each Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. Each Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. The issuers of these securities must satisfy certain social and environmental standards as applied by Domini.

The Domini Social Bond Fund will also invest a portion of its assets in short-term debt securities issued by agencies or instrumentalities of the U.S.
government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, and repurchase agreements. Some of the investments will be with community development banks and financial institutions and may not be insured by the FDIC. The issuers of these securities must satisfy certain social standards as applied by Domini.

ILLIQUID SECURITIES

Each Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the Manager determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

30  Additional Investment Strategies, Risk, and Portfolio Holdings

TEMPORARY INVESTMENTS

Each Fund may temporarily use a different investment strategy for defensive purposes in response to market conditions, economic factors, or other occurrences. This may adversely affect a Fund's performance. You should note, however, that the Funds have not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future --
even in the event of deteriorating market conditions.

SECURITIES LENDING

Consistent with applicable regulatory policies, including those of the Board of
Governors of the Federal Reserve System and the SEC, each of the Funds may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash, or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days' notice. During the existence of a loan, a Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. A Fund may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds'
Statement of Additional Information and at www.domini.com. Currently, disclosure of each Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (each January 31, April 30, July 31, and
October 31) in the Annual Report and the Semi-Annual Report to Fund
shareholders and in the Quarterly Report on Form N-Q. To obtain copies of
Annual and Semi-Annual Reports, free of charge, call 1-800-582-6757. Each
Annual, Semi-Annual, and Quarterly Report is available online at www.domini.com and on the EDGAR database on the SEC's website, www.sec.gov.

In addition, Domini's website contains information about each Fund's portfolio holdings, including, as applicable, the security description, the ticker, the security identification number, price per share, par value, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and
December 31). This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. During the first calendar quarter of a Fund's operations and for 30 days thereafter, Domini's website may also contain portfolio holdings information with respect to a Fund as of 5 business days after commencement of operations, or any later date in such calendar

              Additional Investment Strategies, Risk, and Portfolio Holdings  31

quarter with a lag, in each case, of at least 7 business days. Such information is limited to descriptions of the securities held by the Fund and the identification numbers and/or ticker symbols for such securities. To find this information, please visit www.domini.com, click on "Domini Funds" at the top of the page, and select the appropriate Fund for which you wish to retrieve portfolio holdings information.

ADDITIONAL INFORMATION

The Funds are not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For
additional information about the Funds' investment strategies and risks, the
Funds' Statement of Additional Information is available, free of charge, from
Domini, or online at www.domini.com.

32  Additional Investment Strategies, Risk, and Portfolio Holdings

WHO MANAGES THE FUNDS?

INVESTMENT MANAGER

Domini Social Investments LLC (Domini or the Manager), 536 Broadway, 7th floor,
New York, NY 10012, has been managing money since November 1997. As of
September 30, 2005, Domini managed more than $1.8 billion in assets for individual and institutional investors who are working to create positive change in society by using social and environmental standards in their investment decisions. Domini provides the Funds and the Master Trusts with investment supervisory services, overall operational support, and administrative services.

The DOMINI SOCIAL EQUITY FUND uses a passive investment strategy. This means that the Fund purchases, holds, and sells stocks based on the composition of the Domini 400 Social IndexSM rather than on a manager's judgment as to the direction of the market or the merits of any particular stock.

The DOMINI SOCIAL BOND FUND uses an active investment strategy. Domini sets the social and environmental standards and also has authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets are held uninvested.

The DOMINI EUROPEAN SOCIAL EQUITY FUND uses a quantitative stock selection approach. Domini sets the social and environmental standards and determines which stocks meet these standards.

The social investment research team at Domini comprises Steven Lydenberg, Jeff
MacDonagh, and Kimberly Gladman.

Steven Lydenberg, CFA, is chief investment officer of Domini and vice president of the Domini Funds. His responsibilities as chief investment officer include development and oversight of Domini's social investment policies and standards.
He has been active in social research since 1975. Mr. Lydenberg was a founder of KLD Research & Analytics, Inc., served as its research director from 1990 to
2001, and served on KLD's Domini 400 Social IndexSM Committee through March 31,
2005. From 1987 to 1989, he was an associate with Franklin Research and
Development Corporation (now known as Trillium Asset Management). For 12 years he worked with the Council on Economic Priorities, ultimately as director of corporate accountability research. Mr. Lydenberg holds a B.A. in English from
Columbia College and an M.F.A. in theater arts from Cornell University, and holds the Chartered Financial Analyst designation.

Jeff MacDonagh, CFA, is the senior research analyst responsible for the application of the Funds' social and environmental standards and is responsible for oversight of the research team and its processes. Mr. MacDonagh was an assistant portfolio manager at Loring, Wolcott &

                                                                              33

Coolidge Fiduciary Advisors from 2003 through June 2005. His responsibilities included portfolio management, screening for social investments, proxy voting, and community development investing. From 2000 to 2003, he was a social investment researcher at KLD Research & Analytics, Inc. Mr. MacDonagh holds a
B.S. in mathematics, physics, and philosophy from the University of
Wisconsin-Madison, and an M.S. in technology policy and an M.S. in environmental planning from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

Kimberly Gladman, Ph.D., is the associate research analyst responsible for the application of the Funds' social and environmental standards. Dr. Gladman previously worked in Domini's Shareholder Advocacy department, where she engaged companies on a range of social and environmental issues through shareholder resolution filings and direct dialogue. Before joining Domini in
2001, she had an academic career, focused on interdisciplinary teaching and research. She holds a B.A. in literature from Yale University and a Ph.D. in comparative literature from New York University.

In addition to the social investment research team, the Manager may use an investment committee whose responsibilities include selective review of the social and environmental performance of current and prospective investments.
The investment commitee may include members of the investment research team, as well as other Domini employees.

INVESTMENT SUBMANAGERS

DOMINI SOCIAL EQUITY FUND

SSgA Funds Management, Inc. (SSgA), with its main offices at State Street
Financial Center, One Lincoln Street, Boston, MA 02111, provides investment submanagement services to the Domini Social Index Trust pursuant to a
Submanagement Agreement with Domini. SSgA had approximately $101 billion in assets under management as of September 30, 2005, including $3.3 billion in assets for which SSgA acts as a submanager. SSgA and its affiliated companies managed over $669 billion in index fund assets and approximately $100 billion in socially responsible assets as of September 30, 2005. SSgA implements the daily transactions necessary to maintain the proper correlation between the
Domini Social Index Trust's portfolio and the Domini 400 Social Index.SM SSgA does not determine the composition of the Index. The Index's composition is determined by KLD Research & Analytics, Inc.

The Domini Social Index Trust is submanaged by a team of investment professionals from SSgA's Global Structured Products Group, including David
Chin, Heather McGoldrick, Michael Feehily, Karl Schneider, and James May. Each
member of the team is jointly and primarily responsible for the day-to-day management of the Domini Social Index Trust.

     David Chin has been a principal of SSgA and State Street Global Advisors since he joined State Street in 1999. He is responsible for

34  Who Manages the Funds?

     managing both U.S. and international funds. Prior to joining State Street
     Global Advisors, Mr. Chin was a product analyst in the Analytical Services
     Group at Frank Russell Company. He has been working in the investment management field since 1992.

     Heather McGoldrick has been a principal of SSgA and State Street Global
     Advisors since she joined State Street in 1991. Prior to assuming portfolio management responsibilities in 2003, Ms. McGoldrick was also a product engineer. Her responsibilities include portfolio management, product development, and research.

     Michael Feehily, CFA, has been a principal of SSgA and State Street Global
     Advisors since he joined State Street in 1992. Mr. Feehily is head of the
     U.S. equity team within the Global Structured Products Team. He is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors.

     Karl Schneider has been a principal of SSgA and State Street Global
     Advisors since he joined State Street in 1996. He manages a variety of the firm's domestic and international passive funds.

     James May, CFA, has been a principal of SSgA and State Street Global
     Advisors since he joined State Street in 1991. He manages a variety of portfolios benchmarked to indexes including MSCI, Standard & Poor's, and
     Russell.

     Mr. Chin, Mr. Feehily, Mr. Schneider, and Mr. May have served on the portfolio management team for the Domini Social Index Trust since 2000. Ms.
     McGoldrick has served on the team since 2003.

The Statement of Additional Information contains additional information about the compensation of these investment professionals, other accounts managed by these investment professionals, and their ownership of the securities of the
Fund.

For the services Domini and SSgA provided to the Domini Social Equity Fund and the Domini Social Index Trust during the fiscal year ended July 31, 2005, they received a total of 0.57% of the average daily net assets of the Domini Social
Equity Fund, after waivers. A discussion regarding the basis of the Board of
Trustees' approval of the continuance of the Domini Social Index Trust's
Management and Submanagement Agreements with Domini and SSgA, respectively, is available in the Domini Social Equity Fund's and Domini Social Index Trust's
Annual Report to shareholders for the fiscal year ended July 31, 2005.

DOMINI SOCIAL BOND FUND

Seix Advisors ("Seix"), the fixed-income division of Trusco Capital Management,
Inc. ("Trusco"), provides investment submanagement services to the Domini
Social Bond Fund pursuant to a Submanagement

                                                      Who Manages the Funds?  35

Agreement with Domini. Seix is located at 10 Mountainview Road, Suite C-200,
Upper Saddle River, NJ 07458. Trusco is a wholly owned subsidiary of SunTrust
Banks, Inc. As of September 30, 2005, Trusco had more than $69.3 billion in assets under management, including more than $24.3 billion in assets for which
Seix acts as a manager. Seix and its affiliated companies managed over $9 billion in socially responsible assets as of September 30, 2005.

John Talty, CFA, is the portfolio manager primarily responsible for the day-to-day management of the Domini Social Bond Fund. Mr. Talty served as president and senior portfolio manager of Seix from January 1993 to May 2004, when the firm was acquired by Trusco. Mr. Talty has served as executive vice president since joining Trusco in May 2004. Mr. Talty has more than 23 years of investment experience. Mr. Talty became portfolio manager for the Fund in 2005.
The Statement of Additional Information contains additional information about
Mr. Talty's compensation, other accounts managed by him, and his ownership of the securities of the Fund.

For the services Domini and Seix provided to the Domini Social Bond Fund during the fiscal year ended July 31, 2005, they received a total of 0.38% of the average daily net assets of the Domini Social Bond Fund, after waivers. A discussion regarding the basis of the Board of Trustees' approval of the continuance of the Domini Social Bond Fund's Management Agreement with Domini and the Board of Trustees' approval of the Domini Social Bond Fund's
Submanagement Agreement with Seix is available in the Domini Social Bond Fund's
Annual Report to shareholders for the fiscal year ended July 31, 2005.

DOMINI EUROPEAN SOCIAL EQUITY FUND

Wellington Management Company, LLP (Wellington Management or the Submanager),
with its main offices at 75 State Street, Boston, MA 02109, provides investment submanagement services to the Fund pursuant to a Submanagement Agreement with
Domini. Wellington Management had approximately $511 billion in assets under management as of September 30, 2005, including $243 billion in assets for which
Wellington Management acts as a submanager.

Wellington Management buys and sells stocks that Domini determines meet the
Fund's social and environmental standards using a quantitative stock selection approach within a risk-managed portfolio construction framework. The quantitative stock selection approach incorporates a diverse set of strategies based on fundamental and technical inputs. The models incorporate value and momentum as primary investment themes.

Sylvia S. Han, CFA, a vice president of Wellington Management, has been the portfolio manager responsible for the management of the Domini European Social
Equity Fund since 2005. Doris T. Dwyer, a vice president of Wellington
Management, has provided portfolio management and securities analysis services to the Fund since 2005. Ms. Han joined the firm as an investment professional in 1990. Ms. Han has served as a

36  Who Manages the Funds?

quantitative research analyst since 1996 and began serving as a portfolio manager in 2005. Ms. Dwyer joined the firm as a portfolio manager in 1998. The
Statement of Additional Information contains additional information about the compensation of these investment professionals, other accounts managed by these investment professionals, and their ownership of the securities of the Fund.

For the services Domini and Wellington Management will provide to the Domini
European Social Equity Fund and the Domini European Social Equity Trust during the fiscal year ended July 31, 2006, it is estimated that they will receive a total of 0.71% of the average daily net assets of the Domini European Social
Equity Fund, after waivers. A discussion regarding the basis of the Board of
Trustees' approval of the Domini European Social Equity Trust's Management
Agreement with Domini, the Domini European Social Equity Fund's Management
Agreement with Domini, and the Submanagement Agreement with Wellington
Management is available in the Domini European Social Equity Fund's Statement
of Additional Information.

                                                      Who Manages the Funds?  37

THE FUNDS' DISTRIBUTION PLAN

DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of each Fund's shares. Each Fund has adopted a Rule 12b-1 plan with respect to its Investor shares that allows the Fund to pay its distributor on an annual basis for the sale and distribution of the Investor shares and for services provided to shareholders. These annual distribution and service fees may equal up to 0.25% of the average daily net assets of each Fund's Investor shares. The Funds do not pay any distribution and service fees with respect to the Class R shares. Because distribution and service fees are paid out of the assets of the Investor shares on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

These fees may be used to make payments to the Funds' distributor and to broker-dealers, financial intermediaries, financial institutions, or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing, or other promotional activity, and for providing personal service or the maintenance of shareholder accounts.

The Funds' distributor and/or its affiliates may also make payments for shareholder servicing activities out of their past profits and other available sources. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements. These payments may be referred to as "revenue sharing payments." The recipients of such payments may include the Funds' distributor and other affiliates of the Manager, broker-dealers, financial institutions, and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial advisor for details about the revenue sharing payments it may receive.

For more information about the Funds' distribution plan relating to Investor shares, see the expense tables in "The Funds at a Glance" section and in the
Statement of Additional Information.

SHAREHOLDER MANUAL

This section provides you with information about buying, selling, and exchanging Investor shares of the Funds, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in a Fund.

FOR MORE INFORMATION

Call our Shareholder Services department toll-free at 1-800-582-6757 or visit our website at WWW.DOMINI.COM for more information on the following:

o   Investing in the Funds
o   Your account
o   The daily share price of your shares
o   Socially responsible investing

Shareholder Services representatives are available to take your call business days, 9 am - 5 pm, Eastern Time.

You may make transactions, review account information, and obtain the share price for your shares 24 hours a day, 7 days a week, by using our automated telephone system or visiting our website.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME,
ADDRESS, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO
ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS.

                                                                             A-1

DESCRIPTION OF SHARE CLASSES

The Domini Social Equity Fund and Domini Social Bond Fund each offer two classes of shares: Investor shares and Class R shares. The Domini European
Social Equity Fund offers only Investor shares. Class R shares are generally available only to certain eligible retirement plans, including 401(k) plans,
457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts. Class R shares are not subject to distribution and service fees because the retirement plan sponsor, rather than a Fund's distributor, provides these shareholder services. Class R shares of a Fund are also available to endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund's distributor. For more information on investing in Class R shares, please call 1-800-582-6757.

Other investors may purchase Investor shares. The Funds, the Manager, and/or its affiliates may modify the qualifications for purchase of Class R shares at any time.

If you purchase Fund shares through a broker-dealer, financial intermediary, or financial institution that has entered into an agreement with the Fund's distributor or affiliates, your transaction may be subject to transaction charges. Investors in the Funds do not pay such transaction charges if shares are purchased directly from the Funds.

--------------------------------------------------------------------------------
QUICK REFERENCE
TICKER SYMBOLS
    DOMINI SOCIAL EQUITY FUND
        Investor Shares -- DSEFX
        Class R Shares -- DSFRX
    DOMINI SOCIAL BOND FUND
        Investor Shares -- DSBFX
        Class R Shares -- DSBRX
    DOMINI EUROPEAN SOCIAL EQUITY FUND
        Investor Shares -- DEUFX
NEWSPAPER LISTING:
    DOMINI SOCIAL EQUITY FUND
        Investor Shares -- Domini Soc Inv-Soc Eq
    DOMINI SOCIAL BOND FUND
        Investor Shares -- Domini Soc Inv-Soc Bd
    DOMINI EUROPEAN SOCIAL EQUITY FUND
        Investor Shares -- Not yet available

ACCOUNT STATEMENTS are mailed quarterly.

TRADE CONFIRMATIONS are sent after purchases (except Automatic Investment Plan purchases) and redemptions.

ANNUAL AND SEMI-ANNUAL REPORTS are mailed in late September and March, respectively, and are available online at www.domini.com.
--------------------------------------------------------------------------------

A-2  Shareholder Manual

HOW TO OPEN AN ACCOUNT

1.  Read this prospectus (and please keep it for future reference).

2.  Review "Types of Accounts" and decide which type is appropriate for you.

3.  Decide how much you want to invest.

The minimum initial investment in each Fund is as follows:

   o $2,500 for regular accounts ($1,500 if using our Automatic Investment
     Plan)

   o $1,500 for Retirement Accounts (Automatic Investment Plan also available)

   o $1,000 for UGMA/UTMA Accounts (Automatic Investment Plan also available)

   o $1,000 for Coverdell Education Savings Accounts (Automatic Investment
     Plan also available)

The minimum to buy additional shares of each Fund is as follows:

   o $50 for accounts using our Automatic Investment Plan

   o $100 for all other accounts

4.  Decide whether to make your initial purchase by mail or bank wire. Follow the simple instructions under "Buying, Selling, and Exchanging Shares."

Be sure to completely fill out and sign the Account Application appropriate for the account type you have selected. If you need assistance, please call
1-800-582-6757, business days, 9 am - 5 pm, Eastern Time.

--------------------------------------------------------------------------------
WHAT IS "GOOD ORDER"?
Purchase, exchange, and sale requests must be in "good order" to be accepted by a Fund. To be in "good order" a request must include the following:

o   The Fund name
o   The account number
o   The funds for the purchase by check or by wire or the amount of the transaction (in dollars or shares) for the exchange or sale
o   Name, address, and other information that will allow us to identify you
o   The signatures of all owners exactly as registered on the account (for redemption requests by mail)
o   A Medallion Signature Guarantee, if required (see "Additional Information on
    Selling Shares" on page A-11 below)
o   Any supporting legal documentation that may be required
-------------------------------------------------------------------------------

                                                         Shareholder Manual  A-3

TYPES OF ACCOUNTS

You may invest in the Funds through the following types of accounts:

-----------------------------------------------------------------------------------------------
 INDIVIDUAL AND JOINT ACCOUNTS     Invest as an individual or with one or more people. If you
 (NONRETIREMENT)                   are opening a joint account, joint tenancy with rights of
                                   survivorship will be assumed unless other ownership is
                                   noted on your Account Application. You may also open an
                                   account to invest assets held in an existing personal trust.
-----------------------------------------------------------------------------------------------
 INDIVIDUAL RETIREMENT             You may open an account to fund a traditional IRA or a
 ACCOUNTS (IRAS)                   Roth IRA. There is a $10 annual maintenance fee per
                                   shareholder.
-----------------------------------------------------------------------------------------------
 UNIFORM GIFTS/TRANSFERS TO        These accounts are maintained by a custodian you choose
 MINORS ACT (UGMA/UTMA)            (which may be you) on behalf of a minor. They provide a
 ACCOUNTS                          simple method for giving irrevocable gifts to children
                                   without having to establish a formal trust.
-----------------------------------------------------------------------------------------------
 COVERDELL EDUCATION SAVINGS       These accounts may be established on behalf of any child
 ACCOUNTS (FORMERLY                with a Social Security number and are used to save for
 EDUCATION IRAS)                   higher education expenses. There is a $10 annual
                                   maintenance fee per shareholder.
-----------------------------------------------------------------------------------------------
 EMPLOYER-SPONSORED                You may be able to open an account as part of an
 RETIREMENT AND BENEFIT PLANS      employer-sponsored retirement or benefit plan, such as a
                                   401(k) plan, 403(b) plan, SEP-IRA, or SIMPLE IRA. There is a $10 annual maintenance fee for individual 403(b)
                                   accounts, SEP-IRAs, and SIMPLE IRAs.
-----------------------------------------------------------------------------------------------
 FOR AN ORGANIZATION               You may open an account for a trust, corporation,
                                   partnership, endowment, foundation, or other entity.
-----------------------------------------------------------------------------------------------

You may download or request the application you need for the account type you have selected at www.domini.com or by calling 1-800-582-6757.

Automatic transaction plans are available for all account types. Please see
"Buying, Selling, and Exchanging Shares" for more information.

A-4  Shareholder Manual

BUYING, SELLING, AND EXCHANGING SHARES

The following chart describes all the ways you can buy, sell, and exchange
Investor shares of the Domini Social Equity Fund, Domini Social Bond Fund, and
Domini European Social Equity Fund. If you need any additional information or assistance, please call 1-800-582-6757.

      METHOD                                       INSTRUCTIONS
--------------------------------------------------------------------------------------------

MAIL4               Domini Funds
By Mail you may:    P.O. Box 9785

BUY SELL            Providence, RI 02940-9785
EXCHANGE            To buy shares:
                    o   For your initial investment, complete an Account Application and mail it with your check.
                    o   For subsequent investments, fill out the investment slip included with trade confirmations or account statements, or send a note with your check indicating the Fund name, the account number, and the dollar amount.
                    o   Your check must be made payable to "Domini Funds." Always include your account number on your check.
                        Note: For our mutual protection, the Funds cannot accept cashier's checks, money orders, checks made payable to third parties, starter checks, or travelers checks.
                    o   Please note that if you purchase shares by check and you sell those shares soon after purchase, your redemption proceeds will not be sent to you until your check clears, which may take up to 8 business days after purchase.

                    To sell shares:

                    You must include the following information or your request may be returned:

                    o   The Fund name
                    o   The Fund account number
                    o   The dollar amount or number of shares
                    o   The signatures of all authorized signers exactly as they appear on the initial application
                    o   A Medallion Signature Guarantee, if required (see "Additional
                        Information on Selling Shares" on page A-11)

                    To exchange shares:

                    You must include the following information or your request may be returned:
                    o   The Fund names
                    o   The Fund account numbers
                    o   The dollar amount or number of shares
                    o   The signatures of all authorized signers exactly as they appear on the initial application

                                                             Shareholder Manual
A-5

        METHOD                                       INSTRUCTIONS
----------------------------------------------------------------------------------------------

 ONLINE1,3,4            Current shareholders may buy, sell, and exchange shares online 24
 Online you may:        hours a day by following these steps:
 BUY                    o   Visit www.domini.com.
 SELL                   o   Click the "Account Access" button.
 EXCHANGE               o   Online help is available at each screen.
----------------------------------------------------------------------------------------------
 PHONE 1,2,3,4          Automated:
 By Phone you may:      Current shareholders may buy, sell, and exchange shares using our
 BUY                    automated telephone account access system 24 hours a day by
 SELL                   following these steps:
 EXCHANGE               o   Dial 1-800-582-6757.
                        o   Select "2" for automated account access.
                        o   Select "1" for account information.
                        o   Enter your account number followed by the pound sign (#).
                        o   Enter your Personal Identification Number (PIN).
                        o   Press "2" to process a transaction.
                        o   At any time you may press "8" to return to the previous menu or
                            "9" to return to the main menu.

                        Shareholder Services:

                        Current shareholders may buy, sell, and exchange shares by calling
                        1-800-582-6757, business days, 9 am to 5 pm, Eastern Time, by following these steps:

                        o   Dial 1-800-582-6757.

                        o   Press "2," then press "0" to speak with a Shareholder Services representative.

                        Access to the automated telephone system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.
----------------------------------------------------------------------------------------------
 BANK WIRE4             To buy shares:
 By Bank Wire you       For your initial investment, complete an Account Application and mail
 may:                   it to Domini Funds at the address shown above for purchasing shares
 BUY                    by mail.
 SELL
                        New accounts, call 1-800-582-6757 to obtain an account number before wiring funds.
                        You must include the following information in your wire transfer or your money may be returned uninvested:
                        o   Bank: PNC Bank
                        o   ABA: 031000053
                        o   Acct Name: Domini Social Investments
                        o   Acct #: 86-0690-5468
                        o   FBO: Fund Name, Account Name, and Account Number
                        at Domini Funds

BANK WIRE4              To sell shares:
(Continued)             You may request receipt of redemption proceeds by wire online, in writing, or by speaking with a Shareholder Services representative at
                        1-800-582-6757.

A-6  Shareholder Manual

 METHOD                                   INSTRUCTIONS
------------------------------------------------------------------------------------

           To establish wire redemption privileges on a new account, fill out the appropriate area on the Account Application and attach a voided check.

           If you would like to establish wire redemption privileges on an existing account, you must submit a written request that contains the following information:

           o  Bank name and address

           o  ABA/routing number

           o  Account name and number

           Account type (checking, money market, or savings) A Medallion Signature
           Guarantee must be included on the letter (see "Additional Information on
           Selling Shares" on page A-11). There is a $10 wire transfer fee (deducted directly from sale proceeds) and a $1,000 minimum wire amount. The wire transfer fee and the minimum wire amount may be waived for certain individuals and institutions at the Manager's discretion.
------------------------------------------------------------------------------------

(1) First-time users will need to call 1-800-582-6757, business days, 9 am to 5 pm, Eastern Time, to obtain a PIN and to set up ACH (Automated Clearing
    House) privileges, which are necessary to use this service.

(2) Neither the Funds nor their transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Funds if you wish to suspend telephone redemption privileges.

(3) Current shareholders may place ACH transactions online or through the automated telephone account access system. Your ACH transaction will be considered in good order on the date the payment for shares is received by the Funds. This may take up to 48 hours.

(4) Redemptions or exchanges of shares made less than 60 days after settlement of purchase or acquisition through exchange will be subject to a redemption fee equal to 2% of the amount redeemed or exchanged, subject to certain exceptions. The redemption fee will be deducted from your proceeds and returned to the applicable Fund. If you acquired shares on different days, the "first in, first out" (FIFO) method is used to determine the holding period. This means that the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. This fee ensures that portfolio trading costs are borne by investors making the transaction and not by shareholders remaining in the Fund. Please see
    "Market Timing and Redemption Fee" below for additional information.

You may exchange all or a portion of your Fund shares into shares of the same class of any other available Domini Fund. You may also deposit redemption proceeds into the Domini Money Market Account. (Registered Trademark)

                                                         Shareholder Manual  A-7

-------------------------------------------------------------------------------
DOMINI MONEY MARKET ACCOUNT (Registered Trademark)

The Domini Money Market Account (DMMA) offered through ShoreBank is an
FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. You may open and maintain a DMMA at no charge, and take advantage of free check-writing (with a $500 minimum per check) and easy transfers by telephone to and from your Domini Fund account. A DMMA investment is subject to certain terms and conditions. Please call
1-800-582-6757 or visit www.domini.com for more information. The rate of return for the DMMA will vary. The Domini Funds are not insured by the FDIC.
-------------------------------------------------------------------------------

For more information on transferring assets from another mutual fund family, please call 1-800-582-6757.

A-8  Shareholder Manual

AUTOMATIC TRANSACTION PLANS

Automatic transaction plans are available for your convenience to purchase or to sell shares at specified intervals without having to manually initiate each transaction.

AUTOMATIC INVESTMENT PLAN

Our Automatic Investment Plan allows you to have specified amounts automatically deducted from your bank account or Domini Money Market Account and invested in a Fund in monthly, quarterly, semi-annual, or annual intervals.
This service can be established for your account at any time. Call
1-800-582-6757 for more information.

This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Funds, there may be periodic delays in posting the funds to your account.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares of a Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100 per payment). Shares redeemed under the plan will not be subject to any applicable redemption fees.

The amount of your investment in a Fund at the time you elect to participate in the Systematic Withdrawal Plan is referred to as your "initial account balance." You may not redeem more than 10% of your initial account balance in any calendar year under the Systematic Withdrawal Plan.

Each Fund reserves the right to change the terms and conditions of the
Systematic Withdrawal Plan and may cease offering the Systematic Withdrawal
Plan at any time.

There is no charge to participate in the Systematic Withdrawal Plan. Call
1-800-582-6757 for more information.

                                                         Shareholder Manual  A-9

-------------------------------------------------------------------------------
THE ADVANTAGE OF DOLLAR-COST AVERAGING

One thing is certain: Markets fluctuate. Even experienced investors often find it impossible to accurately time a market, and to "buy low and sell high."

Dollar-cost averaging is an investment strategy designed to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals
(monthly, quarterly, and so on) over a long period of time.

The advantage of dollar-cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over a period of time.

The key to dollar-cost averaging is to stick with it for the long term, through periods of rising and falling markets. Of course, no strategy can guarantee a profit, or protect your investment from losses. Strictly adhering to a long-term dollar-cost averaging strategy, however, is a good way to avoid the mistake of investing all of your money when the market is high.

To facilitate dollar-cost averaging you may purchase Fund shares at regular intervals through the Fund's Automatic Investment Plan.
-------------------------------------------------------------------------------

A-10  Shareholder Manual

ADDITIONAL INFORMATION ON SELLING SHARES

SIGNATURE GUARANTEES

You are required to obtain a Medallion Signature Guarantee from a participating institution for any of the following:

o   Sales (redemptions) exceeding $100,000

o   Written sales requests, regardless of amount, made within 30 days following any changes in account registration

o   Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account)

The following types of institutions may participate in the Medallion Signature
Guarantee program:

o   Banks

o   Savings institutions

o   Credit unions

o   Broker-dealers

o   Other guarantors acceptable to the Funds and their transfer agent

The Funds and their transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.
There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Funds or their transfer agent may, at their option, request further documentation prior to accepting requests for redemptions.

UNUSUAL CIRCUMSTANCES

Each Fund reserves the right to revise or terminate the telephone or the online redemption privilege at any time, without notice. In the event that a Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

Each Fund may postpone payment of redemption proceeds under either of these circumstances:

o   During any period in which the New York Stock Exchange is closed or in which trading is restricted

o   If the SEC determines that an emergency exists

LARGE REDEMPTIONS

It is important that you call the Funds before you redeem any amount in excess of $500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to 7 days
-- if the amount to be redeemed will disrupt a Fund's operation or performance.

                                                        Shareholder Manual  A-11

Each Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a Fund, except upon approval of the Manager.

MARKET TIMING AND REDEMPTION FEE

The Funds are long-term investments. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs.
Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have continued to hold the securities, and may increase a Fund's transaction costs, such as brokerage expenses. The Domini
European Social Equity Fund may be more susceptible to market timing by investors seeking to take advantage of time zone arbitrage opportunities when events affecting the value of the Fund's portfolio occur after the close of the overseas markets but prior to the close of the U.S. market and the calculation of the Fund's NAV. DO NOT INVEST WITH THE DOMINI FUNDS IF YOU ARE A MARKET
TIMER.

The Board of Trustees has approved a redemption fee to discourage the Funds from being used as vehicles for frequent short-term shareholder trading. Each
Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if you sell or exchange shares after holding them less than 60 days.
The redemption fee will be deducted from your redemption proceeds and returned to the applicable Fund. If you acquired shares on different days, the "first in, first out" (FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The redemption fee is not imposed on the following:

o   Shares acquired as a result of reinvestment of dividends or distributions

o   Shares purchased, exchanged, or redeemed by means of a preapproved Automatic
    Investment Plan or Systematic Withdrawal Plan arrangement

o   Shares redeemed or exchanged by omnibus accounts maintained by intermediaries that do not have the systematic capability to process the redemption fee

o   Shares redeemed or exchanged through certain qualified retirement plans that do not have the systematic capability to process the redemption fee

o   Shares redeemed following the death of a shareholder

A-12  Shareholder Manual

o   Shares redeemed on the initiation of a Fund (e.g., for failure to meet account minimums)

o   Class R shares purchased prior to November 30, 2004

o   Share redemptions or exchanges of $5,000 or less

o   Shares transferred from one class to another class of the same Fund

o   Shares redeemed as a result of any changes in account registration

The Funds' Board of Trustees has also approved methods for the fair valuation of securities held in each Fund's portfolio in an effort to deter market timing activities. Please see "How the Price of Your Shares Is Determined -- How is
the value of securities held by the Funds determined?" for more information.

In addition, the Funds' Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of specific limits each day in order to monitor trading activity. If Domini suspects a pattern of market timing, we may reject the transaction, close the account, and/or suspend or terminate the broker if possible to prevent any future activity. The Funds do not maintain any arrangements to permit excessive trading and market timing activities.

Omnibus account arrangements permit financial intermediaries such as brokers and retirement plan administrators to aggregate their clients' transactions. In these circumstances, the Funds do not know the identity of the shareholders in the omnibus account and must rely on systems of the financial intermediary or retirement plan to charge the redemption fee. In addition, the Funds may not be able to review transactions of any particular investor if that investor holds
Fund shares through an omnibus account. The Funds encourage intermediaries that maintain omnibus accounts and retirement plan administrators to develop systems to impose mutual fund redemption fees and improve transparency. Financial intermediaries with omnibus account arrangements may apply purchase and exchange limitations that are different than the limitations discussed above.
These limitations may be more or less restrictive than the limitations imposed by the Funds, but in any event are designed to detect and prevent excessive trading. Consult with your financial intermediary to determine what purchase and exchange limitations may be applicable to your transactions in the Funds.
Because the Funds may not be able to detect all instances of market timing, particularly in omnibus accounts, there is no guarantee that the Funds will be able to deter or eliminate market timing or excessive trading of Fund shares.

-------------------------------------------------------------------------------
IMPORTANT: Once a redemption order is placed, the transaction CANNOT be cancelled by the shareholder.
-------------------------------------------------------------------------------

                                                        Shareholder Manual  A-13

HOW THE PRICE OF YOUR SHARES IS DETERMINED

The price of your shares is based on the net asset value of the applicable class of shares of the Fund that you hold. The net asset value (or NAV) of each class of shares of each Fund is determined at the close of regular trading on the New York Stock Exchange, normally 4 pm, Eastern Time, on each day the
Exchange is open for trading. This calculation is made by deducting the amount of the liabilities (debts) of the applicable class of shares of the applicable
Fund, from the value of its assets, and dividing the difference by the number of outstanding shares of the applicable class of the Fund.

-------------------------------------------------------------------------------
                             Total Assets - Total Liabilities
    Net Asset Value (NAV) = ----------------------------------
                               Number of Shares Outstanding
-------------------------------------------------------------------------------

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

HOW CAN I FIND OUT THE NAV OF MY SHARES?

You may obtain the NAV for your shares 24 hours a day ONLINE at www.domini.com or BY PHONE by calling 1-800-582-6757 from a touch-tone phone and accessing our automated telephone system.

NEWSPAPER LISTINGS: This information is also listed in the mutual fund listings of most major newspapers. The Investor shares of the Domini Social Equity Fund are most commonly listed as Dom Soc Inv-Soc Eq. The Investor shares of the
Domini Social Bond Fund are most commonly listed as Dom Soc Inv-Soc Bd. As of the date of this prospectus, the listing for the Investor shares of the Domini
European Social Equity Fund is not yet available.

QUARTERLY STATEMENTS: You will also receive this information quarterly, on your account statement.

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I BUY SHARES?
If your order is received by the Funds by 4 pm, Eastern Time, in good order, you will receive the NAV determined at the end of that day.

For current shareholders who place ACH transactions online or through the automated telephone account access system, please note that your ACH transaction will be considered in good order on the date the payment for shares is received by the Funds. This may take up to 48 hours.

Each Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

A-14  Shareholder Manual

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I SELL SHARES?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Funds in good order. See "What Is
`Good Order'?" on page A-3 of this prospectus. Please note that redemption requests received after the share price has been calculated for any Fund, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day a Fund's share price is calculated.

The appropriate Fund will normally pay for the shares on the next day the New
York Stock Exchange is open for trading, but in any event within 7 days. Sales of shares made less than 60 days after settlement of a purchase or acquisition through exchange will be subject to an early redemption fee, with certain exceptions. (See "Additional Information on Selling Shares -- Market Timing and
Redemption Fee" above for more information.) If you purchased the shares you are selling by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 8 business days from the purchase date. Each Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

Access to the automated telephone system and online processing may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

HOW IS THE VALUE OF SECURITIES HELD BY THE FUNDS DETERMINED?

Each Fund typically uses market prices to value securities. However, when a market price is not available, or when a Fund has reason to believe that the price does not represent market realities, the Fund will value securities instead by using methods approved by the Fund's Board of Trustees. When a Fund uses fair value pricing, a Fund's value for a security may be different from quoted market values.

Because the Domini Social Equity Fund invests primarily in the stocks of large-cap U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Fund would use fair value pricing -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. In addition, the Domini Social Bond Fund may invest, for example, in certain community development investments for which a market price might not readily be available, provided that the Fund may not invest more than 15% of its net assets in illiquid securities. In those circumstances, the fair value of the community development investment is determined by using methods approved by the Fund's Board of Trustees.

                                                        Shareholder Manual  A-15

Because the Domini European Social Equity Fund invests primarily in the stocks of companies based in Europe, the Fund will use fair value pricing when, for example, significant events that may have an impact on the market price of securities occur after the local closing time of a European exchange but prior to the time the Fund calculates its NAV.

Please note that the Domini European Social Equity Fund holds securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Each short-term obligation (with a remaining maturity of 60 days or less) is valued at amortized cost, which constitutes fair value as determined by the
Board of Trustees.

FUND STATEMENTS AND REPORTS

HOUSEHOLDING

To keep the Funds' costs as low as possible, and to conserve paper, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, notify our Shareholder Services department at 1-800-582-6757.

CONFIRMATION STATEMENTS

Statements confirming the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares. Confirmation statements are not sent for reinvested dividends or for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757.

FUND FINANCIAL REPORTS

The Funds' Annual Report is mailed in September, and the Funds' Semi-Annual
Report is mailed in March. These reports include information about a Fund's performance, as well as a complete listing of that Fund's holdings. You may choose to receive these reports by email rather than hard copy by signing up for e-delivery at www.domini.com. The Funds' most recent reports are available online at www.domini.com.

TAX STATEMENTS
Each year we will send you a statement reporting the previous year's dividend and capital gains distributions, proceeds from the sale of shares,

A-16  Shareholder Manual

and distributions from IRAs or other retirement accounts as required by the
IRS. Statements are generally mailed in January.

DIVIDENDS AND CAPITAL GAINS

Each Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid by the Domini Social Equity Fund and Domini European Social
Equity Fund semi-annually (usually in June and December), and by the Domini
Social Bond Fund monthly. Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares.
Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. In either case, dividends are normally taxable to you in the manner described below.

TAXES

This discussion of taxes is for general information only. You should consult your own tax advisor about your particular situation and the status of your account under state and local laws.

TAXABILITY OF DIVIDENDS

Each year the Funds will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the dividends you receive from the Funds, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions designated by a Fund as "qualified dividend income." Dividends designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

BUYING A DIVIDEND

Dividends paid by a Fund will reduce that Fund's net asset value per share. As a result, if you buy shares just before a Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares held in a nonretirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                                        Shareholder Manual  A-17

IMPORTANT: By law, you must certify that the Social Security or taxpayer identification number you provide the Funds is correct and that you are not otherwise subject to backup withholding for failing to report income to the IRS.
The Funds may be required to withhold (and pay over to the IRS for your credit)
taxes, at a current rate of 28%, from certain distributions and proceeds they pay you if you fail to provide this information or otherwise violate IRS requirements.

-------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING

As part of our required anti-money laundering program, we may ask you to provide various identification documents or other information when you open or make certain significant changes to your account. Until you provide the information or documents required, you may not be able to open an account or effect additional transactions.

A-18  Shareholder Manual

RIGHTS RESERVED BY THE FUNDS

Each Fund and its agents reserve the following rights:

o   To waive or change investment minimums

o   To refuse any purchase or exchange order

o   To stop selling shares at any time

o   To change, revoke, or suspend the exchange privilege

o   To suspend telephone transactions

o   To reject any purchase or exchange order (including, but not limited to, orders that involve, in the Manager's opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder

o   To implement additional policies designed to prevent excessive trading

o   To adopt policies requiring redemption of shares in certain circumstances

o   To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is a reason to believe a fraudulent transaction may occur

o   To otherwise modify the conditions of purchase and any services at any time

o   To act on instructions believed to be genuine

o   To notify shareholders and redeem accounts (other than retirement and
    Automatic Investment Plan accounts) with a value of less than $1,500

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of a Fund.

                                                        Shareholder Manual  A-19

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years. The Domini European Social
Equity Fund is newly created and has not yet issued financial highlights.
Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG
LLP, whose reports, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

B-1

DOMINI SOCIAL EQUITY FUND

INVESTOR SHARES

                                                                            YEAR ENDED JULY 31,
                                                 2005             2004             2003              2002              2001

For a share outstanding for the period:
Net asset value, beginning of period .....      $27.18           $24.55           $22.19            $31.89            $39.98
                                                ------           ------           ------            ------            ------
Income from investment operations:
  Net investment income ..................        0.34             0.15             0.14              0.08              0.02
  Net realized and unrealized
   gain/(loss) on investments ............        2.56             2.61             2.37             (6.96)            (7.12)
                                                ------           ------           ------            ------            ------
Total income from investment operations ..        2.90             2.76             2.51             (6.88)            (7.10)
                                                ------           ------           ------            ------            ------
Less dividends and distributions:
  Dividends to shareholders from
   net investment income .................       (0.34)           (0.13)           (0.15)            (0.07)            (0.01)
  Distributions to shareholders from
   net realized gain .....................          --               --               --             (2.75)            (0.98)
                                                ------           ------           ------            ------            ------
Total distributions ......................       (0.34)           (0.13)           (0.15)            (2.82)            (0.99)
Redemption fee proceeds** ................          --*              --*              --                --                --
                                                ------           ------           ------            ------            ------
Net asset value, end of period ...........      $29.74           $27.18           $24.55            $22.19            $31.89
                                                ======           ======           ======            ======            ======
Total return .............................       10.68%           11.24%           11.36%           (23.26)%          (17.87)%
Portfolio turnover+ ......................           9%               8%               8%               13%               19%
Ratios/supplemental data (annualized):
  Net assets, end of period (in millions).      $1,271           $1,261           $1,099              $969            $1,281
  Ratio of expenses to average net assets.        0.95%(1)         0.94%(1)         0.92%(1)          0.92%(1)          0.93%(1)
  Ratio of net investment
   income/(loss) to average net assets ...        1.20%            0.55%            0.63%             0.32%             0.06%
--------------------------------------------------------------------------------------------------------------------------------

*   Amount represents less than $0.005 per share.

**  Redemption fee instituted on December 1, 2003.

+   For the Portfolio in which the Fund invests.

(1) Reflects a waiver of fees by the Manager of the Portfolio, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the
    Distributor not waived their fees, the ratio of expenses to average net assets would have been 1.13%, 1.16%, 1.26%, 1.15%, and 1.14%, for the years ended July 31, 2005, 2004, 2003, 2002, and 2001, respectively.

                                                       Financial Highlights  B-2

DOMINI SOCIAL EQUITY FUND

CLASS R SHARES

                                                                       FOR THE PERIOD
                                                    YEAR ENDED       NOVEMBER 28, 2003*
                                                   JULY 31, 2005      TO JULY 31, 2004

For a share outstanding for the period:
Net asset value, beginning of period ..........        $10.28             $10.00
                                                       ------             ------
Income from investment operations:
  Net investment income .......................          0.15               0.07
  Net realized and unrealized gain on
    investments ...............................          0.98               0.35
                                                       ------             ------
Total income from investment operations                  1.13               0.42
                                                       ------             ------
Less dividends and/or distributions:
  Dividends to shareholders from net
    investment income .........................         (0.16)             (0.14)
                                                       ------             ------
Net asset value, end of period ................        $11.25             $10.28
                                                       ======             ======
Total return ..................................         11.04%              4.14%**
Portfolio turnover+ ...........................             9%                 8%
Ratios/supplemental data (annualized):
  Net assets, end of period (in millions) .....           $60                $34
  Ratio of expenses to average net assets                0.62%(1)           0.63%(1)
  Ratio of net investment income to
    average net assets ........................          1.35%              0.79%
---------------------------------------------------------------------------------------

*   Commencement of operations.

**  Not annualized.

+   For the Portfolio in which the Fund invests.

(1) Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 0.74% and 0.86% for the years ended July 31, 2005 and 2004, respectively.

B-3  Financial Highlights

DOMINI SOCIAL BOND FUND

INVESTOR SHARES

                                                                           YEAR ENDED JULY 31,
                                                 2005             2004             2003             2002             2001

For a share outstanding for the period:
Net asset value, beginning of period .....      $10.91           $10.97           $11.03           $10.78           $10.07
                                                ------           ------           ------           ------           ------
Income from investment operations:
  Net investment income ..................        0.38             0.36             0.40             0.48             0.56
  Net realized and unrealized
   gain/(loss) on investments ............       (0.03)           (0.03)           (0.03)            0.34             0.71
                                                ------           ------           ------           ------           ------
Total income from investment operations ..        0.35             0.33             0.37             0.82             1.27
                                                ------           ------           ------           ------           ------
Less dividends to shareholders
  from net investment income .............       (0.38)           (0.36)           (0.40)           (0.48)           (0.56)
Less distributions to shareholders
  from realized gain .....................          --            (0.03)           (0.03)           (0.09)              --
                                                ------           ------           ------           ------            -----
Total dividends and distributions
  paid to shareholders ...................       (0.38)           (0.39)           (0.43)           (0.57)           (0.56)
                                                ------           ------           ------           ------            -----
Redemption fee proceeds* .................          --**             --**             --               --               --
                                                ------           ------           ------           ------            -----
Net asset value, end of period ...........      $10.88           $10.91           $10.97           $11.03           $10.78
                                                ======           ======           ======           ======           ======
Total return .............................        3.25%            3.02%            3.33%            7.85%           12.92%
Portfolio turnover .......................          25%              46%              24%              71%              71%
Ratios/supplemental data (annualized):
  Net assets, end of period (000s) .......     $64,009          $59,288          $47,853          $32,018          $14,014
  Ratio of expenses to average net assets.        0.95%(1)         0.95%(1)         0.95%(1)         0.95%(1)         0.95%(1)
  Ratio of net investment income to
   average net assets ....................        3.48%            3.27%            3.56%            4.40%            5.27%
------------------------------------------------------------------------------------------------------------------------------

*   Redemption fee instituted on December 1, 2003.

**  Amount represents less than $0.005 per share.

(1) Reflects a waiver of fees by the Manager due to a contractual fee waiver.
    Had the Manager not waived its fees, the ratio of expenses to average net assets would have been 1.47%, 1.64%, 1.71%, 1.85%, and 2.41%, for the years ended July 31, 2005, 2004, 2003, 2002, and 2001, respectively.

                                                       Financial Highlights  B-4

DOMINI SOCIAL BOND FUND

CLASS R SHARES

                                                  FOR THE PERIOD        FOR THE PERIOD
                                                 AUGUST 1, 2004 TO    NOVEMBER 28, 2003*
                                                 DECEMBER 29, 2004+    TO JULY 31, 2004

For a share outstanding for the period:
Net asset value, beginning of period .........         $9.87               $10.00
Income from investment operations:
  Net investment income ......................          0.15                 0.25
  Net realized and unrealized gain/(loss)
    on investments ...........................          0.05                (0.10)
                                                       -----               ------
Total income from investment operations ......          0.20                 0.15
                                                       -----               ------
Less dividends to shareholders from net
  investment income ..........................         (0.15)               (0.25)
Less distributions to shareholders from
  realized gain ..............................            --                (0.03)
                                                       -----               ------
Total dividends and distributions paid to
  shareholders ...............................         (0.15)               (0.28)
                                                       -----               ------
Net asset value, end of period ...............         $9.92                $9.87
                                                       =====               ======
Total return .................................          2.05%**              1.45%**
Portfolio turnover ...........................            25%+                 46%+
Ratios/supplemental data (annualized):
  Net assets, end of period (000s) ...........            $1                   $1
  Ratios of expense to average net assets.....          0.63%(1)             0.63%(1)
  Ratio of net investment income to
    average net assets .......................          3.98%                3.41%
----------------------------------------------------------------------------------------

+   At December 29, 2004, the sole shareholder of Class R shares liquidated its full interest.

*   Commencement of operations.

**  Not annualized.

+   For the Fund's entire fiscal year.

(1) Reflects a waiver of fees by the Manager due to a contractual fee waiver.
    Has the Manager not waived its fees, the ratio of expenses to average net assets would have been 3,375.68% for the period ended December 29, 2004, and
    2,900.15% for the period ended July 31, 2004.

B-5  Financial Highlights

Domini Social Investments, (Registered Trademark)  Domini Social Equity Fund,
(Registered Trademark)  Domini Social Bond Fund, (Registered Trademark)  Domini
Money Market Account, (Registered Trademark)  The Responsible Index Fund,
(Registered Trademark)  The Way You Invest Matters, (Registered Trademark)  and
domini.com (Registered Trademark)  are registered service marks of Domini
Social Investments LLC.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc.
(KLD), which is used under license. KLD is the owner of the Domini 400 Social
Index. KLD determines the composition of the Domini 400 Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity
Fund, or the Domini Institutional Social Equity Fund.

The Domini Social Equity Fund is not sponsored, endorsed, sold, or promoted by
KLD Research & Analytics, Inc. (KLD). KLD makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini Social
Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOMINI 400
SOCIAL INDEX OR ANY DATA INCLUDED THEREIN, AND KLD SHALL HAVE NO LIABILITY FOR
ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO WARRANTY, EXPRESS
OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL INVESTMENTS LLC,
SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE
DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES NO EXPRESS OR
IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY
OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOMINI 400
SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE
FOREGOING, IN NO EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL PUNITIVE,
INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED
OF THE POSSIBILITY OF SUCH DAMAGES.

Investing for GoodSM is a service mark of KLD, and is used here by permission.

FOR ADDITIONAL INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about a Fund's investments is available in the Funds'
Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year, as well as a complete listing of each Fund's holdings. They are available by mail from Domini Social Investments, or online at www.domini.com.

STATEMENT OF ADDITIONAL INFORMATION

The Funds' Statement of Additional Information contains more detailed information about each Fund and its management and operations. The Statement of
Additional Information is incorporated by reference into this prospectus and is legally part of it. It is available by mail from Domini Social Investments, or online at www.domini.com.

PROXY VOTING AND SOCIAL AND ENVIRONMENTAL CRITERIA

Visit www.domini.com for more complete information about Domini Social
Investments' proxy voting policies and procedures, to view the Domini Social
Equity Fund and Domini European Social Equity Fund's current proxy voting decisions, to learn more about the firm's shareholder activism program, and for extensive information about the social and environmental criteria used to maintain the Domini 400 Social Index.SM

CONTACT DOMINI

To make inquiries about the Funds or obtain copies of any of the above free of charge, call 1-800-582-6757 or write to this address:

  Domini Social Investments
  P.O. Box 9785
  Providence, RI 02940-9785

WEBSITE: To learn more about the Funds or about socially responsible investing, visit us online at WWW.DOMINI.COM.

SECURITIES AND EXCHANGE COMMISSION

Information about the Funds (including the Statement of Additional Information)
is available on the EDGAR database on the SEC's website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference
Section of the SEC, Washington, DC 20549-0102. You may also visit the SEC's
Public Reference Room in Washington, D.C. For more information about the Public
Reference Room you may call the SEC at 1-202-942-8090.

File No. 811-5823

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 30, 2005

                            DOMINI SOCIAL EQUITY FUND
                       DOMINI EUROPEAN SOCIAL EQUITY FUND
                             DOMINI SOCIAL BOND FUND

                    series of DOMINI SOCIAL INVESTMENT TRUST

                                                                            PAGE
                                                                            ----
1.    The Funds..........................................................      2

2.    Investment Information.............................................      4

3.    Determination of Net Asset Value; Valuation of Portfolio

This Statement of Additional Information sets forth information that may be of interest to investors but that is not necessarily included in the Funds'
Prospectus dated November 30, 2005, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus.
This Statement of Additional Information incorporates by reference the financial statements described on page 81 hereof. These financial statements can be found in the Funds' Annual Report to Shareholders. An investor may obtain copies of the Funds' Prospectus and Annual Report without charge from Domini Social
Investments by calling 1-800-582-6757 or online at www.domini.com.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                       -2-

                                  1. THE FUNDS

The Domini Social Equity Fund (the "Equity Fund"), the Domini European Social
Equity Fund (the "European Equity Fund") and the Domini Social Bond Fund (the
"Bond Fund," and collectively with the Equity Fund and the European Equity Fund, the "Funds") are each no-load, diversified, open-end management investment companies. Each Fund is a series of shares of beneficial interest of Domini
Social Investment Trust (the "Trust"), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989, and
commenced operations on June 3, 1991. Prior to January 20, 2000, the name of the
Trust was "Domini Social Equity Fund." The Equity Fund and the European Equity
Fund are each referred to herein as a "Feeder Fund" and, collectively, as the
"Feeder Funds."

Each Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value. References in this Statement of Additional Information to the "Prospectus" are to the current Prospectus of the Funds, as amended or supplemented from time to time.

Domini Social Investments LLC ("Domini" or the "Manager") is the Funds' sponsor.
Domini supervises the overall administration of the Equity Fund and the European
Equity Fund, and provides investment advisory and administrative services to the
Bond Fund. The Board of Trustees provides broad supervision over the affairs of each Fund. Shares of each Fund are continuously sold by DSIL Investment Services
LLC, the Funds' distributor ("DSILD" or the "Distributor"). An investor should obtain from Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

The Equity Fund seeks to achieve its investment objective by investing all its assets in the Domini Social Index Trust (the "Index Trust"), a diversified, open-end management investment company having the same investment objective as the Equity Fund. Domini is the Index Trust's investment manager. SSgA Funds
Management, Inc. is the Index Trust's investment submanager ("SSgA" or the
"Index Trust Submanager"). SSgA manages the investments of the Index Trust from day to day in accordance with the Index Trust's investment objective and policies. KLD Research & Analytics, Inc. ("KLD") determines the composition of the Domini 400 Social Index(SM) (the "Index"). Domini 400 Social Index(SM) is a
service mark of KLD which is licensed to Domini with the consent of Amy L.
Domini (with regard to the word "Domini"). KLD is the owner of the Index but is not the manager of the Equity Fund or the Index Trust. Steven D. Lydenberg, Vice
President of the Trust and Chief Investment Officer of Domini, is a former officer and employee of KLD. As of the date of this Statement of Additional
Information, Mr. Lydenberg owns 20% of the outstanding stock of KLD. Pursuant to agreements among KLD, Domini, Amy L. Domini, and each of the Equity Fund and the
Index Trust, the Equity Fund and the Index Trust may be required to discontinue use of KLD's service mark if (a) Domini ceases to be the investment manager of the Index Trust, (b) Ms. Domini or Domini withdraws her or its consent to the use of the word "Domini," or (c) the license agreement between KLD and Domini is terminated.

The European Equity Fund seeks to achieve its investment objective by investing all of its assets in the Domini European Social Equity Trust (the "European
Equity Trust"), a diversified, open-end management investment company having the same investment objective as the European Equity Fund. The European Equity Trust
seeks to achieve its investment objective by investing primarily in stocks of companies based in Europe that meet the European Equity Trust's social and environmental standards. Domini is the European Equity Trust's investment manager. Domini determines which companies meet the European Equity Trust's social and environmental standards. Wellington Management Company, LLP
("Wellington Management" or the "European Equity Trust Submanager") is the
European Equity Trust's

                                       -3-

investment submanager. Wellington Management manages the investments of the
European Equity Trust from day to day in accordance with the European Equity
Trust's investment objective and policies.

The Index Trust and the European Equity Trust (each a "Master Fund" and collectively the "Master Funds") are each a series of Domini Social Trust. Prior to August 1, 2005, the Domini Social Trust was named the Domini Social Index
Portfolio.

Seix Advisors ("Seix" or the "Bond Fund Submanager") is the Bond Fund's
investment submanager. Seix manages the investments of the Bond Fund from day to day in accordance with the Fund's investment objective and policies.

The Index Trust Submanager, the European Equity Trust Submanager and the Bond
Fund Submanager are collectively referred to herein as the "Submanagers," and each a "Submanager."

                                       -4-

                            2. INVESTMENT INFORMATION

                              INVESTMENT OBJECTIVES

The EQUITY FUND's objective is to seek to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social
Index,(SM) an index made up of the stocks of 400 companies selected using social and environmental criteria.

The EUROPEAN EQUITY FUND's objective is to seek to provide its shareholders with long-term total return. The Fund seeks its objective by investing primarily in stocks of European companies that meet the Fund's social and environmental standards.

The BOND FUND's objective is to seek to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that meet the Fund's social and environmental criteria.

The investment objective of a Fund may be changed without the approval of that
Fund's shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in a Fund's investment objective, shareholders of that Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. The investment objective of a Master Fund may also be changed without the approval of the investors in the Master Fund, but not without written notice thereof to the investors in the Master Fund (and notice by the applicable Feeder
Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of any Fund or Master
Fund will be achieved.

                      INFORMATION CONCERNING FUND STRUCTURE

Unlike other mutual funds that directly acquire and manage their own portfolio securities, each of the EQUITY FUND and the EUROPEAN EQUITY FUND seeks to achieve its investment objective by investing all of its investable assets in a separate registered investment company with the same investment objective as the
Fund. The Equity Fund invests all of its assets in the Index Trust, and the
European Equity Fund invests all of its assets in the European Equity Trust. In addition to selling beneficial interests to a Feeder Fund, a Master Fund may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Master Fund on the same terms and conditions as the applicable Feeder Fund and will bear a proportionate share of the Master Fund's expenses. However, the other investors investing in a Master Fund are not required to sell their shares at the same public offering price as the applicable Feeder Fund due to variations in sales commissions and other operating expenses. Investors in a Feeder Fund should be aware that differences in sales commissions and operating expenses may result in differences in returns experienced by investors in the different funds that invest in the applicable
Master Fund. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Master
Funds is available from the Manager at 212-217-1100.

Smaller funds investing in a Master Fund may be materially affected by the actions of larger funds investing in that Master Fund. For example, if a large fund withdraws from a Master Fund, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Master
Fund may become less diverse, resulting in increased portfolio risk. This possibility also exists for traditionally structured funds that have large or institutional investors. Also, funds with a greater pro rata ownership in a
Master Fund could have effective voting control of the operations of the Master
Fund. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission (the "SEC"), whenever a
Feeder Fund is requested to vote on matters pertaining to

                                       -5-

the Master Fund in which it invests, the Feeder Fund will hold a meeting of its shareholders, and will cast all of its votes in the same proportion as the votes of its shareholders. Fund shareholders who do not vote will not affect a Feeder
Fund's votes at a Master Fund meeting. The percentage of a Feeder Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the
Feeder Fund in the same proportion as the Feeder Fund shareholders who do, in fact, vote. Certain changes in a Master Fund's investment objective, policies, or restrictions may require the applicable Feeder Fund to withdraw its interest in that Master Fund. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the
Master Fund. If securities are distributed, the Feeder Fund could incur brokerage, tax, or other charges in converting the securities to cash. In addition, the distribution "in kind" may result in a less diversified portfolio of investments or adversely affect the liquidity of the Feeder Fund.
Notwithstanding the above, there are other potential means for meeting shareholder redemption requests, such as borrowing.

The Board of Trustees believes that the aggregate per share expenses of the
Equity Fund and the Index Trust are less than or approximately equal to the expenses which the Equity Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the Index Trust. In addition, the Board of
Trustees believes that the aggregate per share expenses of the European Equity
Fund and the European Equity Trust are less than or approximately equal to the expenses that the European Equity Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the European Equity Trust.

A Feeder Fund may withdraw its investment from the Master Fund in which it invests at any time if the Board of Trustees determines that it is in the best interests of the Fund's shareholders to do so. A Feeder Fund may realize taxable income as the result of receiving a distribution of cash in connection with a withdrawal of its investment from the Master Fund in which it invests. In addition, any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Master Fund in which it invests. If securities are distributed, a Feeder Fund may incur brokerage, tax, or other charges in converting the securities to cash. A Feeder
Fund may also realize taxable income as the result of receiving an "in kind"
distribution in connection with any such withdrawal or as the result of contributing securities it receives from the Master Fund in which it invests to another pooled investment entity. Upon any such withdrawal, the Board of
Trustees of the Feeder Fund would consider what action might be taken, including the investment of all the assets of the Feeder Fund in another pooled investment entity having the same investment objective as the Feeder Fund or the retention of an investment advisor to manage the Feeder Fund's assets in accordance with the investment policies described above with respect to the Master Fund in which it invests. In the event the Trustees of the Feeder Fund were unable to find a substitute investment company in which to invest the Feeder Fund's assets and were unable to secure directly the services of an investment manager (in the case of the Equity Fund) and/or investment submanager, the Trustees would seek to determine the best course of action.

The BOND FUND invests directly in securities and does not invest through a
Master Fund.

Each of the Equity Fund and the Bond Fund offers two classes of shares, Investor shares and Class R shares. Class R shares are generally available only to certain eligible retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts. Class R shares are not generally available to retail non-retirement accounts. Other investors may purchase Investor shares of the Funds. The
European Equity Fund only offers Investor shares as of the date of this
Statement of Additional Information.

                                       -6-

                               INVESTMENT POLICIES

The following supplements the information concerning the Funds' and the Master
Funds' investment policies contained in the Prospectus and should only be read in conjunction therewith. References to a Master Fund include the Feeder Fund that invests in such Master Fund, and references to a Feeder Fund include the
Master Fund in which it invests, unless in either case the context otherwise requires.

EQUITY FUND

INDEX INVESTING

The Index Trust is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index. Moreover, inclusion of a stock in the Index does not imply an opinion by KLD, the Manager, or the Index Trust Submanager as to the merits of that specific stock as an investment. Because the Index Trust seeks to track, rather than exceed, the performance of a particular index, investors should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth. However, KLD and the Manager believe that enterprises that exhibit a social awareness, based on the criteria described in the Prospectus, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

The Index Trust intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Index Trust, and the extent of the correlation of the holdings of the Index Trust with the Index, will reflect the
Index Trust Submanager's judgment as to the appropriate balance between the goal of correlating the holdings of the Index Trust with the composition of the
Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of interests in the Index Trust.
To the extent practicable, the Index Trust will seek a correlation between the weightings of securities held by the Index Trust and the weightings of the securities in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation. To the extent practicable, the Index Trust will attempt to be fully invested. The ability of the Equity Fund to duplicate the performance of the Index by investing in the Index Trust will depend to some extent on the size and timing of cash flows into and out of the Equity Fund and the Index
Trust as well as the Equity Fund's and the Index Trust's expenses.

The Board of Trustees will receive and review, at least quarterly, a report prepared by the Index Trust Submanager comparing the performance of the Index
Trust with that of the Index and comparing the composition and weighting of the
Index Trust's holdings with those of the Index. The Trustees will consider what action, if any, should be taken in the event of a significant variation between the performance of the Index Trust and that of the Index, or between the composition and weighting of the Index Trust's securities holdings with those of the stocks comprising the Index. If the correlation between the weightings of securities held by the Index Trust and the weightings of the stocks in the Index falls below 0.95, the Board of Trustees will review with the Index Trust
Submanager methods for increasing such correlation, such as through adjustments in securities holdings of the Index Trust.

In selecting stocks for inclusion in the Index, KLD evaluated, in accordance with the social criteria described in the Prospectus, each of the companies the stocks of which compose the Standard & Poor's 500 Index (the "S&P 500"). If a
company whose stock was included in the S&P 500 met KLD's social criteria and met KLD's further criteria for industry diversification, financial solvency, market

                                       -7-

capitalization, and minimal portfolio turnover, it was included in the Index. As of July 31, 2005, of the 500 companies whose stocks composed the S&P 500, approximately 49.6% were included in the Index. The remaining stocks composing the Index (i.e., those that are not included in the S&P 500) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon KLD's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. A company that is not included in the S&P 500 may be included in the Index primarily in order to afford representation to an industry sector that would otherwise be underrepresented in the Index. Because of the social criteria applied in the selection of stocks composing the Index, industry sector weighting in the Index may vary materially from the industry weightings in other stock indexes, including the S&P 500, and certain industry sectors will be excluded altogether.
KLD may exclude from the Index stocks issued by companies that are in bankruptcy or whose bankruptcy KLD believes may be imminent. KLD may also remove from the
Index stocks issued by companies that no longer meet its investment criteria.

The weightings of stocks in the Index are based on each stock's relative total market capitalization (i.e., market price per share times the number of shares outstanding). Because of this weighting, as of July 31, 2005, approximately
24.18% and 38.10% of the Index was composed of the 10 largest and 20 largest companies, respectively, in the Index.

Both the Domini 400 Social Index(SM) and the Standard & Poor's 500 Index (S&P
500) calculate market capitalization on a "float-adjusted basis." This means that only the shares of company stock that are readily available in the public market will be used to calculate a company's market capitalization. Shares that are closely held by other publicly traded companies, control groups, or government agencies will be excluded from the calculation.

The component stocks of the S&P 500 are chosen by Standard & Poor's Ratings
Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange (the "NYSE")
common stock population, taken as the assumed model for the composition of the total market. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the NYSE. Not all stocks included in the S&P 500 are listed on the NYSE. Inclusion of a stock in the S&P 500 in no way implies an opinion by
S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Equity Fund or the Index Trust.

CONCENTRATION

It is a fundamental policy of the Index Trust that it may not invest more than
25% of its total assets in any one industry. Based on the current composition of the Index, it is considered highly unlikely that stocks in one industry would compose 25% or more of the Index. If the Index is heavily weighted in a single industry, the Index Trust will be heavily invested in that industry, and as a result can be affected more positively or negatively by developments in that industry than would be another mutual fund whose investments are not restricted to the securities in the Index.

EUROPEAN EQUITY FUND

FOREIGN SECURITIES AND FOREIGN ISSUERS

Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S.
issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume,

                                       -8-

much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and from fluctuating interest rates.

There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing, and financial record-keeping standards and requirements as
U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power.
Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the European Equity Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the European Equity Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by the European Equity Fund, the lack of extensive operating experience of eligible foreign subcustodians, and legal limitations on the ability of the European Equity Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the European Equity Fund's ability to invest in any equity security of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the European
Equity Fund's investments in certain foreign banks and other financial institutions.

There generally is less governmental supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States.
For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the European Equity Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the European
Equity Fund are uninvested and no return is earned thereon. The inability of the
European Equity Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the
European Equity Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the European Equity Fund due to subsequent declines in the value of such portfolio security or, if the European Equity Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

                                      -9-

Rules adopted under the 1940 Act permit the European Equity Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be
"eligible subcustodians," as defined in the 1940 Act, for the European Equity
Fund, in which event the European Equity Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or where such purchase may result in the European Equity Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. The European Equity Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign subcustodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the European Equity Fund to recover assets held in custody by foreign subcustodians in the event of the bankruptcy of the subcustodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries that could affect private sector companies and consequently the value of certain securities held in the European Equity Fund's portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees that may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the European
Equity Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests, and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the European Equity Fund. For example, the European Equity Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the European Equity Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the European Equity Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors that could adversely affect the European Equity
Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances.
Investing in local markets in emerging market countries may require the European
Equity Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the European
Equity Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the European Equity Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries.

                                      -10-

Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the European Equity Fund and may have an adverse impact on the investment performance of the Fund.

SUPRANATIONAL OBLIGATIONS

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the
European Bank for Reconstruction and Development, the Asian Development Bank and
the Inter-American Development Bank. Supranational issued instruments may be denominated in multinational currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

DEPOSITORY RECEIPTS

Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts ("ADRs"), European Depository
Receipts ("EDRs"), and Global Depository Receipts ("GDRs"), or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and
GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs, and GDRs are issued through "sponsored" or "unsponsored"
arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt.

COMMON STOCK

The European Equity Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims that could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

                                      -11-

PREFERRED STOCK

The European Equity Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed-income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index, or other formula. In the absence of credit deterioration, adjustable-rate preferred stocks tend to have less price volatility than fixed-rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features.

CONCENTRATION

It is a fundamental policy of the European Equity Fund that it may not invest more than 25% of the total assets of the Fund in any one industry. If the Fund were to concentrate its investments in a single industry, the Fund would be more susceptible to any single economic, political, or regulatory occurrence than would be another investment company that was not so concentrated.

SMALLER MARKET CAPITALIZATION COMPANIES

Investments in companies with smaller market capitalizations, including companies generally considered to be small-cap issuers and medium-sized companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources, and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger, more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger-capitalization companies. In addition, transaction costs in smaller-capitalization stocks may be higher than those of larger-capitalization companies.

WARRANTS

Warrants are securities that permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

                                      -12-

DERIVATIVES

The European Equity Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and currency exchange rates), or to seek to increase the Fund's income or gain.

The European Equity Fund may purchase and sell single stock, currency, or stock index futures contracts and enter into currency transactions; purchase and sell
(or write) exchange listed and over-the-counter ("OTC") put and call options on securities, currencies, futures contracts, indexes, and other financial instruments; enter into equity swaps and related transactions; and invest in indexed securities and other similar transactions that may be developed in the future to the extent that the applicable Submanager determines that they are consistent with the European Equity Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The European Equity Fund's currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps, and options on currencies.

The European Equity Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the European Equity
Fund, from registration as a "commodity pool operator" with respect to the
European Equity Fund under the Commodity Exchange Act, and therefore are not subject to registration or regulation with respect to the European Equity Fund under the Commodity Exchange Act. The use of certain Derivatives in certain circumstances will require that the European Equity Fund segregate cash or other liquid assets to the extent the European Equity Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. See "Use of Segregated and Other Special Accounts"
below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and to the extent the Submanager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See
"Risk Factors Associated with Derivatives" below. The degree of the European
Equity Fund's use of Derivatives may be limited by certain provisions of the
Code. See "Effects of Certain Investments and Transactions" below.

CURRENCY TRANSACTIONS. The European Equity Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell
(with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference between two or more currencies and operates similarly to an equity swap, which is described below under "Equity Swaps and Related Transactions." The European Equity Fund
may enter into currency transactions only with counterparties that the European
Equity Trust Submanager deems to be creditworthy.

The European Equity Fund may enter into currency forward contracts when the
Submanager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, the
European Equity Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

                                      -13-

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the European Equity Fund, which will generally arise in connection with the purchase or sale of the European Equity Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The European Equity
Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the European Equity Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The European Equity Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the European
Equity Fund has or in which the European Equity Fund expects to have exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the European Equity Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the
European Equity Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the European Equity Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the European Equity Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors Associated with
Derivatives." If the European Equity Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

FUTURES CONTRACTS. The European Equity Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies; and (2) on domestic and foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the European Equity Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The European Equity Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (CFTC). Maintaining
a futures contract or selling an option on a futures contract will typically require the European Equity Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets
("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the
European Equity Fund (adjusted for the historical volatility relationship between the European Equity Fund and the contracts) will not exceed the total market value of the European Equity Fund's securities. In addition, the value of the European Equity Fund's long futures and options positions (futures contracts on single stocks, stock indexes, or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days;
and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

                                      -14-

SINGLE STOCK FUTURES. Recent legislation permits the trading on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indexes, generally called security futures contracts or
"SFCs." As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically
20%) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

OPTIONS. In order to hedge against adverse market shifts or to increase income or gain, the European Equity Fund may purchase put and call options or write
"covered" put and call options on futures contracts on stock indexes, and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, the European Equity Fund may purchase put and call options and write "covered" put and call options on securities, indexes, currencies, and other financial instruments. The European Equity Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is "covered" if, so long as the European Equity Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option,
(ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option, (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written, or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that the European Equity Fund writes is exercised, the European Equity Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the European Equity Fund), or an equivalent number of puts of the same
"class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, by writing a call, the European Equity Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the European
Equity Fund's obligation as writer of the option continues. By writing a put, the European Equity Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the
European Equity Fund's obligation as writer of the option continues. Upon the exercise of a put option written by the European Equity Fund, the European
Equity Fund may suffer an economic loss equal to the difference between the price at which the European Equity Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the European Equity Fund, the European Equity Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the European Equity Fund's acquisition cost of the investment, less the sum of the premium received for

                                      -15-

writing the option and the positive difference, if any, between the call price paid to the European Equity Fund and the European Equity Fund's acquisition cost of the investment.

In all cases, in purchasing a put option, the European Equity Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, the European Equity
Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the European Equity Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

The European Equity Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The European Equity Fund may enter into a closing purchase transaction in which the European Equity Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the European Equity Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the European Equity Fund choose to exercise an option, the European Equity Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of European Equity Fund assets in special accounts, as described below under "Use of Segregated and
Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency, or other instrument at the exercise price. The European Equity
Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the European Equity Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The European Equity Fund's purchase of a call option on a security, financial futures contract, index, currency, or other instrument might be intended to protect the European Equity
Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may

                                      -16-

be exercised only upon expiration or during a fixed period prior to expiration.
Exchange-listed options are issued by a regulated intermediary such as the
Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, including options on securities, currencies, and financial instruments, generally settle for cash, although physical settlement may be required in some cases. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The European Equity Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1)
insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions, or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties, and security, are determined by negotiation of the parties. It is anticipated that the European Equity Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency, or other instrument underlying an OTC option it has entered into with the European Equity Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the European
Equity Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Submanager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The European Equity Fund will enter into
OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the Investment
Manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the European Equity
Fund and the amount of the European Equity Fund's obligation pursuant to an OTC option sold by the European Equity Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

                                      -17-

If the European Equity Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the
European Equity Fund or will increase the European Equity Fund's income.
Similarly, the sale of put options can also provide gains for the European
Equity Fund.

The European Equity Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies, and futures contracts. All calls sold by the
European Equity Fund must be "covered" (that is, the European Equity Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the European Equity Fund will receive the option premium to help protect it against loss, a call sold by the European Equity Fund will expose the European Equity Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the European Equity Fund to hold a security or instrument that it might otherwise have sold.

The European Equity Fund reserves the right to purchase or sell options on instruments and indexes that may be developed in the future to the extent consistent with applicable law, the European Equity Fund's investment objective, and the restrictions set forth herein.

The European Equity Fund may purchase and sell put options on securities
(whether or not it holds the securities in its portfolio) and on securities indexes, currencies, and futures contracts. In selling put options, the European
Equity Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

          (A) OPTIONS ON STOCKS AND STOCK INDEXES. The European Equity Fund may
     purchase put and call options and write covered put and call options on stocks and stock indexes listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the European Equity Fund. In addition, the
     European Equity Fund may purchase options on stocks that are traded over-the-counter. Options on stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the
     Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500
     Index of Composite Stocks (the "S&P 500 Index"), the New York Stock
     Exchange ("NYSE") Composite Index, the American Stock Exchange ("AMEX")
     Market Value Index, the National Over-the-Counter Index, and other standard broadly based stock market indexes. Options are also traded in certain industry or market segment indexes such as the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

     If the Submanager expects general stock market prices to rise, the European
     Equity Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the European Equity Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Submanager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the European Equity Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the European Equity Fund's position in such put option or futures contract.

                                      -18-

          (B) OPTIONS ON CURRENCIES. The European Equity Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in "Currency Transactions."

          (C) OPTIONS ON FUTURES CONTRACTS. The European Equity Fund may
     purchase put and call options and write covered put and call options on futures contracts on stock indexes, and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions.
     There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the European Equity
     Fund.

     The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the European Equity Fund. If the European Equity Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

EQUITY SWAPS AND RELATED TRANSACTIONS. The European Equity Fund may enter into equity swaps and may purchase or sell (i.e., write) equity caps, floors, and collars. The European Equity Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the European Equity Fund's portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Equity swaps involve the exchange by the European Equity Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually based principal amount from the party selling the equity cap. The purchase of an equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually based principal amount from the party selling the equity floor. A collar is a combination of a cap and a floor, which preserve a certain return within a predetermined range of values.

The European Equity Fund may enter into equity swaps, caps, floors, and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into equity swaps on a net basis (i.e., the two payment streams are netted out), with the European
Equity Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the European Equity
Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the European Equity Fund's custodian in accordance with procedures established by the Board. If the European Equity Fund enters into an equity swap on other than a net basis, the European Equity Fund will

                                      -19-

maintained in a segregated account by the European Equity Fund's custodian in accordance with procedures established by the Board. If the European Equity Fund enters into an equity swap on other than a net basis, the European Equity Fund will maintain a segregated account in the full amount accrued on a daily basis of the European Equity Fund's obligations with respect to the swap. The European
Equity Fund will only enter into equity swap, cap, floor, or collar transactions with counterparties the Submanager deems to be creditworthy. The Submanager will monitor the creditworthiness of counterparties to its equity swap, cap, floor, and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the European Equity Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Submanager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the European Equity
Fund sells caps, floors, and collars it will maintain in a segregated account cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the European Equity Fund's obligations with respect to the caps, floors, or collars. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Submanager is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the European Equity Fund would diminish compared with what it would have been if these investment techniques were not utilized.
Moreover, even if the Submanager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Submanager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades
(including the ability to assign or offset the European Equity Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The European Equity Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the European
Equity Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the European
Equity Fund's accrued obligations under the swap agreement over the accrued amount the European Equity Fund is entitled to receive under the agreement. If the European Equity Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the European
Equity Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts" below.

There is no limit on the amount of equity swap transactions that may be entered into by the European Equity Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the European Equity Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the European Equity Fund may depend, among other things, on the European Equity Fund's ability to terminate the transactions at times when the Submanager deems it desirable to do so.
Because swaps and related transactions are bilateral contractual arrangements between the European Equity Fund and counterparties to the transactions, the
European Equity Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the European Equity Fund does not, or cannot, terminate such a transaction in a timely manner, the European Equity Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the European Equity Fund's risk of loss is the net amount of payments that the
European Equity

                                      -20-

Fund contractually is entitled to receive, if any. The European Equity Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

INDEXED SECURITIES. The European Equity Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.
Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

COMBINED TRANSACTIONS. The European Equity Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), and any combination of futures, options, and currency transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Submanager, it is in the best interests of the European
Equity Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the European Equity Fund based on the Submanager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the European Equity Fund's objective.

RISK FACTORS ASSOCIATED WITH DERIVATIVES. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity, and, to the extent the Submanager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the European Equity Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than
(in the case of put options) or lower than (in the case of call options) current market values, or cause the European Equity Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the
European Equity Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the European Equity Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the European Equity Fund might not be able to close out a transaction without incurring substantial losses. Although the European Equity
Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the European Equity
Fund that might result from an increase in value of the position. There is also the risk of loss by the European Equity Fund of margin deposits in the event of bankruptcy of a broker with whom the European Equity Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the
European Equity Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the European
Equity Fund's net asset value to be subject to

                                      -21-

more frequent and wider fluctuation than would be the case if the European
Equity Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the European Equity Fund may depend, among other things, on the European Equity Fund's ability to terminate the transactions at times when the Submanager deems it desirable to do so. To the extent the
European Equity Fund does not, or cannot, terminate such a transaction in a timely manner, the European Equity Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the European Equity Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the European Equity Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the European Equity Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.
Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United
States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the European Equity
Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES. When conducted outside the
United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies, and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset, or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal, and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the European Equity Fund's ability to act upon economic events occurring in foreign markets during

                                      -22-

nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United
States, and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Derivatives by the
European Equity Fund will require, among other things, that the European Equity
Fund segregate liquid assets with its custodian, or a designated subcustodian, to the extent the European Equity Fund's obligations are not otherwise "covered"
through ownership of the underlying security, financial instrument, or currency.
In general, either the full amount of any obligation by the European Equity Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments, or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the European Equity Fund, for example, will require the European Equity Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the European Equity Fund on an index will require the European Equity Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the
European Equity Fund will require the European Equity Fund to segregate liquid high-grade debt obligations equal to the exercise price. Except when the
European Equity Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other nonspeculative purposes, which requires no segregation, a currency contract that obligates the European Equity Fund to buy or sell a foreign currency will generally require the European Equity Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the European Equity
Fund's obligations or to segregate liquid high-grade debt obligations equal to the amount of the European Equity Fund's obligations.

OTC options entered into by the European Equity Fund, including those on securities, currency, financial instruments, or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the European Equity Fund will not be required to do so. As a result, when the European Equity Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the European Equity Fund other than those described above generally settle with physical delivery, and the European Equity
Fund will segregate an amount of assets equal to the full value of the option.
OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the European Equity Fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the
European Equity Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The European
Equity Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated subcustodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors, and collars require segregation of liquid assets with a value equal to the European Equity Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The European Equity Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related

                                      -23-

Derivatives. The European Equity Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the European Equity Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the
European Equity Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Investors should note that the European Equity Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission ("SEC"), the Commodity Futures Trading Commission
("CFTC"), and the federal income tax requirements applicable to regulated investment companies.

BOND FUND

     BANK OBLIGATIONS

     The Bond Fund may invest in bank obligations, including the following:

     o    Certificates of deposit, which are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

     o    Time deposits (including Eurodollar time deposits), which are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time, but cannot be traded in the secondary market.
          Time deposits with a withdrawal penalty are considered to be illiquid securities.

     o    Bankers' acceptances, which are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     o    Other short-term debt obligations.

The Bond Fund's investments in bank obligations are particularly susceptible to adverse events in the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get in financial trouble, their failure to repay the bank will also negatively affect the bank's financial situation.

Bank obligations may be issued by domestic banks, foreign subsidiaries, or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

COMMERCIAL PAPER

The Bond Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

VARIABLE RATE OBLIGATIONS

                                      -24-

Unlike most bonds, which pay a fixed rate of interest, variable rate debt obligations pay interest at rates that change based on market interest rates.
Interest rates on variable rate obligations may move in the same or in the opposite direction as market interest rates and may increase or decrease based on a multiple of the change in a market interest rate. These obligations tend to be highly sensitive to interest rate movements.

MORTGAGE-BACKED SECURITIES

The Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing, or foreclosure of the underlying property, net of fees or costs that may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae
(formerly the Federal National Mortgage Association) ("Fannie Mae"), and Freddie
Mac (formerly the Federal Home Loan Mortgage Corporation) ("Freddie Mac").
Obligations of Ginnie Mae are backed by the full faith and credit of the U.S.
government while obligations of Fannie Mae and Freddie Mac are supported by the respective agency only.

A portion of the Bond Fund's assets may be invested in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by Ginnie Mae, Fannie Mae, or Freddie Mac but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Bond
Fund may also invest a portion of its assets in multi-class pass-through securities, which are interests in a trust composed of Mortgage Assets. CMOs
(which include multi-class pass-through securities) may be issued by agencies, authorities, or instrumentalities of the U.S. government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. The class of CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage
Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

                                      -25-

The Bond Fund also may invest in real estate mortgage investment conduits
("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility.
When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as "maturity extension risk," may effectively convert a security that was considered short- or intermediate-term at the time of purchase into a long-term security. The prices of long-term securities generally fluctuate more widely than short- or intermediate-term securities in response to changes in interest rates. Thus, rising interest rates would not only likely decrease the value of the Bond Fund's fixed income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

CORPORATE ASSET-BACKED SECURITIES

The Bond Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments that shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support that fall into two categories:
(a) liquidity protection and (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information regarding the level of

                                      -26-

credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

MORTGAGE "DOLLAR ROLLS"

The Bond Fund may enter into mortgage dollar roll transactions. In these transactions, the Bond Fund sells mortgage-backed securities for delivery in the future and at the same time contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Bond Fund does not receive principal and interest paid on the mortgage-backed securities.
The Bond Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Bond Fund may also be compensated by receipt of a commitment fee. However, the Bond Fund takes the risk that the market price of the mortgage-backed security may drop below the future purchase price. When the Bond Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. The Bond
Fund will invest only in covered rolls, which are specific types of dollar rolls for which the Bond Fund establishes a segregated account with liquid high-grade debt instruments equal in value to the securities subject to repurchase by the
Fund.

SECURITIES RATED BAA OR BBB

The Bond Fund may purchase securities rated Baa by Moody's Investors Service,
Inc. ("Moody's") or BBB by S&P and securities of comparable quality. A description of the ratings applied by Moody's and S&P is included in Appendix A.
These securities may have poor protection of payment of principal and interest.
These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. The market prices of these securities may go up and down more than higher-rated securities and may go down significantly in periods of general economic difficulty that may follow periods of rising interest rates.

CALL FEATURES

Certain securities held by the Bond Fund may permit the issuer at its option to
"call," or redeem, its securities. If an issuer were to redeem securities held by the Bond Fund during a time of declining interest rates, the Bond Fund may have to reinvest that money at the lower prevailing interest rates.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS, AND PIK BONDS

The Bond Fund may invest in debt obligations called zero coupon bonds, deferred interest bonds, and payment-in-kind ("PIK") bonds. Zero coupon bonds do not pay any interest. Instead, zero coupon bonds are issued at a significant discount from the value the Bond Fund expects to receive upon maturity. Deferred interest bonds are similar to zero coupon bonds except that they begin to pay interest after some delay. Although PIK bonds may pay interest in cash, they also are similar to zero coupon bonds or deferred interest bonds because the issuer has the option to make interest payments in additional debt obligations rather than cash. Because these bonds may not pay interest at regular intervals, changes in interest rates affect the value of zero coupon, deferred interest, and PIK bonds more than debt obligations that pay regular interest, and the credit risk of these bonds tends to be greater than the credit risk of debt obligations that pay regular interest. Even though zero coupon, deferred interest, and PIK bonds may not make payments of interest until maturity or until after a delay, the
Bond Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, it may be necessary at times for the Bond Fund to sell investments in order to make these distribution payments.

                                      -27-

STRIPPED SECURITIES

The Bond Fund may invest in stripped securities, such as interest-only strips
(called IOs), which may receive only interest payments, and other types of stripped securities, such as principal-only strips (called POs), which may receive only principal payments. Stripped securities are more sensitive to changes in interest rates than are certain other debt instruments. The value of
IOs generally will decrease as interest rates increase. As interest rates decrease, the Bond Fund's investments in IOs may be adversely affected by a rapid rate of principal payments (including prepayments) on the underlying securities. A rapid rate of principal payments (including prepayments) may cause an IO to mature before the Bond Fund recovers its initial investment in the security. Conversely, if interest rates increase, the Bond Fund's investments in
POs may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying securities. A lower rate of principal payments (including prepayments) effectively extends the maturity of a
PO.

SWAPS AND RELATED INVESTMENTS

The Bond Fund may use swaps, caps, collars, and floors to hedge against a change in interest rates or other rates which could affect the value of securities in its portfolio. Interest rate swaps involve the exchange by the Bond Fund with another party of their respective commitments to pay or receive interest. An equity swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the reference index. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

The Bond Fund will maintain liquid assets with its custodian or otherwise cover its current obligations under swap transactions in accordance with current regulations and policies applicable to the Fund.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the specific interest rate, equity, or other factor that determines the amount of payments to be made under the arrangement. If the
Manager or the Bond Fund Submanager is incorrect in its forecasts of such factors, the investment performance of the Bond Fund will be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Bond Fund, the Bond Fund must be prepared to make such payments when due. The Bond Fund will not enter into any swap unless the Manager or the Bond Fund Submanager deems the counterparty to be creditworthy. If the counterparty's creditworthiness declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Bond Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Bond
Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

Swap agreements are subject to the Bond Fund's overall limit that not more than
15% of its net assets may be invested in illiquid securities.

STRUCTURED NOTES AND INDEXED SECURITIES

The Bond Fund may invest in structured notes and indexed securities. A structured note is a debt security with its interest rate or principal determined by reference to changes in the value of specific currencies,

                                      -28-

interest rates, commodities, indexes, or other financial indicators, or the relative change in two or more financial indicators. Indexed securities include structured notes as well as securities other than debt instruments, with their interest rates or principal determined by one or more financial indicators.

Structured notes and indexed securities may be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.
These securities generally expose the Bond Fund to credit risks equal to that of the underlying financial indicators. The interest rate or the principal amount payable upon maturity of a structured note or indexed security may go up or down depending on changes in the underlying indicators. Structured notes and indexed securities often are less liquid than other debt instruments because they are typically sold in private placement transactions with no active trading market.

FORWARD COMMITMENTS OR PURCHASES ON A "WHEN-ISSUED" BASIS

The Bond Fund may invest its assets in forward commitments or commitments to purchase securities on a "when-issued" basis. Forward commitments or purchases of securities on a "when-issued" basis are transactions where the price of the securities is fixed at the time of the commitment and delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a "when-issued" basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The "when-issued"
securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a
"when-issued" basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

While awaiting delivery of securities purchased on a "when-issued" basis, the
Fund will establish a segregated account consisting of cash and liquid securities equal to the amount of the commitments to purchase securities on such basis. If the value of these assets declines, the Fund will place additional assets of the type described in the preceding sentence in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FUTURES CONTRACTS

Subject to applicable laws, the Bond Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities or financial instruments called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities or financial instruments, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity
Futures Trading Commission (the "CFTC").

When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional "variation margin," based on decrease or increase in the value of the futures contract.

                                      -29-

Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indexes, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

The Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, the Manager's or the Submanager's judgment as to the expected price movements in the securities or financial instruments underlying the futures contracts. In addition, it is possible in some circumstances that the Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

The Bond Fund may purchase and write options to buy or sell futures contracts in which the Fund may otherwise invest. These investment strategies may be used for hedging purposes. For more information regarding option contracts, please see page 40.

An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on futures contracts that are written or purchased by the Fund on U.S.
exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

The Fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract or (b) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. The Fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security underlying the futures contract, or (c)
through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the

                                      -30-

exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by the Fund, the Fund will be required to sell the underlying futures contract which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position.
Similarly, where a put option on a futures contract written by the Fund is exercised, the Fund will be required to purchase the underlying futures contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities or financial instruments deliverable on exercise of the futures contract. The Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or financial instruments deliverable upon exercise of the futures contract. If the Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. The Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities or other financial instruments held by the Fund and changes in the value of its futures positions.
This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for the Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Futures contracts and options on futures contracts may be entered into on U.S.
exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by the Fund may include domestic as well as foreign securities, subject to the Fund's investment objectives.
Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S.
markets.

GENERAL (INVESTMENT TECHNIQUES AND POLICIES APPLYING TO MORE THAN ONE FUND AS
SPECIFIED BELOW)

CONVERTIBLE SECURITIES

The European Equity Fund and the Bond Fund may invest in convertible securities.
Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called "hybrid" securities. Convertible bonds, debentures, and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities

                                      -31-

of a company offering a stated dividend rate. Convertible bonds are subject to the market risk of stocks, and, like other bonds, are also subject to interest rate risk, prepayment and extension risk, and the credit risk of their issuers.
Convertible securities will at times be priced in the market like other fixed-income securities -- that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Convertible bonds tend to offer lower rates of interest than nonconvertible bonds because the stock conversion feature represents increased potential for capital gains. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's nonconvertible debt obligations or preferred stock. Call provisions on convertible bonds may allow the issuer to repay the debt before it matures. This may hurt the Fund's performance because it may have to reinvest the money repaid at a lower rate.

BORROWING

Each Fund may borrow in certain limited circumstances. See "Investment
Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the
Fund's portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the strategy of the Manager and
Submanager. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund's shares.

ILLIQUID INVESTMENTS

Each of the Equity Fund and the European Equity Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market. The Bond Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market, including privately placed restricted securities. The absence of a trading market may make it difficult to establish a market value for illiquid securities. It may be difficult or impossible for a Fund to sell illiquid securities at the desired time and at an acceptable price.

RULE 144A SECURITIES

Each Fund may invest in certain restricted securities ("Rule 144A securities")
for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933
Act"). Rule 144A provides an exemption from the registration requirements of the
1933 Act for the resale of certain restricted securities to qualified institutional buyers. The Equity Fund and the European Equity Fund have no current intention to invest in these securities.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment advisor, provided that the board retains sufficient oversight.

                                      -32-

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of that Fund's assets invested in illiquid assets would increase. The Manager and the applicable Submanager will monitor a
Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

REVERSE REPURCHASE AGREEMENTS

Each of the European Equity Fund and the Bond Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by a Fund to a broker-dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed upon price, date, and interest payment, and are considered borrowings by the Fund and are subject to any borrowing limitations set forth under
"Investment Restrictions" in this Statement of Additional Information. A Fund may have an opportunity to earn a great rate of interest on the investment of the cash proceeds of the sale. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as "leverage" and may exaggerate any interim increase or decrease in the value of the Fund's assets. If a Fund enters into a reverse repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. The Fund will segregate such assets subject to the repurchase agreement. The Fund cannot use these segregated assets to meet its current obligations. The Fund's liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements are considered to be a form of borrowing. Reverse repurchase agreements involve the risk that the market value of the securities sold by the
Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements that are fully collateralized by securities in which the Fund may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller
(which is usually a member bank of the U.S. Federal Reserve System or a member firm of the NYSE or a subsidiary thereof) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the
Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay, although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, a
Fund could experience a loss.

NON-U.S. INVESTMENTS

In addition to the European Equity Fund, the Bond Fund also may invest in obligations of foreign issuers, and the Equity Fund may invest in stocks of foreign issuers included in the Index (provided that the stocks are traded in the United States in the form of American Depository Receipts, as described below, or similar instruments the market for which is denominated in United
States dollars). Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In the event unforeseen exchange controls or foreign withholding taxes are imposed with

                                      -33-

respect to any Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

In addition to the European Equity Fund, the Equity Fund also may hold securities of non-U.S. issuers in the form of American Depository Receipts
("ADRs"). Generally, ADRs in registered form are designed for use in U.S.
securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a
U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales.
For purposes of the Fund's investment policies, investments in ADRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Equity Fund may acquire depository receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depository receipt to issue and secure such depository receipt.
To the extent the Fund invests in such unsponsored depository receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depository receipt. In addition, certain benefits (i.e., rights offerings) that may be associated with the security underlying the depository receipt may not inure to the benefit of the holder of such depository receipt.

LOANS OF SECURITIES

Consistent with applicable regulatory policies, including those of the Board of
Governors of the Federal Reserve System and the SEC, each Fund may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash, or cash equivalents, which is marked to market daily to ensure that each loan is fully collateralized, at all times, (b) the applicable Fund may at any time call the loan and obtain the return of the securities loaned within three business days, (c) the applicable Fund will receive any interest or dividends paid on the securities loaned, and (d) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the applicable Fund.

A Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

In connection with lending securities, a Fund may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the applicable Fund, Domini, or the applicable Submanager.

OPTIONS ON SECURITIES AND INDEXES

Although it has no current intention to do so, the Equity Fund may in the future enter into certain transactions in stock options. The Bond Fund may enter into certain transactions in options involving securities in which the Fund may otherwise invest and options in indexes based on securities in which the Fund may otherwise invest. Each Fund may enter into such options transactions for the purpose of hedging against possible increases in the value of securities that are expected to be purchased by the respective Fund or possible declines in the value of securities that are expected to be sold by that Fund. Generally, the
Equity Fund would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks. The European Equity
Fund also may enter into options transactions as described under "Options" on page 14.

                                      -34-

The purchase of an option on a security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While a
Fund would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by a Fund, and that Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on a
Fund's ability effectively to hedge its portfolio.

Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments, and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Transactions by a Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of
Domini or a Submanager. An exchange, board of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

SHORT SALES

Short sales of securities are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of the security.
To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to replay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the
Fund's custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest, or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Although they have no current intention to do so, each Fund may enter into a short sale if it is "against the box." If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such

                                      -35-

securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If a Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a
Fund.

CASH RESERVES

Each Fund may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the issuer satisfies certain social criteria. The
Funds do not currently intend to invest in direct obligations of the United
States government. Short-term debt instruments purchased by a Fund will be rated at least P-1 by Moody's or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Board of Trustees. The Equity Fund's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks composing the Index and in order to meet anticipated redemption requests.

                                   ----------

The approval of the shareholders of the Funds and, as applicable, the investors in the Master Funds, is not required to change the investment objective or any of the investment policies discussed above (other than the policy regarding concentration by the Funds and the Master Funds), including those concerning security transactions.

                              PROXY VOTING POLICIES

Each Fund has adopted proxy voting policies and procedures to ensure that all proxies for securities held by that Fund are cast in the best interests of the
Fund's shareholders. Because each Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, each Fund votes proxies after considering its shareholders' financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. In most instances, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where votes may vary from predetermined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees has delegated the responsibility to vote proxies for the Funds to Domini. More details about the
Funds' proxy voting guidelines and Domini's proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and
Procedures in Appendix B.

All proxy votes cast for the Funds are posted to Domini's website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC's website at www.sec.gov.

                         PORTFOLIO HOLDINGS INFORMATION

                                      -36-

The Funds have implemented portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.
These portfolio holdings disclosure policies and procedures have been approved by the Board of Trustees of the Funds and are subject to periodic review by the
Board of Trustees.

Disclosure of each Fund's portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each January 31,
April 30, July 31, and October 31) in the Annual Report and the Semi-Annual
Report to Fund shareholders and in the Quarterly Report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

In addition, Domini's website (www.domini.com) contains information about each
Fund's complete portfolio holdings, including, as applicable, the security description, the ticker symbol, the security identification number, price per share, par value, interest rate, maturity date, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31).
This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. All information described in this paragraph is publicly available to all categories of persons.

During the first calendar quarter of a Fund's operations and for 30 days thereafter, Domini's website (www.domini.com) may also contain portfolio holdings information with respect to the Fund as of 5 business days after the commencement of operations of the Fund, or any later date in such calendar quarter with a lag, in each case, of at least 7 business days. Such information is limited to descriptions of the securities held by the Fund and the identification numbers and/or ticker symbols for such securities. All information described in this paragraph is publicly available to all categories of persons.

From time to time rating and ranking organizations, such as Standard and Poor's, may request complete portfolio holdings information in connection with rating a
Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least 30 days, or, during a Fund's first calendar quarter of operations, as of 5 business days after the commencement of operations of the Fund, or any later date during such calendar quarter with a lag of at least 7 business days, as described above.

In addition, the Funds' Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of the Funds' portfolio holdings information at differing times and with different lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that
(1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third parties to this information, and (4) the recipient will receive this information no earlier than seven business days after the end of the calendar quarter (or, during a Fund's first calendar quarter of operations, the recipient will receive this information as of 5 business days after the commencement of operations of the Fund, or a later date in such calendar quarter with at least, in each case, a lag of 7 business days). In approving a request for an exception, the Chief Compliance Officer will consider a recipient's need for the relevant holdings information, whether the disclosure will be in the best interest of the Fund and its shareholders, and whether conflicts of interest from such disclosures are appropriately resolved. Currently, the Equity
Fund and the Bond Fund have obtained confidentiality agreements and

                                      -37-

have arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants: Bidart & Ross, Inc.; Cambridge Associates LLC; Jeffrey Slocum &
Associates, Inc.; Marquette Associates, Inc.; Mercer Inc.; New England Pension
Consultants; R.V. Kuhns & Associates, Inc.; and Standard and Poor's. As of the
date of this Statement of Additional Information, the European Equity Fund has
not entered into any arrangements to provide additional disclosure of portfolio holdings information to any rating and ranking organizations or pension plan consultants. The Board of Trustees receives periodic reports regarding entities that receive disclosure regarding the Fund's portfolio holdings as described in this paragraph.

In addition, the service providers of the Funds and the Master Funds, such as the subadvisers, custodian, and transfer agent may receive portfolio holdings information in connection with their services to the Funds and the Master Funds, as applicable. A Submanager may also provide information regarding a Master
Fund's portfolio holdings to certain of its service providers in connection with the services provided to the Submanager by such service providers (such as performance attribution analysis, portfolio management systems, and clearing).

In no event shall Domini, Domini's affiliates or employees, any Submanager, any
Submanager's affiliates or employees, or the Master Funds or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Master Fund's or a Fund's portfolio holdings.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

Each of the Funds and the Master Funds has adopted the following policies, which may not be changed without approval by holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable Fund or Master
Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of a
Fund or Master Fund, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of that Fund or Master Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of a Fund or Master Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act except that each Fund shareholder will have one vote for each dollar of net asset value.

Except as described below, whenever a Feeder Fund is requested to vote on a change in the investment restrictions of the Master Fund in which it invests, the Feeder Fund will hold a meeting of its shareholders and will cast its vote proportionately as instructed by its shareholders. However, subject to applicable statutory and regulatory requirements, a Feeder Fund would not request a vote of its shareholders with respect to (a) any proposal relating to a Master Fund, which proposal, if made with respect to the Feeder Fund, would not require the vote of the shareholders of the Feeder Fund, or (b) any proposal with respect to a Master Fund that is identical in all material respects to a proposal that has previously been approved by shareholders of the Feeder Fund.
Any proposal submitted to investors in a Master Fund, and that is not required to be voted on by shareholders of the Feeder Fund, would nevertheless be voted on by the Trustees of the Feeder Fund.

Neither the Funds nor the Master Funds may do the following:

     (1) Borrow money if such borrowing is specifically prohibited by the 1940
Act or the rules and regulations promulgated thereunder.

                                      -38-

     (2) Make loans to other persons if such loans are prohibited by the 1940
Act or the rules and regulations promulgated thereunder.

     (3) Purchase or sell real estate or interests in oil, gas, or mineral leases in the ordinary course of business. (Each of the Funds and the Master
Funds reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Fund or the Master Fund, as applicable.)

     (4) Purchase or sell commodities or commodities contracts in the ordinary course of business. (The foregoing shall not preclude a Fund or a Master Fund from purchasing or selling futures contracts or options thereon.)

     (5) Underwrite securities issued by other persons, except that all or any portion of the assets of a Fund or a Master Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as a Fund or a Master Fund may technically be deemed an underwriter under the 1933 Act, in selling a security.

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

     In addition, neither the EQUITY FUND nor the INDEX TRUST may do the following:

     (7) Invest more than 25% of its assets in any one industry except that (a)
all or any portion of the assets of the Fund or the Index Trust may be invested in one or more investment companies, to the extent not prohibited by the 1940
Act, the rules and regulations thereunder, and exemptive orders granted under such Act and (b) if an investment objective or strategy of the Fund or the Index
Trust is to match the performance of an index and the stocks in a single industry compose more than 25% of such index, the Fund or the Index Trust, as applicable, may invest more than 25% of its assets in that industry.

     In addition, neither the EUROPEAN EQUITY FUND nor the EUROPEAN EQUITY TRUST
may do the following:

     (8) Invest more than 25% of its assets in any one industry except that all or any portion of the assets of the European Equity Fund or the European Equity
Trust may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

     In addition, the BOND FUND may not do the following:

     (9) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to
25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

In addition, as a matter of fundamental policy, each of the Equity Fund and the
Index Trust will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more

                                      -39-

investment companies that apply social criteria in selecting securities and instruments, (c) cash, and (d) any combination of the foregoing.

NONFUNDAMENTAL RESTRICTIONS

The following policies are not fundamental and may be changed with respect to a
Fund by that Fund without approval of the Fund's shareholders or with respect to a Master Fund by the Master Fund without the approval of the Equity Fund or
European Equity Fund, respectively, or its other investors. Each Fund will comply with the state securities laws and regulations of all states in which it is registered.

None of the Funds nor the Master Funds will, as a matter of operating policy, do the following:

     (1) As to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's or the
Master Fund's, as applicable, total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state, or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract, and (ii) each Fund and Master Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

     (2) As to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund or the Master Fund, as applicable, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) each Fund and Master
Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

None of the EQUITY FUND, the INDEX TRUST, the EUROPEAN EQUITY FUND, the EUROPEAN
EQUITY TRUST, or the BOND FUND will as a matter of operating policy invest more than 15% of its net assets in illiquid securities, except that each such Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

Neither the EQUITY FUND nor the INDEX TRUST will as a matter of operating policy purchase puts, calls, straddles, spreads, and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the
Equity Fund's or the Index Trust's, as applicable, total assets at the time of such purchase.

Each of the EQUITY FUND and the INDEX TRUST has a nonfundamental policy to invest, under normal circumstances and as a matter of operating policy, at least
80% of its assets in, with respect to the EQUITY FUND, equity securities and related investments with similar economic characteristics, and with respect to the INDEX TRUST, securities of companies included in the Domini 400 Social Index and related investments with similar economic characteristics. Shareholders in the Equity Fund and interestholders in the Index Trust (including the Equity
Fund) will be provided with at least 60 days' prior notice of any change in the nonfundamental policy set forth in this paragraph.

Each of the EUROPEAN EQUITY FUND and the EUROPEAN EQUITY TRUST has a
nonfundamental policy to invest, under normal circumstances and as a matter of operating policy, at least 80% of its assets in equity

                                      -40-

securities and related investments of European companies. For purposes of this policy, European companies include (1) companies organized or domiciled within a
European country; (2) companies having at least 50% of their assets in, or deriving 50% or more of their revenues or profits from, a European country; (3)
European governments or supranational organizations and agencies or underlying instrumentalities of European governments or supranational organizations; and
(4) issuers whose economic fortunes and risks are otherwise linked with a
European market (as determined by the Submanager). The European Equity Fund will give its shareholders 60 days' prior notice of any change in the nonfundamental policy set forth in this paragraph. Shareholders in the European Equity Fund and interestholders in the European Equity Trust (including the European Equity
Fund) will be provided with at least 60 days' prior notice of any change in the nonfundamental policy set forth in this paragraph.

As a nonfundamental policy, the BOND FUND will, under normal circumstances, invest at least 80% of its assets in bonds and similar debt instruments.
Shareholders in the Bond Fund will be provided with at least 60 days' prior notice of any change in the nonfundamental policy set forth in this paragraph.

PERCENTAGE AND RATING RESTRICTIONS

If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy, provided that if at any time the ratio of borrowings of a Fund or a Master Fund to the net asset value of that Fund or that Master Fund, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the applicable Fund or Master Fund, as the case may be, will take the corrective action required by Section 18(f).

                      3. DETERMINATION OF NET ASSET VALUE;
                       VALUATION OF PORTFOLIO SECURITIES;
                    ADDITIONAL PURCHASE AND SALE INFORMATION

The net asset value of each share of each class of the Funds is determined each day on which the NYSE is open for trading ("Fund Business Day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday, except in an emergency and the following holidays: New Year's Day,
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This
determination of net asset value of shares of each class of the Funds is made once during each such day as of the close of regular trading of the NYSE by dividing the value of the net assets of the applicable class (i.e., for a class of a Feeder Fund, the value of its investment in the applicable Master Fund and any other assets less its liabilities, including expenses payable or accrued, and, for a class of the Bond Fund, the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See "Shareholder Manual" in the Prospectus.

The value of a Master Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the applicable Feeder Fund determines its net asset value per share of each class. The net asset value of the investment of each class of a Feeder Fund in the Master Fund in which it invests is equal to that class's pro rata share of the total investment of the class and of other investors in the Master Fund less that class's pro rata share of the Master Fund's liabilities.

Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the

                                      -41-

security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not
available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if a Master Fund's or a Fund's Manager or Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of
Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Bonds and other fixed-income securities (other than short-term obligations) are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Master Funds or the Funds, as applicable, by the Board of Trustees. In making such valuations, the pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.
Amortized cost involves valuing an instrument at its original cost to a Master
Fund or a Fund, as applicable, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The Bond Fund may invest in certain community development investments for which a market price might not readily be available, provided that the Bond Fund may not invest more than 15% of its net assets in illiquid securities. In those circumstances, the fair value of the community development investment is determined by using methods approved by the Fund's Board of Trustees.

Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

All other securities and other assets of a Master Fund or Fund for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the Board of
Trustees. The frequency with which a Master Fund's or Fund's investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which the Master Fund or the Fund, as applicable, invests pursuant to its investment objective, strategies, and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or that has been delisted from its primary trading exchange;
(iv) a security that is thinly traded; (v) a

                                      -42-

security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by extreme market conditions; (vii) a security affected by currency controls or restrictions; and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the
Master Fund's or Fund's, as applicable, net asset value is computed and that may materially affect the value of the Master Fund's or the Fund's, as applicable, investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount that a Master
Fund or a Fund, as applicable, would expect to receive upon its current sale.
Some, but not necessarily all, of the general factors that may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces that influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Valuing the Master Funds' and the Funds' investments using fair value pricing will result in using prices for those investments that may differ from current market prices. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of the Master Fund's or the Fund's investments and the reflection of that change in the Master Fund's or the Fund's net asset value.

Please note that the European Equity Trust holds securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the
European Equity Trust does not calculate its net asset value and the European
Equity Fund does not price its shares. Therefore, the value of the securities held by the European Equity Fund may change on days when shareholders will not be able to purchase or sell the European Equity Fund's shares.

Shares may be purchased directly from the Distributor or through Service
Organizations (see "Transfer Agent, Custodian, and Service Organizations" below)
by clients of those Service Organizations. If an investor purchases shares through a Service Organization, the Service Organization must promptly transmit such order to the appropriate Fund so that the order receives the net asset value next determined following receipt of the order. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Investors making purchases through a
Service Organization should be aware that it is the responsibility of the
Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis.

Each Fund has authorized certain brokers to accept on its behalf purchase and redemption orders and has authorized these brokers to designate intermediaries to accept such orders. Each Fund will be deemed to have received such an order when an authorized broker or its designee accepts the order. Orders will be priced at the appropriate Fund's net asset value next computed after they are accepted by an authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

                                      -43-

                       EXCESSIVE TRADING AND MARKET TIMING

The Funds' Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of specific limits each day in order to monitor trading activity. If Domini suspects market timing, it rejects the transaction if possible and closes the account and/or broker number to prevent any future activity. The Funds do not maintain any arrangements to permit excessive trading and market timing activities.

In addition, the Board of Trustees has approved a redemption fee to discourage the Funds from being used as vehicles for frequent short-term shareholder trading. Each Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if a shareholder sells or exchanges shares after holding them less than 60 days. The redemption fee will be deducted from a shareholder's redemption proceeds and returned to the applicable Fund. If a shareholder acquired shares on different days, the "first in, first out" (FIFO) method is used to determine the holding period. This means that the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The redemption fee is not imposed on: (i) shares acquired as a result of reinvestment of dividends or distributions; (ii) shares purchased, exchanged, or redeemed by means of a preapproved Automatic Investment Plan or Systematic
Withdrawal Plan arrangement; (iii) shares redeemed or exchanged by omnibus accounts maintained by intermediaries that do not have the systematic capability to process the redemption fee; (iv) shares redeemed or exchanged through certain qualified retirement plans that do not have the systematic capability to process the redemption fee; (v) shares redeemed following the death of a shareholder;
(vi) shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums); (vii) Class R shares purchased prior to November 30, 2004;
(viii) redemptions or exchanges of $5,000 or less; (ix) shares transferred from one class to another class of the same Fund; or (x) shares redeemed as a result of any changes in account registration.

Omnibus account arrangements permit financial intermediaries such as brokers and retirement plan administrators to aggregate their clients' transactions. In these circumstances, the Funds do not know the identity of the shareholders in the omnibus account and must rely on systems of the financial intermediary or retirement plan to charge the redemption fee. The Funds encourage intermediaries that maintain omnibus accounts and retirement plan administrators to develop systems to impose mutual fund redemption fees. Financial intermediaries with omnibus account arrangements may apply purchase and exchange limitations which are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by the Funds, but in any event are designed to detect and prevent excessive trading. Consult with your financial intermediary to determine what purchase and exchange limitations may be applicable to your transactions in the Funds. Because omnibus accounts aggregate individual investor transactions, it is difficult for the Funds to review transactions of any specific individual investor without the assistance of the financial intermediary that maintains the omnibus account.

                 4. MANAGEMENT OF THE FUNDS AND THE MASTER FUNDS

The management and affairs of the Trust and the Funds are supervised by the
Trust's Board of Trustees under the laws of the Commonwealth of Massachusetts.
The management and affairs of the Master Funds are supervised by the Board of
Trustees of Domini Social Trust (the "Master Trust") under the laws of the State of New York.

The Trustees and officers of the Trust and the Master Trust, their ages, their principal occupations during the past five years, the number of investment companies in the Domini family of funds that the Trustees

                                      -44-

oversee, and other directorships held, are set forth below. Their titles may have varied during that period. Each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Master Trust. Each Trustee and
officer of the Trust or Master Trust noted as an "interested person" is interested by virtue of his or her position with Domini as described in the table below. Unless otherwise indicated below, the address of each Trustee and officer is 536 Broadway, 7th Floor, New York, New York 10012.

             TRUSTEES AND OFFICERS OF THE TRUST AND THE MASTER TRUST

                      POSITION(S) HELD                                                NUMBER OF FUNDS
                     WITH THE TRUST AND                                              AND PORTFOLIOS IN
                      THE PORTFOLIO AND                                               DOMINI FAMILY OF          OTHER
     NAME AND          LENGTH OF TIME              PRINCIPAL OCCUPATION(S)             FUNDS OVERSEEN    DIRECTORSHIPS HELD
       AGE                 SERVED                    DURING PAST 5 YEARS                 BY TRUSTEE         BY TRUSTEE(1)
---------------------------------------------------------------------------------------------------------------------------

INTERESTED
TRUSTEE AND
OFFICER:

Amy L. Domini*      Chair, Trustee, and    CEO (since 2002), President                       8                  None
Age: 55             President of the       (2002-June 2005), and Manager
                    Trust and the          (since 1997), Domini Social
                    Master Trust since     Investments LLC; Manager, DSIL
                    1990                   Investment Services LLC (since
                                           1998); Manager, Domini Holdings LLC
                                           (holding company) (since 2002); Tom's
                                           of Maine, Inc. (natural care products)
                                           (2004); Board Member, Progressive
                                           Government Institute (nonprofit
                                           education on executive branch of the
                                           federal government) (since 2003); Board
                                           Member, Financial Markets Center
                                           (nonprofit financial markets research
                                           and education resources provider)
                                           (2002-2004); Trustee, New England
                                           Quarterly (periodical) (since 1998);
                                           Trustee, Episcopal Church Pension Fund
                                           (since 1994); CEO, Secretary, and
                                           Treasurer, KLD Research & Analytics,
                                           Inc. (social research provider)
                                           (1990-2000); Private Trustee, Loring,
                                           Wolcott & Coolidge Office (fiduciary)
                                           (since 1987).

INDEPENDENT
TRUSTEES:

Julia               Trustee of the Trust   Director and President, Alpha                     8                  None

                                       -45-

                      POSITION(S) HELD                                                NUMBER OF FUNDS
                     WITH THE TRUST AND                                              AND PORTFOLIOS IN
                      THE PORTFOLIO AND                                               DOMINI FAMILY OF          OTHER
     NAME AND          LENGTH OF TIME              PRINCIPAL OCCUPATION(S)             FUNDS OVERSEEN    DIRECTORSHIPS HELD
       AGE                 SERVED                    DURING PAST 5 YEARS                 BY TRUSTEE         BY TRUSTEE(1)
---------------------------------------------------------------------------------------------------------------------------

Elizabeth Harris    and the Master         Global Solutions, LLC
Age: 57             Trust since 1999       (agribusiness) (since 2004);
                                           Trustee, Fiduciary Trust
                                           Company (financial institution) (since
                                           2001); Vice President, UNC Partners,
                                           Inc. (financial management) (since
                                           1990).

Kirsten S. Moy      Trustee of the         Board Member, Community                           8                  None
Age: 58             Trust and the          Reinvestment Fund (since
                    Master Trust since     2003); Director, Economic
                    1999                   Opportunities Program, The
                                           Aspen Institute (research and
                                           education) (since 2001); Consultant on
                                           Social Investments, Equitable Life/AXA
                                           (1998-2001); Project Director,
                                           Community Development Innovation and
                                           Infrastructure Initiative (research)
                                           (1998-2001).

William C. Osborn   Trustee of the         Manager, Massachusetts Green                      8                  None
Age: 61             Trust since 1990       Energy Fund Management 1, LLC
                                           (venture capital) (since
                    Trustee of the         2004); Manager, Commons
                    Master Trust since     Capital Management LLC
                    1997                   (venture capital) (since 2000); Special
                                           Partner/Consultant, Arete Corporation
                                           (venture capital) (since 1999);
                                           Director, World Power Technologies,
                                           Inc. (power equipment production)
                                           (1999-2004); Director, Investors'
                                           Circle (socially responsible investor
                                           network) (since 1999).

Karen Paul          Trustee of the         Professor of Management and                       8                  None
Age: 61             Trust since 1990       International Business,
                                           Florida International
                    Trustee of the         University (since 1990);
                    Master Trust since     Visiting Professor, Escuela
                    1997                   Graduado Administracion Direccion
                                           Empresas, Instituto Tecnologico y de
                                           Estudios Superiores de Monterrey
                                           (2004); Professor, Catholic University
                                           of Bolivia (2003);

                                      -46-

                      POSITION(S) HELD                                                NUMBER OF FUNDS
                     WITH THE TRUST AND                                              AND PORTFOLIOS IN
                      THE PORTFOLIO AND                                               DOMINI FAMILY OF          OTHER
     NAME AND          LENGTH OF TIME              PRINCIPAL OCCUPATION(S)             FUNDS OVERSEEN    DIRECTORSHIPS HELD
       AGE                 SERVED                    DURING PAST 5 YEARS                 BY TRUSTEE         BY TRUSTEE(1)
---------------------------------------------------------------------------------------------------------------------------

                                           Fulbright Fellow, U.S.
                                           Department of State (2003).

Gregory A.          Trustee of the         Community Investment                              8                  None
Ratliff             Trust and the          Consultant (self-employment)
Age: 45             Master Trust since     (since 2002); Senior Fellow,
                    1999                   The Aspen Institute (research
                                           and education) (2002);
                                           Director, Economic
                                           Opportunity, John D. and
                                           Catherine T. MacArthur
                                           Foundation (private
                                           philanthropy) (1997-2002).

John L. Shields     Trustee of the         Managing Director, Navigant                       8                  None
Age: 52             Trust and the          Consulting, Inc. (management
                    Master Trust since     consulting firm) (since 2004);
                    2004                   Advisory Board Member,
                                           Vestmark, Inc. (software
                                           company) (since 2003);
                                           Managing Principal, Shields
                                           Smith & Webber LLC (management
                                           consulting firm) (2002-2004);
                                           President and CEO, Citizens
                                           Advisers, Inc. (1998-2002);
                                           President and CEO, Citizens
                                           Securities, Inc. (1998-2002);
                                           President and Trustee,
                                           Citizens Funds (1998-2002).

Frederick C.        Trustee of the         President's Advisory Board,                       8                  None
Williamson, Sr.     Trust since 1997       Salve Regina University,
Age: 90                                    Newport, R.I. (since 1999);
                    Trustee of the         Board Member, Preserve Rhode
                    Master Trust since     Island (nonprofit
                    1990                   preservation) (since 1999); Board of
                                           Directors, Grow Smart Rhode Island
                                           (nonprofit state planning) (since
                                           1998); Advisor, National Parks and
                                           Conservation Association (1997-2001);
                                           Chairman, Rhode Island Historical
                                           Preservation and Heritage Commission
                                           (state government) (since 1995);
                                           Treasurer and Trustee, RIGHA Foundation
                                           (charitable foundation supporting
                                           healthcare needs) (since

                                      -47-

                      POSITION(S) HELD                                                NUMBER OF FUNDS
                     WITH THE TRUST AND                                              AND PORTFOLIOS IN
                      THE PORTFOLIO AND                                               DOMINI FAMILY OF          OTHER
     NAME AND          LENGTH OF TIME              PRINCIPAL OCCUPATION(S)             FUNDS OVERSEEN    DIRECTORSHIPS HELD
       AGE                 SERVED                    DURING PAST 5 YEARS                 BY TRUSTEE         BY TRUSTEE(1)
---------------------------------------------------------------------------------------------------------------------------

                                           1994); Trustee, National Park Trust
                                           (nonprofit land acquisition) (since
                                           1983); Trustee, Rhode Island Black
                                           Heritage Society (nonprofit education)
                                           (since 1974); State Historic
                                           Preservation Officer (state government)
                                           (since 1969).

                                      -48-

                      POSITION(S) HELD                                                NUMBER OF FUNDS
                     WITH THE TRUST AND                                              AND PORTFOLIOS IN
                      THE PORTFOLIO AND                                               DOMINI FAMILY OF          OTHER
                       LENGTH OF TIME              PRINCIPAL OCCUPATION(S)             FUNDS OVERSEEN    DIRECTORSHIPS HELD
  NAME AND AGE             SERVED                    DURING PAST 5 YEARS                 BY TRUSTEE         BY TRUSTEE(1)
-----------------   --------------------   ---------------------------------------   -----------------   ------------------

OFFICERS:

Megan L. Dunphy*    Secretary of the       Mutual Fund Counsel, Domini Social               N/A                  N/A
Age: 36             Trust and the Master   Investments LLC (since 2005);
                    Trust since 2005       Secretary, Domini Funds (since 2005);
                                           Counsel, ING (formerly Aetna Financial
                                           Services) (financial services)
                                           (1999-2004).

Adam M. Kanzer*     Chief Legal Officer    General Counsel and Director of                  N/A                  N/A
Age: 39             of the Trust since     Shareholder Advocacy (since 1998) and
                    2003                   Chief Compliance Officer (April
                                           2005-May 2005), Domini Social
                    Chief Legal Officer    Investments LLC; Chief Legal Officer
                    of the Master Trust    (since 2003) and Chief Compliance
                    since 2003             Officer (April 2005-July 2005), Domini
                                           Funds.

Carole M. Laible*   Treasurer of the       President (since July 2005), Chief               N/A                  N/A
Age: 42             Trust since 1997       Operating Officer (since 2002) and
                                           Financial/ Compliance Officer
                    Treasurer of the       (1997-2003), Domini Social Investments
                    Master Trust since     LLC; President and CEO (since 2002),
                    1997                   Chief Compliance Officer (since 2001),
                                           Chief Financial Officer, Secretary, and
                                           Treasurer (since 1998), DSIL Investment
                                           Services LLC; Treasurer, Domini Funds
                                           (since 1997).

Steven D.           Vice President of      Chief Investment Officer (since 2003)            N/A                  N/A
Lydenberg*          the Trust since 1990   and Member (since 1997), Domini Social
Age: 60                                    Investments LLC; Director (1990-2003)
                    Vice President of      and Director of Research (1990-2001),
                    the Master Trust       KLD Research & Analytics, Inc. (social
                    since 1990             research provider); Vice President,
                                           Domini Funds (since 1990).

Maurizio Tallini*   Chief Compliance       Chief Compliance Officer, Domini Social          N/A                  N/A
Age: 32             Officer of the Trust   Investments LLC (since May 2005); Chief
                    and the Master Trust   Compliance Officer, Domini Funds (since
                    since July 2005        July 2005); Venture Capital Controller,

                                      -49-

                      POSITION(S) HELD                                                NUMBER OF FUNDS
                     WITH THE TRUST AND                                              AND PORTFOLIOS IN
                      THE PORTFOLIO AND                                               DOMINI FAMILY OF          OTHER
                       LENGTH OF TIME              PRINCIPAL OCCUPATION(S)             FUNDS OVERSEEN    DIRECTORSHIPS HELD
  NAME AND AGE             SERVED                    DURING PAST 5 YEARS                 BY TRUSTEE         BY TRUSTEE(1)
-----------------   --------------------   ---------------------------------------   -----------------   ------------------

                                           Rho Capital Partners (venture capital)
                                           (2001-2005); Manager,
                                           Pricewaterhouse-Coopers LLP
                                           (independent registered public
                                           accounting firm) (1995-2001).

(1)  This includes all directorships (other than those of the Domini Funds) that are held by each Trustee as a director of a public company or a registered investment company.

                                   COMMITTEES

The Board of Trustees of the Trust has a standing Audit Committee composed of all of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (the "Independent Trustees"). The Audit Committee met
twice during the Funds' last fiscal year to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of the independent registered public accountant for the Funds, to approve all significant services proposed to be performed by the accountants, and to consider the possible effect of such services on their independence.

The Board of Trustees also has a standing Nominating Committee. All of the
Independent Trustees are members of the Nominating Committee. The Nominating
Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee met three times during the Funds' last fiscal year. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Trust, 536 Broadway, 7th Floor, New York, New York 10012.

             OWNERSHIP OF SHARES IN THE FUNDS AND IN OTHER ENTITIES

The following table shows the amount of equity securities owned by the Trustees in the Funds and in all investment companies in the Domini family of funds supervised by the Trustees as of December 31, 2004:

                                                       DOLLAR
                                                     RANGE OF
                                                       EQUITY                              AGGREGATE DOLLAR RANGE OF
                                                     SECURITIES                             EQUITY SECURITIES IN ALL
                                 DOLLAR RANGE OF       IN THE        DOLLAR RANGE OF     INVESTMENT COMPANIES OVERSEEN
                                EQUITY SECURITIES     EUROPEAN    EQUITY SECURITIES IN    BY THE TRUSTEE IN THE DOMINI
      NAME OF TRUSTEE          IN THE EQUITY FUND   EQUITY FUND      THE BOND FUND               FAMILY OF FUNDS
----------------------------   ------------------   -----------   --------------------   -----------------------------

INTERESTED TRUSTEE:
Amy L. Domini                   Over $100,000            $0          $10,001-$50,000            Over $100,000

DISINTERESTED TRUSTEES:
Julia Elizabeth Harris          $1-$10,000               $0          $0                         $1-$10,000

                                      -50-

Kirsten S. Moy                  $10,001-$50,000          $0          $0                         $10,001-$50,000
William C. Osborn               $50,001-$100,000         $0          $0                         $50,001-$100,000

Karen Paul                      $10,001-$50,000          $0          $10,001-$50,000            $50,001-$100,000
John L. Shields                 $0                       $0          $0                         $0
Gregory A. Ratliff              $1-$10,000               $0          $10,001-$50,000            $50,001-$100,000
Frederick C. Williamson, Sr.    $50,001-$100,000         $0          $10,001-$50,000            $50,001-$100,000

                     COMPENSATION AND INDEMNITY OF TRUSTEES

Information regarding compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2005, is set forth below. Ms. Domini is not compensated by the Trust for her service as a Trustee because of her affiliation with Domini.

Each of the Independent Trustees receives an annual retainer for serving as a
Trustee of the Trust, the Master Trust, the Domini Institutional Trust, and the
Domini Advisor Trust of $10,000, and in addition, receives $1,500 for attendance at each joint meeting of the Boards of the Trust, the Master Trust, the Domini
Institutional Trust, and the Domini Advisor Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.

                                                                                             TOTAL COMPENSATION
                                                                                             FROM THE TRUST, THE
                                                                                              MASTER TRUST, THE
                                                        PENSION OR           ESTIMATED      DOMINI ADVISOR TRUST,
                                   AGGREGATE       RETIREMENT BENEFITS   ANNUAL BENEFITS       AND THE DOMINI
                                 COMPENSATION       ACCRUED AS PART OF         UPON          INSTITUTIONAL TRUST
      NAME OF TRUSTEE          FROM THE TRUST(1)       FUND EXPENSES        RETIREMENT     PAID TO THE TRUSTEE(2)
----------------------------   -----------------   -------------------   ---------------   ----------------------

INTERESTED TRUSTEE:
Amy L. Domini                        None                 None                 None                  None

DISINTERESTED TRUSTEES:
Julia Elizabeth Harris             $7,419.62              None                 None                $16,875
Kirsten S. Moy                     $7,699.32              None                 None                $17,500
William C. Osborn                  $7,972.92              None                 None                $18,125
Karen Paul                         $7,146.02              None                 None                $16,250
Gregory A. Ratliff                 $7,695.21              None                 None                $17,500
John L. Shields(2)                 $7,972.92              None                 None                $18,125
Frederick C. Williamson, Sr.       $7.695.21              None                 None                $17,500

(1)  For the fiscal year ended July 31, 2005, Independent Trustees received
     $1,250 for attendance in person at each joint meeting of the Boards.

(2)  As of July 31, 2005, there were five funds in the Domini family of funds.

The Trustees who are not "interested persons" (the "Independent Trustees") of the Trust as defined by the 1940 Act are the same as the Independent Trustees of the Master Trust. Any conflict of interest between a Feeder Fund and the Master
Fund in which it invests will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Trust's
Declaration of Trust provides that it will indemnify its Trustees and officers
(the "Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that the Indemnified

                                      -51-

Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested
Trustees or in a written opinion of independent counsel, that such Indemnified
Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

As of October 31, 2005, all Trustees and officers of the Trust and the Master
Trust as a group owned less than 1% of any Fund's outstanding shares.

As of October 31, 2005, the following shareholders of record owned 5% or more of the outstanding Investor shares of the Equity Fund: Charles Schwab & Co.,
Reinvest Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA
94104-4122 (5,699,775.698 shares, 14.05%); Manulife Financial, 250 Bloor Street
East 7E Floor, Attn Laura Ross US Group Pension, Toronto Ontario, Canada M4W 1E5
(3,694,126.034 shares, 9.11%); Fidelity Investments Inst Operations Co Inc, As
Agent for Certain Emp Benefit Plans, Plan 02135, 100 Magellan Way # KWIC,
Covington, KY 41015-1987 (3,097,047.927 shares, 7.63%); and National Financial
Services Corp, For the Exclusive Benefit of Customers, Church Street Station, PO
Box 3908, New York, NY 10008-3908 (2,438,411.219 shares, 6.01%). As of October
31, 2005, the following shareholder of record owned 5% or more of the outstanding Class R shares of the Equity Fund: .Fidelity Investments
Institutional Operations Co., as Agent for Certain Employee Benefit Plans, 100
Magellan Way #KWIC, Covington, KY 41015-1987 (2,109,702.373 shares, 39.49%);
State of Indiana Deferred Comp and Matching Plans, c/o Great West, 8515 E
Orchard Rd. 2T2, Greenwood Village, CO 80111 (1,688,765.087 shares, 31.61%);
Charles Schwab and Co Inc, Special Custody Account for the Benefit of Customers,
Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104 (599,594.157
shares, 11.22%); Mellon Bank as Custodian for Ministers Missionaries Benefit
Board, Attn James Devlin, 135 Santilli Hwy 026-0320, Everett, MA 02149-1906
(475,107.144 shares, 8.89%); and Wells Fargeo Bank NA, FBO Agnesian Healthcare
Retirement 44076804, PO Box 1533, Minneapolis, MN 55480 (382,250.519 shares,
7.15%). The Equity Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that
Fund.

As of October 31, 2005, the following shareholders of record owned 5% or more of the outstanding Investor shares of the European Equity Fund: .Bank of America NA
Cust, Loring Wolcott & Coolidge Global, Attn MFO 8528590, PO Box 831575, Dallas,
TX 75283-1575 (139,825.264 shares, 12.38%). As of October 31, 2005, no Class R shares of the European Equity Fund were issued or outstanding. The European
Equity Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

As of October 31, 2005, the following shareholder of record owned 5% or more of the outstanding Investor shares of the Bond Fund: Charles Schwab & Co. Inc,
Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 101
Montgomery Street, San Francisco, CA 94104 (1,653,468.516 shares, 27.89%); and
National Financial Services Corp, For the Exclusive Benefit of Our Customers,
Attn Mutual Funds Dept 5th Floor, 200 Liberty St, One World Financial Ctr, New
York, NY 10281 (395,157.817 shares, 6.66%). As of October 31, 2004, no shareholders of record owned 5% or more of the outstanding Class R shares of the
Bond Fund. The Bond Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that
Fund.

                                      -52-

APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

INDEX TRUST

     APPROVAL OF MANAGEMENT AGREEMENT BETWEEN THE INDEX TRUST AND DOMINI

     A discussion of the Board of Trustees' considerations in approving the
     Management Agreement between the Index Trust and Domini is included in the
     Index Trust's Annual Report to shareholders for the fiscal year ended July
     31, 2005.

     APPROVAL OF THE SUBMANAGEMENT AGREEMENT BETWEEN DOMINI AND SSGA WITH
     RESPECT TO THE INDEX TRUST

     A discussion of the Board of Trustees' considerations in approving the
     Submanagement Agreement between Domini and SSgA with respect to the Index
     Trust is included in the Index Trust's Annual Report to shareholders for the fiscal year ended July 31, 2005.

BOND FUND

     APPROVAL OF MANAGEMENT AGREEMENT BETWEEN THE BOND FUND AND DOMINI

     A discussion of the Board of Trustees' considerations in approving the
     Management Agreement between the Bond Fund and Domini is included in the
     Fund's Annual Report to shareholders for the fiscal year ended July 31,
     2005.

     APPROVAL OF THE SUBMANAGEMENT AGREEMENT BETWEEN DOMINI AND SEIX WITH
     RESPECT TO THE BOND FUND

     A discussion of the Board of Trustees' considerations in approving the
     Submanagement Agreement between Domini and Seix with respect to the Bond
     Fund is included in the Fund's Annual Report to shareholders for the fiscal year ended July 31, 2005.

EUROPEAN EQUITY TRUST AND EUROPEAN EQUITY FUND

     APPROVAL OF THE MANAGEMENT AGREEMENTS BETWEEN EUROPEAN EQUITY TRUST AND
     DOMINI AND THE EUROPEAN EQUITY FUND AND DOMINI

     At a meeting held on July 22, 2005, the Board of Trustees considered the approval of the Management Agreement between the European Equity Trust and
     Domini (the "European Equity Trust Management Agreement"), and the
     Management Agreement between the European Equity Fund and Domini (the
     "European Equity Fund Management Agreement" and, collectively with the
     European Equity Trust Management Agreement, the "Management Agreements").

     In advance of the meeting, the Independent Trustees submitted to Domini a written request for information in connection with their consideration of the management and distribution arrangements for the European Equity Trust and the European Equity Fund. The Trustees received, reviewed and considered, among other things:

          (i) A report based on information provided by Strategic Insight that compared the proposed fees and expenses of each of the European Equity
     Trust and the European Equity Fund to those of a

                                      -53-

     peer group of socially responsible funds with a global or international objective (per Morningstar) and the top ten (measured by assets under management), non-socially responsible funds that focus on investing in
     European stocks (per Morningstar) as of April 30, 2005.

          (ii) A report from Domini regarding the proposed investment strategies and techniques for the European Equity Trust, including the proposed social screens to be applied to the European Equity Trust's investments.

          (iii) Reports from and presentations by Domini that described (a) the nature, extent and quality of the services proposed to be provided by
     Domini to each of the European Equity Trust and the European Equity Fund,
     (b) the fees and other amounts proposed to be paid to Domini under the
     Management Agreements for each of the European Equity Trust and the
     European Equity Fund, including information as to the fees charged and services provided to other clients, (c) certain information about Domini's compliance program and procedures and any regulatory issues, (d) brokerage practices, including soft dollar practices, (e) Domini's proxy voting policies and procedures, and (f) Domini's code of ethics.

          (iv) Reports and information from Domini concerning the proposed distribution arrangements for the European Equity Fund.

     The Trustees, including all of the Independent Trustees, concluded that
     Domini had the capabilities, resources, and personnel necessary to manage the European Equity Trust and that Domini had the capabilities, resources, and personnel necessary to manage and provide administrative services to the European Equity Fund. The Board further concluded that, based on the services to be provided by Domini to the European Equity Trust and the
     European Equity Fund pursuant to the Management Agreements, the fees paid by similar funds and taking into account the agreed-upon fee waivers and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the compensation proposed to be paid to Domini under those Agreements was fair and reasonable.

     In reaching their determination to approve the Management Agreements, the
     Trustees considered a variety of factors they believed relevant and balanced a number of considerations. In their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors and the conclusions are described below.

     Nature, Quality, and Extent of Services Provided

     The Trustees noted that pursuant to the Management Agreements, Domini, subject to the direction of the Board, will be responsible for providing advice and guidance with respect to the European Equity Trust and the
     European Equity Fund and for managing the investment of the assets of the
     European Equity Trust, which it will do by engaging and overseeing the activities of Wellington Management. It was noted that Domini will apply the social screens to a portfolio of securities provided by Wellington
     Management and that Wellington Management will provide the day-to-day portfolio management of the European Equity Trust, including making purchases and sales of socially screened portfolio securities consistent with the European Equity Trust's investment objective and policies. The terms of the Management Agreements were reviewed by the Trustees.

     The Trustees considered the scope of the services to be provided by Domini under the Management Agreements and the quality of services provided by
     Domini to the other Domini Funds. They considered the professional experience, tenure, and qualifications of the portfolio management teams proposed for the European Equity Trust and the other senior personnel at
     Domini. They also considered Domini's capabilities and experience in the development and application of social and

                                      -54-

     environmental screens and its reputation and leadership in the socially responsible investment community. In addition, they considered Domini's compliance policies and procedures and compliance record.

     The Trustees noted that Domini will also administer each of the European
     Equity Trust's and the European Equity Fund's business and other affairs pursuant to the Management Agreements. It was noted that, among other things, Domini will provide each of the European Equity Trust and the
     European Equity Fund with office space, administrative services and personnel as are necessary for operations. The Trustees considered the quality of the administrative services Domini provided to the other Domini
     Funds, including Domini's role in coordinating the activities of service providers.

     The Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided by Domini to each of the European
     Equity Trust and the European Equity Fund under the Management Agreements.

     Fees and Other Expenses

     The Trustees considered the advisory fees to be paid by the European Equity
     Trust to Domini. The Trustees also considered the management fees to be paid by the European Equity Fund to Domini under the Management Agreement for the European Equity Fund. The Trustees considered the level of each of the European Equity Trust's and the European Equity Fund's advisory and administrative fees versus the Strategic Insight peer group described above, as well as each of the European Equity Trust's and the European
     Equity Fund's expected total expense ratio compared to those peers.

     The Trustees also reviewed the fees that Domini charges its other clients with investment objectives similar to the investment objective of the
     European Equity Trust and the European Equity Fund. The Trustees noted that
     Domini (and not the European Equity Trust) will pay Wellington Management from its advisory fee for the European Equity Trust.

     The Trustees considered that, based on the information provided by
     Strategic Insight, the management fee for each of the European Equity Trust and the European Equity Fund was within the range of the management fees of its peer group. The Trustees also considered that, after giving effect to
     Domini's waiver of a portion of its fee, the fees paid by each of the
     European Equity Trust and the European Equity Fund was lower than the management fees paid by most of the funds in the peer group.

     The Trustees also considered the expected total expense ratios of the
     European Equity Trust and the European Equity Fund and compared them, after giving effect to Domini's waivers of fees, to the total expense ratios of the peer group. They concluded that the expected total expense ratio of each of the European Equity Trust and the European Equity Fund was in the
     range of expense ratios of the peer group.

     Other Benefits

     The Trustees considered the other benefits that Domini and its affiliates could be expected to receive from their relationship with the European
     Equity Trust and the European Equity Fund.

     The Trustees reviewed the character and amount of payments expected to be received by Domini and its affiliates, other than in respect of the
     Management Agreements, in respect of the European Equity Trust and the
     European Equity Fund. They considered that DSIL Investment Services, LLC, a subsidiary of Domini, will receive 12b-1 fees from the European Equity Fund and will retain those

                                      -55-

     fees in certain circumstances. The Trustees considered that Domini's profitability would be lower if the benefits described above were not received. The Trustees also considered the brokerage practices of Domini.
     In addition, the Trustees considered the intangible benefits that may accrue to Domini and its affiliates by virtue of their relationship with the European Equity Trust and the European Equity Fund.

     The Trustees concluded that the benefits expected to be received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and Wellington Management and the European
     Equity Trust and the European Equity Fund.

     Economies of Scale

     The Trustees also considered whether economies of scale would be realized by Domini as the European Equity Trust and the European Equity Fund got
     larger and the extent to which economies of scale were reflected in the proposed fee schedules. The Trustees noted that while no breakpoints were currently being proposed, each of the European Equity Trust and the
     European Equity Fund will be newly established and will not likely grow to a size at which breakpoints would be appropriate for some time. The
     Trustees also considered the fee waivers proposed by Domini. They concluded that the fee schedule as proposed was appropriate but noted that they would consider whether breakpoints should be instituted for the European Equity
     Trust and/or the European Equity Fund as European Equity Fund assets increased.

     APPROVAL OF THE SUBMANAGEMENT AGREEMENT BETWEEN DOMINI AND WELLINGTON
     MANAGEMENT

     At a meeting held on July 22, 2005, the Board of Trustees considered the approval of the Submanagement Agreement between Domini and Wellington
     Management with respect to the European Equity Trust.

     In advance of the meeting, the Independent Trustees submitted to Domini a written request for information in connection with their consideration of the management and distribution arrangements for the European Equity Trust.
     The Trustees received, reviewed and considered the following, among other things:

          (i) A report based on information provided by Strategic Insight that compared the proposed fees and expenses of the European Equity Trust to those of a peer group of socially responsible funds with a global or international objective (per Morningstar) and the top ten (measured by assets under management), non-socially responsible funds that focus on investing in European stocks (per Morningstar) as of April 30, 2005.

          (ii) A report from Domini regarding the proposed investment strategies and techniques for the European Equity Trust, including the proposed social screens to be applied to the European Equity Trust's investments.

          (iii) Reports from and presentations by Domini regarding the process by which they decided to propose Wellington Management as the submanager of the European Equity Trust and a summary of the reference checks performed by Domini on Wellington Management.

          (iv) Reports from and presentations by Wellington Management that described (a) the nature, extent and quality of the services proposed to be provided by Wellington Management to the European Equity Trust, (b) the
     fees and other amounts proposed to be paid to Wellington Management under the Submanagement Agreement with respect to the European Equity Trust,

                                      -56-

     including information as to the fees charged and services provided to other
     Wellington Management clients, (c) certain information regarding Wellington
     Management's ownership structure, clients, and investment process, (d)
     certain information regarding Wellington Management's performance in managing similar accounts, (e) certain information about Wellington
     Management's compliance program and procedures and any regulatory issues,
     (f) brokerage practices, including soft dollar practices, and (g)
     Wellington Management's code of ethics.

     The Trustees, including all of the Independent Trustees, concluded that
     Wellington Management had the capabilities, resources, and personnel necessary to manage the European Equity Trust. The Board further concluded that, based on the services to be provided by Wellington Management to the
     European Equity Trust pursuant to the Submanagement Agreement, the fees paid by similar funds and taking into account the agreed-upon fee waivers and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the compensation proposed to be paid to
     Wellington Management under the Submanagement Agreement was fair and reasonable.

     In reaching their determination to approve the Submanagement Agreement, the
     Trustees considered a variety of factors they believed relevant and balanced a number of considerations. In their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors and the conclusions are described below.

     Nature, Quality, and Extent of Services Provided

     The Trustees noted that pursuant to the Management Agreement between the
     European Equity Trust and Domini, Domini, subject to the direction of the
     Board, will be responsible for providing advice and guidance with respect to the European Equity Trust and the European Equity Fund and for managing the investment of the assets of the European Equity Trust, which it will do by engaging and overseeing the activities of Wellington Management. It was noted that Domini will apply the social standards to a universe of securities provided by Wellington Management and that Wellington Management will provide the day-to-day portfolio management of the European Equity
     Trust, including making purchases and sales of socially screened portfolio securities consistent with the European Equity Trust's investment objective and policies. The terms of the Submanagement Agreement was reviewed by the
     Trustees.

     The Trustees considered the scope of the services to be provided by
     Wellington Management under the Submanagement Agreement and the quality of services provided by Wellington Management to its existing clients. They considered the professional experience, tenure, and qualifications of the portfolio management team proposed for the European Equity Trust and the other senior personnel at Wellington Management. They also considered
     Wellington Management's compliance policies and procedures and compliance record.

     The Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided by Wellington Management to the
     European Equity Trust under the Submanagement Agreement.

     Fees and Other Expenses

     The Trustees considered the submanagement fees to be paid by Domini to
     Wellington Management. The Trustees considered the level of the European
     Equity Trust's advisory fee versus the Strategic Insight peer group described above, as well as the European Equity Trust's expected total expense ratio compared to those peers.

                                      -57-

     The Trustees also reviewed the fees that Wellington Management charges its other clients with investment objectives similar to the investment objective of the European Equity Trust. The Trustees noted that Domini (and not the European Equity Trust) will pay Wellington Management from its advisory fee for the European Equity Trust. The Trustees also considered that the advisory fees Wellington Management receives with respect to its other similarly managed clients are within the general range of the submanagement fee it would receive with respect to the European Equity
     Trust.

     The Trustees considered that, based on the information provided by
     Strategic Insight, the management fee for the European Equity Trust was within the range of the management fees of its peer group. The Trustees also considered that, after giving effect to Domini's waiver of a portion of its fee, the fees paid by the European Equity Trust was lower than the management fees paid by most of the funds in the peer group.

     The Trustees also considered the expected total expense ratio of the
     European Equity Trust and compared it, after giving effect to Domini's waivers of fees, to the total expense ratios of the peer group. They concluded that the expected total expense ratio of the European Equity
     Trust was in the range of expense ratios of the peer group.

     Other Benefits

     The Trustees considered the other benefits that Wellington Management and its affiliates could be expected to receive from their relationship with the European Equity Trust.

     The Trustees also considered the brokerage practices of Wellington
     Management. In addition, the Trustees considered the intangible benefits that may accrue to Wellington Management and its affiliates by virtue of their relationship with the European Equity Trust.

     The Trustees concluded that the benefits expected to be received by
     Wellington Management and its affiliates, as outlined above, were reasonable in the context of the relationship between Wellington Management and the European Equity Trust.

     Economies of Scale

     The Trustees also considered whether economies of scale would be realized by Wellington Management as the European Equity Trust got larger and the extent to which economies of scale were reflected in the proposed fee schedules. The Trustees noted that while no breakpoints were currently being proposed, the European Equity Trust will be newly established and will not likely grow to a size at which breakpoints would be appropriate for some time. The Trustees also considered the fee waivers proposed by
     Domini. They concluded that the fee schedule as proposed was appropriate but noted that they would consider whether breakpoints should be instituted for the European Equity Trust as European Equity Fund assets increased.

     Performance Information

     The Trustees reviewed information provided to them by Wellington Management regarding the performance of Wellington Management's European and other sector models for the 2004 calendar year, as well as for the five years ended December 31, 2004. The Trustees also reviewed Wellington Management's
     Global Intersection investment returns for the one-, three-, and five-year periods ended June 30, 2005, and since inception through June 30, 2005.
     They compared those returns to the returns of the MSCI Europe Index, the proposed benchmark for the European Equity Trust and the European Equity
     Fund, and other relevant benchmarks for the same periods. While noting the

                                      -58-

     differences between the investment objectives and strategies of the
     European Equity Trust and the European Equity Fund from those of the models and Global Intersection, the Trustees considered the performance of the models and the Global Intersection to be acceptable when compared to the relevant benchmarks.

                                     MANAGER

Domini manages the assets of the Master Funds, the European Equity Fund, and the
Bond Fund and provides certain administrative services to the Master Funds, the
European Equity Fund, and the Bond Fund pursuant to the separate Management
Agreements. The services provided by Domini include furnishing an investment program for the Master Funds, the European Equity Fund, and the Bond Fund.
Domini will have authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of each of the Master
Funds, the European Equity Fund, and the Bond Fund is held uninvested. Domini will also perform such administrative and management tasks for the Master Funds, the European Equity Fund, and the Bond Fund as may from time to time be reasonably requested, including: (a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the
Master Funds, the European Equity Fund, and the Bond Fund and for performing administrative and management functions, (b) supervising the overall administration of the Master Funds, the European Equity Fund, and the Bond Fund,
including negotiation of contracts and fees with, and monitoring of performance and billings of, the transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents of the Master Funds, the European
Equity Fund, or the Bond Fund, as applicable, (c) overseeing (with the advice of the counsel to the Master Funds, the European Equity Fund, and the Bond Fund)
the preparation of and, if applicable, the filing of all documents required for compliance by the Master Funds, the European Equity Fund, and the Bond Fund with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, Semi-Annual and Annual
Reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders, (e) arranging for maintenance of the books and records of the Master Funds, the European Equity Fund, and the
Bond Fund, (f) maintaining telephone coverage to respond to investor and shareholder inquiries; and (g) answering questions from the general public, the media, and investors in the Master Funds and shareholders of the European Equity
Fund and the Bond Fund regarding the securities holdings of the Master Funds and the Bond Fund, limits on investment, and the Master Funds', the European Equity
Fund's, and the Bond Fund's proxy voting philosophy and shareholder activism philosophy. Domini provides persons satisfactory to the Board of Trustees of the
Master Trust and the Trust to serve as officers of the Master Trust and the
Trust, as applicable. Such officers, as well as certain other employees and
Trustees of the Master Trust and the Trust, may be directors, officers, or employees of Domini or its affiliates. Domini furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

Unless otherwise terminated, the Management Agreement for the Index Trust will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Index Trust at a meeting called for the purpose of voting on the Management Agreement (with the vote of each investor in the Index Trust being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

Unless otherwise terminated, the Management Agreement for the European Equity
Trust will continue in effect if such continuance is specifically approved by
August 1, 2007, and at least annually thereafter by the Board of Trustees or by a majority of the outstanding voting securities of the European Equity Trust at a meeting called for the purpose of voting on such Management Agreement (with the vote of each

                                      -59-

investor in the European Equity Trust being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Management Agreement. Unless otherwise terminated, the Management Agreement for the European Equity Fund will continue in effect if such continuance is specifically approved by August 1,
2007, and at least annually thereafter by the Board of Trustees or by a majority of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on such Management Agreement, and, in either case, by a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Management Agreement.

Unless otherwise terminated, the Management Agreement for the Bond Fund will continue in effect if such continuance is specifically approved by June 28,
2007, and at least annually thereafter by the Board of Trustees or by a majority of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on the Management Agreement, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

Each Management Agreement provides that Domini may render services to others.
Domini may employ, at its own expense, or may request that the Master Funds or the Funds, as applicable, employ (subject to the requirements of the 1940 Act)
one or more subadvisors or submanagers, subject to Domini's supervision. Each
Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Master Funds or the Funds, as applicable, when authorized either by majority vote of the outstanding voting securities of the Master Funds (with the vote of each investor in each Master
Fund being in proportion to the amount of its investment), or by a majority vote of the outstanding voting securities of the Funds, as applicable, or by a vote of a majority of the Board of Trustees of the Master Trust or the Trust, as
applicable, or by Domini, and will automatically terminate in the event of its assignment. Each Management Agreement provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Master Trusts, or the Funds, as applicable, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under such Management Agreement.

INDEX TRUST

Under the Management Agreement between the Index Trust and Domini, Domini's fee for advisory services to the Index Trust is 0.20% of the average daily net assets of the Index Trust. Domini also provides administrative services to the
Index Trust under the Management Agreement.

EUROPEAN EQUITY TRUST AND EUROPEAN EQUITY FUND

Under the Management Agreement between the European Equity Trust and Domini,
Domini's fee for advisory services to the European Equity Trust is 0.75% of the average daily net assets of the European Equity Trust. Domini also provides administrative services to the European Equity Trust under the Management
Agreement.

Under the Management Agreement between the European Equity Fund and Domini,
Domini's fee for services with respect to the European Equity Fund is 1.00% of the average daily net assets of the European Equity Fund minus the aggregate management fee allocated to the European Equity Fund by the European Equity
Trust. Currently, Domini is reducing its fee to the extent necessary to keep the aggregate operating annual expenses of the European Equity Fund (including the
European Equity Fund's share of the European Equity Trust's expenses but excluding brokerage fees and commissions, interest, taxes, and

                                      -60-

other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.60% of the average daily net assets of the shares of the European Equity
Fund. The European Equity Fund did not pay any management fees for the fiscal year ended July 31, 2005, because the European Equity Fund had not yet commenced operations.

BOND FUND

Under the Management Agreement between the Trust, with respect to the Bond Fund and Domini, Domini's fee for advisory services to the Bond Fund is 0.40% of the average daily net assets of that Fund.

Domini is a Massachusetts limited liability company with offices at 536
Broadway, 7th Floor, New York, NY 10012, and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers
Act"). The names of the members of Domini and their relationship to the Trust and to the Master Trust, if any, are as follows: Amy L. Domini, Chair of the
Board and President of the Trust and the Master Trust and the Manager and Chief
Executive Officer of Domini; Steven D. Lydenberg, Vice President of the Trust
and the Master Trust and Chief Investment Officer of Domini; James E. Brooks;
Jotham C. Kinder; John G. Kinder; Dal LaMagna; Domini Holdings LLC; and
Committed Capital, LLC.

                                      -61-

                                   SUBMANAGERS

INDEX TRUST

SSgA Funds Management, Inc. (SSgA) manages the assets of the Index Trust pursuant to the Index Trust Submanagement Agreement. SSgA furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the Index Trust's investments and effecting securities transactions for the Index Trust. The Index Trust Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Board of
Trustees or by a majority vote of the outstanding voting securities in the Index
Trust at a meeting called for the purpose of voting on the Index Trust
Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to the Index Trust Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Index Trust
Submanagement Agreement.

SSgA is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of SSgA and each of the principal executive officers and directors of SSgA is State Street Financial Center, One Lincoln
Street, Boston, MA 02111. As of July 31, 2005, SSgA had over $100 billion in assets under management, including $3.4 billion in assets for which SSgA acts as a submanager. SSgA and its affiliated companies managed over $679 billion in index fund assets and over $95 billion in socially responsible assets as of July
31, 2005.

The Index Trust is submanaged by a team of investment professionals from SSgA's
Global Structured Products Group including David Chin, Heather McGoldrick,
Michael Feehily, James May, and Karl Schneider. Each member of the team is jointly and primarily responsible for the day-to-day management of the Index
Trust.

     David Chin has been a principal of SSgA and State Street Global Advisors since he joined State Street in 1999. He is responsible for managing both
     U.S. and International funds. Prior to joining State Street Global
     Advisors, Mr. Chin was a product analyst in the Analytical Services Group at Frank Russell Company. He has been working in the investment management field since 1992.

     Heather McGoldrick has been a principal of SSgA and State Street Global
     Advisors since she joined State Street in 1991. Prior to assuming portfolio management responsibilities in 2003, Ms. McGoldrick was also a Product
     Engineer at SSgA. Her responsibilities include portfolio management, product development and research.

     Michael Feehily, CFA, has been a principal of SSgA and State Street Global
     Advisors since he joined State Street in 1992. He is head of the U.S.
     equity Team within the Global Structured Products Team. Mr. Feehily is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors.

     James May, CFA, has been a principal of SSgA and State Street Global
     Advisors since he joined State Street in 1991. He manages a variety of portfolios benchmarked to indexes including MSCI, Standard & Poor's and
     Russell.

     Karl Schneider has been a principal of SSgA and State Street Global
     Advisors since he joined State Street in 1996. He manages a variety of the firm's domestic and international passive funds.

                                      -62-

Mr. Chin, Mr. Feehily, Mr. Schneider and Mr. May have served on the portfolio management team for the Index Trust since 2000. Ms. McGoldrick has served on the team since 2003.

The following information regarding each investment professional's compensation, other accounts, and ownership of Fund shares has been provided by SSgA.

The following table lists that number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the
Index Trust and assets under management in those accounts.

---------------------------------------------------------------------------------------------------
                     OTHER REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                             COMPANIES                     VEHICLES              OTHER ACCOUNTS
---------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER       NUMBER    TOTAL ASSETS     NUMBER    TOTAL ASSETS    NUMBER    TOTAL ASSETS
---------------------------------------------------------------------------------------------------

David Chin                 4     $  .1 billion        7     $20.29 billion      8     $13.2 billion
---------------------------------------------------------------------------------------------------
Heather McGoldrick         1     $ 1.5 billion        2     $   .6 billion      3     $ 1.1 billion
---------------------------------------------------------------------------------------------------
Michael Feehily            2     $ 7.5 billion        4     $ 16.6 billion     13     $10.4 billion
---------------------------------------------------------------------------------------------------
James May                  4     $52.9 billion        3     $ 90.4 billion     14     $26.3 billion
---------------------------------------------------------------------------------------------------
Karl Schneider             6     $ 3.3 billion       12     $ 16.8 billion      8     $ 6.4 billion
---------------------------------------------------------------------------------------------------

None of these funds or accounts pay performance-based fees to SSgA.

CONFLICTS OF INTEREST BETWEEN THE INDEX TRUST AND OTHER ACCOUNTS SUBADVISED BY
SSGA

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio
Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the
Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances,

                                      -63-

differentiate among the various accounts when allocating resources.
Additionally, SSgA and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

COMPENSATION OF SSGA INVESTMENT PROFESSIONALS

The compensation of SSgA's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive
(i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of State Street
Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

As of July 31, 2005, no investment professional listed above owns any equity securities of the Domini Social Equity Fund.

EUROPEAN EQUITY TRUST

Wellington Management manages the assets of the European Equity Trust pursuant to the Submanagement Agreement. The Submanager furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the
European Equity Trust's investments and effecting securities transactions for the European Equity Trust. The Submanagement Agreement will continue in effect if such continuance is specifically approved by August 1, 2007, and at least annually thereafter by the Board of Trustees or by a majority vote of the outstanding voting securities of the European Equity Trust at a meeting called for the purpose of voting on the Submanagement Agreement (with the vote of each investor in the European Equity Trust being in proportion to the amount of its investment), and by a majority of the Master Trust's Trustees who are not parties to the Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Submanagement Agreement.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington
Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of July
31, 2005, Wellington Management had investment management authority with respect to approximately $484 billion in assets. Wellington Management is owned by its
86 active partners, all of whom are active in the firm.

The following information regarding each investment professional's compensation, other accounts, and ownership of Fund shares has been provided by Wellington.

Ms. Sylvia S. Han, CFA, has been the portfolio manager primarily responsible for the day-to-day management of the European Equity Trust since 2005. Ms. Han joined Wellington Management as an

                                      -64-

investment professional in 1990. In addition to her responsibilities regarding the European Equity Trust, as of July 31, 2005, Ms. Han has day-to-day
management responsibilities for the assets of: (i) no other registered investment companies, (ii) one other pooled investment vehicle with approximately $2,500,000 in assets under management, and (iii) six other accounts with a total of approximately $800,000 in assets under management. None of these funds or accounts pay performance-based fees to Wellington Management.

Ms. Doris T. Dwyer has provided portfolio management and securities analysis services to the European Equity Trust since 2005. Ms. Dwyer joined Wellington
Management as an investment professional in 1998. In addition to her responsibilities regarding the European Equity Trust, as of July 31, 2005, Ms.
Dwyer has day-to-day management responsibilities for the assets of: (i) five other registered investment companies with approximately $1,412,500,000 in assets under management, (ii) three other pooled investment vehicles with approximately $125,300,000 in assets under management, and (iii) 13 other accounts with a total of approximately $2,612,300,000 in assets under management. Two of these funds or accounts (with $246,400,000 in aggregate assets) pay performance-based fees to Wellington Management.

CONFLICTS OF INTEREST BETWEEN THE EUROPEAN EQUITY TRUST AND OTHER ACCOUNTS
SUBADVISED BY WELLINGTON MANAGEMENT

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, and foundations), bank common trust accounts, and hedge funds. The Wellington Management investment professionals listed above who are primarily responsible for the day-to-day management of the European Equity
Trust (the "Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the European Equity Trust. The Investment Professionals make investment decisions for each portfolio, including the European Equity Trust, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that portfolio.
Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the European Equity Trust, or make investment decisions that are similar to those made for the European Equity Trust, both of which have the potential to adversely impact the European Equity Trust depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by Domini to Wellington
Management with respect to the European Equity Trust. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the
Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In

                                      -65-

addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on
Investment Professionals who manage hedge funds and certain other accounts.
Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment
Professionals. Although Wellington Management does not track the time an
Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT INVESTMENT PROFESSIONALS

Domini pays Wellington Management a fee based on the assets under management of the European Equity Trust as set forth in the Submanagement Agreement between
Wellington Management and Domini with respect to the European Equity Trust.
Wellington Management pays its Investment Professionals out of its total revenues and other resources, including the advisory fees earned with respect to the European Equity Trust. The following information relates to the period ended
July 31, 2005.

Wellington Management's compensation structure is designed to attract and retain high-caliber Investment Professionals necessary to deliver high-quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional is determined by the Investment Professional's experience and performance in her role as an Investment Professional. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment
Professional's business manager, using guidelines established by Wellington
Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. The Investment Professionals are eligible to receive incentive payments based on the revenues earned by Wellington Management from the European Equity Trust and generally each other portfolio managed by the
Investment Professionals. The Investment Professionals' incentive payments relating to the European Equity Trust will be linked to the gross pre-tax performance of the European Equity Trust compared to a benchmark that reflects the MSCI Europe Index as modified by the application of Domini's social and environmental standards over one- and three-year periods, with an emphasis on three-year results once the European Equity Trust has been in existence for three years or longer. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other portfolios managed by the Investment
Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some
Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance.

As of July 31, 2005, neither Ms. Han nor Ms. Dwyer owns any equity securities of the European Equity Fund.

BOND FUND

Seix Advisors manages the assets of the Bond Fund pursuant to the Bond Fund
Submanagement Agreement. The Bond Fund Submanager furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the Bond Fund's investments and effecting securities transactions for the Bond
Fund. The Bond Fund Submanagement Agreement will continue in effect if

                                      -66-

such continuance is specifically approved at least annually by the Bond Fund's
Board of Trustees or by a majority vote of the outstanding voting securities of that Fund at a meeting called for the purpose of voting on the Bond Fund
Submanagement Agreement, and, in either case, by a majority of the Bond Fund's
Trustees who are not parties to the Bond Fund Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Bond Fund Submanagement Agreement.

Seix is the fixed-income division of Trusco Capital Management, Inc. ("Trusco").
Seix is located at 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ
07458. Trusco is a wholly owned subsidiary of SunTrust Banks, Inc. As of
September 30, 2005, Trusco had more than $69.3 billion in assets under management, including over $419 million in socially responsible assets. Seix had more than $24.3 billion in assets under management as of September 30, 2005.
Seix managed over $8.9 billion in socially responsible assets as of July 31,
2005.

The following information regarding each investment professional's compensation, other accounts, and ownership of Fund shares has been provided by Seix.

John Talty is the portfolio manager primarily responsible for the day-to-day management of the Bond Fund. Mr. Talty served as president and senior portfolio manager of Seix from January 1993 to May 2004, when the firm was acquired by
Trusco. Mr. Talty has served as executive vice president since joining Trusco in
May 2004. Mr. Talty has more than 23 years of investment experience. Mr. Talty became portfolio manager for the Bond Fund in 2005. In addition to his responsibilities regarding the Bond Fund, as of July 31, 2005, Mr. Talty has day-to-day management responsibilities for the assets of: (i) 11 other registered investment companies with approximately $2.4 billion in assets under management, (ii) 6 other pooled investment vehicles with approximately $830 million in assets under management; and (iii) 231 other accounts with a total of approximately $9.2 million in assets under management. Two of these funds or accounts (with $285.3 million in aggregate assets) pay performance-based fees to
Seix.

CONFLICTS OF INTEREST BETWEEN THE BOND FUND AND OTHER ACCOUNTS SUBADVISED BY
SEIX

Seix's dual management of both a Fund and other accounts referenced above may give rise to potential conflicts of interest. If the Fund and the other accounts have identical investment objectives, it is possible the portfolio manager could favor one or more accounts over the Fund. Another potential conflict may arise from the portfolio manager's knowledge about the size, timing, and possible market impact of Fund trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, aggregation of trades may create the potential for unfairness to a
Fund or an account if one account is favored over another in allocating the securities purchased or sold. Seix has established policies and procedures to ensure that the purchase and sales of securities among all funds and accounts it manages are allocated in a manner Seix believes is fair and equitable.

COMPENSATION OF SEIX INVESTMENT PROFESSIONALS

Seix's Portfolio managers earn competitive salaries. They also receive bonuses based on the pre-tax performance of the accounts they manage, relative to the applicable account benchmark and peer groups over a calendar year. The applicable account benchmark for Mr. Talty is the Lehman Aggregate Bond Fund
Index. The applicable peer group for Mr. Talty is the Callan Intermediate Bond
Universe through 2005, and the eVestment Alliance Intermediate Bond Universe
starting in January, 2006. The method for determining compensation for any one account or mutual fund is the same as for any other account they manage.

                                      -67-

All full-time employees of Seix, including portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual's compensation provided by these benefits is dependant upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:

     o    401 Excess Plan - This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by the
          Adviser, were it not for the imposition of certain statutory limits on qualified plan benefits. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual's senior executive for the business.

     o    ERISA Excess Retirement Plan - This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual's senior executive for the business.

     o    Voluntary Functional Incentive Plan Deferral - This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntary defer portions of their incentive. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. The Adviser's annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.

     o    Stock Option Awards - Stock options are granted annually to certain select individuals in specific compensation grade levels.
          Participation must be approved by the individual's senior executive for the business.

     o    Restricted Stock Awards - Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues. Most salaried employees of SunTrust are eligible for restricted stock awards. The awards often vest based on the recipient's continued employment with the Adviser, but these awards may also carry additional vesting requirements, including performance conditions.

The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual's results, contributions to the organization, adherence to portfolio compliance and other factors.

As of July 31, 2005, Mr. Talty did not own any equity securities of the Domini
Social Bond Fund.

Each Submanagement Agreement provides that the applicable submanager may render services to others. Each Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Index
Trust, the European Equity Trust, or the Bond Fund, as the case may be, when authorized either by majority vote of the outstanding voting securities in the
Index Trust (with the vote of each being in proportion to the amount of their investment), the European Equity Trust (with the vote of each being in proportion to the amount of their investment) or the Bond Fund, as applicable, or by a vote of the majority of the appropriate Board of Trustees, or by Domini with the consent of the Trustees, and may be terminated by the applicable
Submanager on not less than 90 days' written notice to Domini and the Trustees, and will automatically terminate in the event of its assignment. Each
Submanagement Agreement provides that the applicable Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Index Trust, the European Equity Trust, or the Bond Fund, as the case may be, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

                                      -68-

INDEX TRUST

Under the Index Trust Submanagement Agreement, Domini pays SSgA an annual investment submanagement fee equal to the greater of $300,000 or the fee based on the following schedule:

               0.02% of the first $1 billion of net assets managed
               0.01% of the next $1 billion of net assets managed
              0.0075% of net assets managed in excess of $2 billion

For the fiscal years ended July 31, 2005, July 31, 2004, and July 31, 2003, the
Index Trust incurred approximately $3,165,651, $2,951,753 and $2,383,240, respectively, in management fees pursuant to its Management Agreement with
Domini.

EUROPEAN EQUITY TRUST

Under the European Equity Trust Submanagement Agreement, Domini pays Wellington
Management an annual investment submanagement fee equal to the fee based on the following schedule:

              0.75% of the first $25 million of net assets managed
               0.65% of the next $25 million of net assets managed
              0.50% of the next $250 million of net assets managed
              0.45% of net assets managed in excess of $300 million

There is no minimum annual fee for the first eighteen months after the date of initial funding of the European Equity Trust (until April 1, 2007). The minimum fee payable by Domini to Wellington Management pursuant to the Submanagement
Agreement for the twelve-month period from April 1, 2007, and each twelve-month period thereafter is $350,000.

Domini did not pay Wellington Management any fees under the Submanagement
Agreement as of July 31, 2005 because the European Equity Trust had not commenced operations.

BOND FUND

Under the Bond Fund Submanagement Agreement, Domini pays Seix an annual investment submanagement fee equal to the fee based on the following schedule:

               0.40% on the first $10 million of net assets managed
               0.35% on the next $10 million of net assets managed
               0.30% on the next $30 million of net assets managed
               0.25% on the next $30 million of net assets managed
               0.20% on the next $120 million of net assets managed
               0.15% on the next $300 million of net assets managed
               0.10% on the next $500 million of net assets managed
               0.05% over $1 billion of net assets managed

Notwithstanding the above fees, the subadvisory fees payable by Domini shall not exceed $180,000 for the period from March 1, 2005, through March 1, 2006.

Domini will pay Seix a one-time fee equal to $25,000 as consideration for Seix's services. However, such amount will be refunded if Seix terminates its services prior to December 31, 2005.

                                      -69-

For the fiscal period ended July 31, 2005, Domini paid a total of $84,905 to
Seix for submanagement services.

Prior to March 28, 2005, ShoreBank served as the Bond Fund Submanager. Under an
Investment Submanagement Agreement with ShoreBank, Domini paid an investment submanagement fee equal on an annual basis to 0.20% of the average daily net assets of the Bond Fund. For the period from August 1, 2004, through March 28,
2005, Domini paid a total of $72,619 to ShoreBank for submanagement services.
For the period from August 1, 2003, through July 31, 2004, Domini paid a total of $107,125 to ShoreBank for submanagement services.

For the fiscal year ended July 31, 2005, the Bond Fund paid $67,998 in management fees pursuant to its Management Agreement with Domini.

For the fiscal years ended July 31, 2004, and July 31, 2003, the Bond Fund did not pay any management fees. Domini waived all management fees payable to it under the Management Agreement in effect with respect to the Bond Fund.

                                     SPONSOR

Pursuant to a Sponsorship Agreement with respect to the Equity Fund and an
Administration Agreement with respect to the Bond Fund, Domini provides the
Funds with oversight, administrative, and management services. Domini provides each Fund with general office facilities and supervises the overall administration of each Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of each Fund; the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, Semi-Annual and Annual
Reports to shareholders, proxy statements, and tax returns; preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media, and investors in each Fund regarding the securities holdings of the
Index Trust and the Bond Fund, as applicable, limits on investment, and the
Funds' proxy voting philosophy and shareholder activism philosophy; and
arranging for the maintenance of books and records of each Fund. Domini provides persons satisfactory to the Board of Trustees of the Funds to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Funds, may be directors, officers, or employees of Domini or its affiliates.

Under the Sponsorship Agreement between Domini and the Trust on behalf of the
Equity Fund, Domini's fee for administrative and sponsorship services with respect to the Equity Fund is 0.50% of the average daily net assets of each class of that Fund. Currently, Domini is reducing its fee to the extent necessary to keep the aggregate annual operating expenses of the Equity Fund
(including the Equity Fund's share of the Index Trust's expenses but excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the average daily net assets of the Investor shares of the Equity Fund and at no greater than 0.63% of the average daily net assets for the Class R shares of the
Equity Fund. For the fiscal years ended July 31, 2005, July 31, 2004, and July
31, 2003, the Equity Fund incurred $4,950,221, $3,540,214 and $1,620,391, respectively, in sponsorship fees.

Under the Administration Agreement between Domini and the Trust on behalf of the
Bond Fund, Domini's fee for administrative services with respect to the Bond
Fund is 0.25% of the average daily net assets of each class of that Fund.
Currently, Domini is reducing its fee to the extent necessary to keep the

                                      -70-

aggregate annual expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and expenses, at no greater than 0.95% of the average daily net assets of the
Investor shares of the Bond Fund and at no greater than 0.63% of the average daily net assets for the Class R shares of the Bond Fund. For the fiscal years ended July 31, 2005, and July 31, 2004, the Bond Fund paid $158,221 and $92,385, respectively, in administration fees, after waivers. For the fiscal year ended
July 31, 2003, Domini waived payment of its fee for administrative services provided to the Bond Fund.

The Sponsorship Agreement with respect to the Equity Fund and the Administration
Agreement with respect to the Bond Fund provide that Domini may render administrative services to others. The Sponsorship Agreement and the
Administration Agreement also provide that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the oversight, administration, or management of a Fund or the performance of its or their duties under the Sponsorship Agreement or
Administration Agreement, as applicable, except for willful misfeasance, bad faith, or gross negligence in the performance of its or their duties or by reason of the reckless disregard of its or their obligations and duties under the Sponsorship Agreement or Administration Agreement, as applicable.

                                   DISTRIBUTOR

Each Fund has adopted a Distribution Plan with respect to its Investor shares.
The Distribution Plan provides that Investor shares of a Fund may pay the
Distributor a fee not to exceed 0.25% per annum of the average daily net assets of that class as compensation for distribution services provided by the
Distributor in connection with the sale of these shares, not as reimbursement for specific expenses incurred. Thus, even if the Distributor's expenses exceed the fees provided for by the Distribution Plan, the Funds will not be obligated to pay more than those fees, and, if the Distributor's expenses are less than the fees paid to it, it will realize a profit. The Distributor may use such fees to pay broker-dealers who advise shareholders regarding the purchase, sale, or retention of Investor shares of the Funds, the advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, the expenses of preparing and printing sales literature, and other distribution-related expenses. For the fiscal years ended July 31, 2005, July
31, 2004, and July 31, 2003, Investor shares of the Equity Fund accrued
$3,228,455, $3,077,731 and $2,444,805, respectively, in distribution fees.
Investor shares of the European Equity Fund did not accrue or pay distribution fees for the fiscal year ended July 31, 2005, because the European Equity Fund had not yet commenced operations. For the fiscal years ended July 31, 2005, July
31, 2004 and July 31, 2003, Investor shares of the Bond Fund accrued $158,221,
$133,823 and $100,617, respectively, in distribution fees. For the fiscal year ended July 31, 2005, payments made by Investor shares of the Equity Fund pursuant to the Distribution Plan were used for advertising $412,428, printing and mailing of prospectuses to other than current shareholders $178,817, compensation to dealers $1,814,132, communications and servicing $205,270, and payments to the underwriter $617,808. The Distributor waived fees totaling
$625,621. For the fiscal year ended July 31, 2005, payments made by Investor shares of the Bond Fund pursuant to the Distribution Plan were used for payments to the underwriter $158,221. The Distributor waived fees totaling $158,221.
Class R shares of the Funds do not have a Distribution Plan.

The Distribution Plan will continue in effect indefinitely as to a class if such continuance is specifically approved at least annually by a vote of both a majority of that Fund's Trustees and a majority of the Trust's Trustees who are not "interested persons of the Fund" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Independent Trustees"). The Distributor will provide to the Trustees of each Fund a quarterly written report of amounts expended by the applicable class under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the

                                      -71-

Trust's Independent Trustees shall be committed to the discretion of the
Independent Trustees of the Trust. The Distribution Plan may be terminated as to a class at any time by a vote of a majority of the Trust's Independent Trustees or by a vote of the shareholders of that class. The Distribution Plan may not be materially amended with respect to a class without a vote of the majority of both the Trust's Trustees and Independent Trustees. The Distributor will preserve copies of any plan, agreement, or report made pursuant to the
Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

Each Fund has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of each Fund in connection with the offering of shares of that Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The Distributor acts as the principal underwriter of shares of each Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.

              TRANSFER AGENT, CUSTODIAN, AND SERVICE ORGANIZATIONS

Each Fund has entered into a Transfer Agency Agreement with PFPC Inc. (the
"Transfer Agent"), 4400 Computer Drive, Westborough, MA 01581, pursuant to which
PFPC acts as the transfer agent for each Fund. The Transfer Agent maintains an account for each shareholder of the Funds, performs other transfer agency functions, and acts as dividend disbursing agent for the Funds.

Each Fund has entered into a Custodian Agreement with Investors Bank & Trust
Company ("IBT" or the "Custodian"), 200 Clarendon Street, Boston, MA 02116,
pursuant to which IBT acts as custodian for each Fund. Each Master Fund has entered into a Transfer Agency Agreement with IBT pursuant to which IBT acts as transfer agent for each Master Fund. Each Master Fund also has entered into a
Custodian Agreement with IBT pursuant to which IBT acts as custodian for each
Master Fund. The Custodian's responsibilities include safeguarding and controlling each Master Fund's and the Bond Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Master Fund's and the Bond Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each Master
Fund and the daily net asset value of shares of each Fund. Securities held by each Master Fund and the Bond Fund may be deposited into certain securities depositories. The Custodian does not determine the investment policies of the
Master Funds or the Funds or decide which securities the Master Funds or the
Funds will buy or sell. The Master Funds and the Bond Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

Each Fund may from time to time enter into agreements with various banks, trust companies (other than SSgA and SunTrust Banks, Inc., its affiliates or subsidiaries), broker-dealers (other than the Distributor), or other financial organizations (collectively, "Service Organizations") to provide services for that Fund, such as maintaining shareholder accounts and records. Each Fund may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of that Fund owned by shareholders with whom the Service
Organization has a servicing relationship. In addition, each Fund may reimburse
Service Organizations for their costs related to servicing shareholder accounts.
For the fiscal years ended July 31, 2005, July 31, 2004, and July 31, 2003,
Investor shares of the Equity Fund accrued $522,556, $436,531 and $339,055, respectively, in service organization fees. For the fiscal years ended July 31,
2005, July 31, 2004, and July 31, 2003, Investor shares of the Bond Fund accrued
$55,607, $45,904 and $24,085, respectively, in

                                      -72-

service organization fees. The European Equity Fund did not accrue service organization fees for the fiscal year ended July 31, 2005, because it had not yet commenced operations.

                                    EXPENSES

The Funds and the Master Funds each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of a Fund or the Master Fund; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund or a Master Fund; fees and expenses of independent registered public accounting firms, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of a Fund or a Master Fund; insurance premiums; and expenses of calculating the net asset value of the Master Funds and of shares of the Funds.

Each Fund will also pay sponsorship or administrative fees payable to Domini and all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Fund, and the preparation, printing, and mailing of prospectuses for such purposes.

Each Master Fund and the Bond Fund each will pay the expenses connected with the execution, recording and settlement of security transactions, and the investment management fees payable to Domini. Each Master Fund and the Bond Fund also will pay the fees and expenses of its custodian for all services to the Master Funds and such Funds, as applicable, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; and expenses of meetings of investors.

                                 CODES OF ETHICS

The Master Funds, the Funds, Domini, SSgA, Seix, Wellington Management, and the
Distributor have each adopted a Code of Ethics (collectively, the "Codes of
Ethics") under Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Portfolio or the Funds. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are available on the
EDGAR database on the SEC's Internet site at www.sec.gov, and copies of the
Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the
SEC's Public Reference Section, Washington, DC 20549-0102.

                5. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Funds and for the Master Funds, providing audit services, tax return preparation, and reviews with respect to the preparation of filings with the SEC.

                                      -73-

                                   6. TAXATION

                   TAXATION OF THE FUNDS AND THE MASTER FUNDS

FEDERAL TAXES

Each Fund is treated as a separate entity for federal tax purposes under the
Internal Revenue Code of 1986, as amended (the "Code").

Each Fund has elected to be treated and intends to qualify as a "regulated investment company" under Subchapter M of the Code. Domini plans to maintain this election in effect for all of the Funds. As a regulated investment company, a Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If a Fund should fail to qualify as a "regulated investment company" in any year, that Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

It is anticipated that each Master Fund will be treated as a partnership for federal income tax purposes. As such, the Master Funds are not subject to federal income taxation. Instead, the Equity Fund and the European Equity Fund
each must take into account its share of the respective Master Trust's income, gains, losses, deductions, credits, and other items, without regard to whether it has received any distributions from the respective Master Trust.

FOREIGN INCOME TAXES

The Funds may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If eligible, the Fund may elect, for United States federal income tax purposes, to
"pass through" foreign income taxes to its shareholders. The Fund expects to qualify for and make this election.

For any year that a Fund makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country's government and shareholders of the Fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United
States federal income tax due, if any, or to deduct their portions from their
United States taxable income, if any. No deductions for foreign income taxes paid by the Fund may be claimed, however, by noncorporate shareholders
(including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a)
of the Code, such as pension plans, generally will derive no benefit from this election. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability.

STATE TAXES

Each Fund is organized as a series of the Trust, a Massachusetts business trust.
As long as it qualifies as a "regulated investment company" under the Code, a
Fund will not have to pay Massachusetts income or excise taxes. Each Master Fund is organized as a series of the Master Trust, a New York trust. The Master Funds are not subject to any income or franchise tax in the State of New York or the
Commonwealth of Massachusetts.

                                      -74-

                            TAXATION OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS

Shareholders of each Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares.
Distributions of ordinary dividends to a Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by a Fund as,
"qualified dividend income." If more than 95% of a Fund's gross income, calculated without taking into account long-term capital gains, represents
"qualified dividend income," a Fund may designate, and a Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

DIVIDENDS-RECEIVED DEDUCTION

     If a Fund invests in U.S. corporations, a portion of the ordinary income dividends paid to the Fund (but none of the Fund's capital gains) may be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of the Bond Fund is derived from interest rather than dividends, no portion of the dividends-received from this Fund will be eligible for the dividends-received deduction. The portion of any Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

"BUYING A DIVIDEND"

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

DISPOSITION OF SHARES

In general, any gain or loss realized upon a taxable disposition of shares of a
Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss

                                      -75-

realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

U.S. TAXATION OF NON-U.S. SHAREHOLDERS

Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United
States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons who are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. For
Fund taxable years beginning in 2005 through 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

BACKUP WITHHOLDING

Each Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any noncorporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30%
withholding tax on shareholders who are Non-U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

                 EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

CERTAIN DEBT INSTRUMENTS

An investment by the Bond Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

OPTIONS, ETC.

A Fund's transactions in options, futures contracts, forward contracts, swaps, and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term

                                      -76-

into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures contracts, forward contracts, swaps, and related transactions to the extent necessary to meet the requirements of the Code.

FOREIGN SECURITIES

Special tax considerations apply with respect to foreign investments of each
Fund. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. Use of non-U.S. currencies for nonhedging purposes may have to be limited in order to avoid a tax on a Fund.

INVESTMENTS IN REMICS

Any investment by the Bond Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.

               7. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Master Funds and the
Bond Fund are made by portfolio managers who are employees of the applicable
Submanager and who are appointed and supervised by its senior officers. The portfolio managers of the Master Funds and the Bond Fund may serve other clients of a Submanager in a similar capacity.

The primary consideration in placing securities transactions for the Master
Funds and the Bond Fund with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The applicable Submanager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the
Master Funds and the Bond Fund and other clients of that Submanager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. A Submanager may also consider social factors, such as whether the brokerage firm is minority-owned, in selecting broker-dealers, subject to the Submanager's duty to obtain best execution. In the case of securities traded in the over-the-counter market
(where no stated commissions are paid but the prices include a dealer's markup or markdown), a Submanager normally seeks to deal directly with the primary market makers, unless in its opinion best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Most of the
Bond Fund's transactions will be on a principal basis.

Notwithstanding the above, in compliance with Section 28(e) of the Securities
Exchange Act of 1934, a Submanager may select brokers who charge a commission in excess of that charged by other brokers, if the Submanager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Submanager by such brokers.
Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries, or general economic conditions. A Submanager may also have arrangements with brokers pursuant to which such brokers provide research services to the
Submanager in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a
Fund's costs, the Submanager does not believe that the

                                      -77-

receipt of such brokerage and research services significantly reduces its expenses as the Submanager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a Submanager by brokers who effect securities transactions for the Master Funds or the Bond Fund may be used by the Submanager in servicing other investment companies and accounts that it manages. Similarly, research services furnished to a Submanager by brokers who effect securities transactions for other investment companies and accounts that the Submanager manages may be used by the Submanager in servicing the applicable Fund. Not all of these research services are used by a Submanager in managing any particular account, including the Master Funds and the Bond Fund.

The Master Funds and the Bond Fund encourage the Submanagers to use minority-
and women-owned brokerage firms to execute the Funds' transactions, subject to the Submanager's duty to obtain best execution. A Submanager may choose to direct transactions to minority- and women-owned brokerage firms that will contract for a correspondent broker to execute and clear the trades. While each
Submanager believes that it will obtain best execution in these transactions, the Funds may forego other benefits (like research) that it would have received if such transactions were executed through correspondent brokers directly. The
Board of Trustees has determined that these arrangements are appropriate in light of the overall philosophy and goals of the Master Funds and the Bond Fund.

For the fiscal years ended July 31, 2005, July 31, 2004, and July 31, 2003, the
Index Trust paid brokerage commissions of $129,361, $129,543 and $154,136, respectively. For the fiscal years ended July 31, 2005, July 31, 2004, and July
31, 2003, the Bond Fund did not pay brokerage commissions. The European Equity
Trust did not pay brokerage commissions for the fiscal year ended July 31, 2005, because it had not yet commenced operations.

No portfolio transactions may be executed with the Manager or a Submanager, or with any affiliate of the Manager or a Submanager, acting either as principal or as broker, except as permitted by applicable law.

     The Index Trust did not pay any brokerage commissions to affiliated brokers during its fiscal years ended July 31, 2005, and July 31, 2004. For the fiscal year ended July 31, 2003, the Index Trust paid $585 in brokerage commissions to
State Street Global Markets, LLC, an affiliate of a Submanager.

In certain instances there may be securities that are suitable for a Master Fund or the Bond Fund as well as for one or more of a Submanager's or Domini's other clients. Investment decisions for the Master Funds and the Bond Fund and for a
Submanager's or Domini's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Master
Funds and the Bond Fund are concerned. However, it is believed that the ability of the Master Funds and the Bond Fund to participate in volume transactions will produce better executions for the Master Funds and such Fund.

                                      -78-

            8. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust is a Massachusetts business trust established under a Declaration of
Trust dated as of March 1, 1990. The Trust's Declaration of Trust permits the
Trust's Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0.00001 per share) in separate series and to divide any such series into classes of shares. Currently the Funds are the only series offered by the Trust. Each Fund has two classes of shares, the Investor shares and the Class R shares. No Class R shares of the European Equity Trust are being offered or are outstanding as of the date of this Statement of Additional
Information. Each share of each class represents an equal proportionate interest in a series with each other share of that class. Upon liquidation or dissolution of a Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).

The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities that are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus. The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of a Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) represented by the shareholder's shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Funds and all other series of the Trust, if any, will generally vote together on all matters except when the Trustees determine that only shareholders of a particular Fund, series, or class are affected by a particular matter or when applicable law requires shareholders to vote

                                      -79-

separately by Fund or series or class. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so, and in such event the other shareholders of the Trust would not be able to elect any Trustee.

The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the Trust's or a
Fund's shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees under certain circumstances.

The Trust may, without shareholder approval, change a Fund's form of organization, reorganize any Fund or series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate any Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, any Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Fund, series, or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected
Fund, series or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. Any Fund, any other series of the Trust, or any class of any series, may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or that series or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of
Trust.

The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any Fund, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and that are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the
Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees (as defined in the Declaration of Trust) or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

                                      -80-

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Funds and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a
Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Funds and their shareholders and the Trust's Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Such demand should be mailed to the Secretary of the Trust at the Trust's principal office and should set forth in reasonable detail the nature of the proposed suit and the essential facts relied upon by the shareholder to support the allegations made in the demand. A Trustee is not considered to have a personal financial interest in any action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service as Trustee or as a trustee of funds with the same or an affiliated investment advisor or distributor, or by virtue of the amount of such remuneration.

The Trust's Declaration of Trust provides that by becoming a shareholder of a
Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

The Master Funds are series of the Master Trust. The Master Trust is organized as a trust under the laws of the State of New York. The Master Trust's
Declaration of Trust provides that a Feeder Fund and other entities investing in the Master Fund (i.e., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the respective Master Fund. However, the risk of a Feeder Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself was unable to meet its obligations. Accordingly, the Trustees believe that neither the Equity Fund, the European Equity Fund, nor their respective shareholders will be adversely affected by reason of the Equity Fund's or the
European Equity Fund's investing in a Master Fund.

Each investor in a Master Fund, including a Feeder Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in a Master Fund will be determined by multiplying the net asset value of the Master Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Master Fund effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Master Fund will then be recomputed as the percentage equal to the fraction, (a) the numerator of which is the value of such investor's investment in the Master Fund as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Master Fund effected as of the close of business on such day and (b) the denominator of which is the aggregate net asset value of the Master Fund as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Funds by all investors in the Master Funds.
The percentage so determined will then be applied to determine the value of the investor's interest in the Master Funds as of the close of business on the following Fund Business Day.

                                      -81-

                             9. FINANCIAL STATEMENTS

     The audited financial statements of the Equity Fund and the Index Trust
(Statement of Assets and Liabilities at July 31, 2005, Statement of Operations
for the year ended July 31, 2005, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2005, Financial Highlights for each of the years in the five-year period ended July 31, 2005, Notes to
Financial Statements, and Independent Registered Public Accounting Firm's
Report) are hereby incorporated by reference to the Annual Report to
Shareholders of the Equity Fund which has been filed with the SEC pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of the Annual
Report may be obtained without charge from Domini Social Investments by calling
(800) 582-6757 or online at www.domini.com.

     The European Equity Fund and the European Equity Trust are newly created and did not have any financial statements as of July 31, 2005.

     The audited financial statements of the Bond Fund (Statement of Assets and
Liabilities at July 31, 2005, Statement of Operations for the year ended July
31, 2005, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2005, Financial Highlights for each of the years or periods in the five-year period ended July 31, 2005, Notes to Financial
Statements, and Independent Registered Public Accounting Firm's Report) are
hereby incorporated by reference to the Annual Report to Shareholders of the
Bond Fund which has been filed with the SEC pursuant to Section 30(b) of the
1940 Act and Rule 30b2-1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Social Investments by calling (800) 582-6757 or online at www.domini.com.

                                    * * * * *

Domini Social Investments,(R) Domini Social Equity Fund,(R) Domini Social Bond
Fund,(R) Domini Money Market Account,(R) The Way You Invest Matters,(R) The
Responsible Index Fund,(R) and domini.com(R) are registered service marks of
Domini Social Investments LLC.

The Domini Social Equity Fund is not sponsored, endorsed, sold, or promoted by
KLD Research & Analytics, Inc. ("KLD"). KLD makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini Social
Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOMINI 400
SOCIAL INDEX OR ANY DATA INCLUDED THEREIN, AND KLD SHALL HAVE NO LIABILITY FOR
ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO WARRANTY, EXPRESS
OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL INVESTMENTS LLC,
SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE
DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES NO EXPRESS OR
IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR
FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOMINI 400 SOCIAL
INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO
EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR
CONSEQUENTIAL

                                      -82-

DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH
DAMAGES.

                                      A-1

                                   APPENDIX A

                               RATING INFORMATION

The following ratings are opinions of Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's
Investors Service, Inc. ("Moody's"), not recommendations to buy, sell, or hold an obligation. The ratings below are as described by the rating agencies. While the rating agencies may from time to time revise such ratings, they are under no obligation to do so.

STANDARD & POOR'S

STANDARD & POOR'S FOUR HIGHEST LONG-TERM ISSUE CREDIT RATINGS

AAA           An obligation rated "AAA" has the highest rating assigned by
              Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA            An obligation rated "AA" differs from the highest-rated
              obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A             An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic
              conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB           An obligation rated "BBB" exhibits adequate protection parameters.
              However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR   The ratings from "AA" to "CCC" may be modified by the addition of
MINUS (-)     a plus or minus sign to show relative standing within the major rating categories.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1           A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+).
              This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2           A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                      A-2

A-3           A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B             A short-term obligation rated "B" is regarded as having
              significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation;
              however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C             A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D             A short-term obligation rated "D" is in payment default. The "D"
              rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

MOODY'S FOUR HIGHEST LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

AAA           Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

AA            Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

A             Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

BAA           Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier
2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                      A-3

MOODY'S SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of related issuers:

P-1           Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2           Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3           Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP            Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                       B-1

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

These Proxy Voting Policies and Procedures have been adopted by each of the
Domini Social Index Trust, the Domini European Social Equity Trust, the Domini
Social Equity Fund, the Domini Institutional Social Equity Fund, the Domini
Social Bond Fund, the Domini Social Equity Portfolio, the Domini European Social
Equity Fund, and the Domini European Social Equity Portfolio (collectively, the
"Domini Funds" or the "Funds") to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds' shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees ("BOT") of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds' investment advisor ("Domini" or the "Advisor"). The BOT reviews and adopts Domini's Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

The BOT also delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the
Advisor's proxy voting duties to the Advisor. Pursuant to Domini's Procedures, where a significant conflict of interest arises, the BOT expects Domini to consult with one or more members of the independent trustees to determine an appropriate course of action (see "Conflicts of Interest" below).

I. THE DOMINI FUNDS' PROXY VOTING GUIDELINES

The following Guidelines summarize the Funds' positions on various issues of concern to socially responsible investors and indicate how the Funds will vote their shares on each issue. Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds' shareholders, the Funds vote proxies after considering shareholders' financial interests and social objectives. For that reason, there may be instances in which the Funds' shares may not be voted in strict adherence to these Guidelines. The Guidelines have been developed in cooperation with KLD Research & Analytics to ensure consistency with the social and environmental standards applied to our domestic portfolio and our overall stock selection process.

The general principles guiding Domini's proxy voting practices apply globally, and we will seek to apply these Guidelines consistently in all markets. However, there are significant differences between the U.S. and other markets that may require Domini to modify the application of these Guidelines for certain
non-U.S. markets. We may, for example, modify the application of these guidelines in deference to international differences in corporate governance structures, disclosure regimes, and cultural norms. In addition, due to particularly onerous procedural impediments in certain countries, we will not always be assured of our ability to vote our clients' shares.

These Guidelines are subject to change without notice.

INTRODUCTION

As an investment advisor and mutual fund manager, we at Domini Social
Investments LLC ("Domini") have an important opportunity to enhance shareholder value and corporate accountability through our proxy voting policies. As socially responsible investors, we have always viewed the proxy voting process

                                       B-2

as a critically important avenue through which shareholders can engage with management on a wide range of important issues.

We have a fiduciary duty to ensure that the proxy voting responsibilities entrusted to us are exercised in the best interests of our clients and fund shareholders (our "investors"). We also believe that our investors have a right to know how we are exercising these important responsibilities, and to understand the positions we are taking on their behalf.

We vote all our proxies according to published guidelines, which cover more than
90 corporate governance, social, and environmental issues. Our Guidelines were first distributed to Fund shareholders in 1992 and then every year since 1996.
The Funds' Board of Trustees has received quarterly reports on how we are exercising our proxy voting duties since the Funds' inception. In 1999, we became the first mutual fund manager to publish our actual votes. In 2001, we petitioned the Securities and Exchange Commission to require all mutual funds to disclose their proxy voting policies and actual votes, and in 2003, the SEC adopted a rule requiring funds and investment advisors to do so.

THE RATIONALE GUIDING DOMINI'S PROXY VOTING

Domini's investors have long-term financial and social objectives. These can include retirement, paying for a college education, building wealth, and working toward a safer, cleaner, more equitable world for their children. These goals are not served when corporations externalize their costs of doing business on society. A corporation that delivers only short-term profits to its shareholders at the long-term expense of its employees, the communities in which it operates, or the natural environment has not delivered the long-term value that our clients are seeking to achieve through their investments.

As socially responsible investors, we are seeking to invest in corporations that deliver long-term shareholder value in harmony with society and the natural environment. Corporations sit within a complex web of stakeholders comprising shareholders, employees, communities, customers, and the environment.
Mismanagement of stakeholder relations can involve substantial financial costs.
Shareholders provide corporations with capital, but communities provide them with employees, consumers, and a legal framework within which to operate, and the environment provides corporations with raw materials for their operations.
In return, corporations provide jobs, goods, services, and profits. A corporation that intends to deliver value over the long term must effectively manage its relations with all its stakeholders, and be responsive to the needs and demands of these various constituencies. We believe that those corporations that eventually achieve this goal will deliver significant value to all stakeholders, including their shareholders.

Shareholders possess certain unique rights and privileges with respect to the management of the corporations they own. As socially responsible investors, it is our view that we have the obligation to appropriately direct management's attention to the broader web of stakeholders upon which the corporation depends.
Shareholders are the only corporate stakeholder given an opportunity to communicate with management through the proxy rules. Therefore, we believe it is incumbent upon us to carefully consider the concerns of this broader community that is often without effective voice, and to raise these concerns with management when they are reasonable and consistent with our investors'
objectives. In the process, we believe we are building long-term shareholder value.

We believe that corporations are best equipped to create long-term, broad-based wealth both for their stockowners and for their other stakeholders when they are transparent, accountable, and adopt democratic governance principles. Our proxy voting guidelines, while varying in their particulars, are based on and reflect these core values.

                                       B-3

CORPORATE GOVERNANCE

ANNUAL MEETINGS -- IN-PERSON ANNUAL MEETINGS

Some corporations have lobbied to replace "face-to-face" annual meetings with
"virtual meetings" broadcast over the Internet. Shareholders have argued that
Internet access to annual meetings should only supplement and not replace in-person annual meetings. We will SUPPORT resolutions asking directors to affirm the continuation of in-person annual meetings.

ANNUAL MEETINGS -- ROTATING SITES

Corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person. Needless to say, the locations should be readily accessible. We will SUPPORT resolutions advancing this cause.

AUDITORS -- INDEPENDENCE

We will support the reappointment of the company's auditor unless we have reason to believe that the independence of the audit may be compromised. We believe that significant non-audit fees can compromise the independence of the audit.
Therefore, we will examine non-audit fees closely and will, for example, OPPOSE the appointment of auditors where non-audit fees, such as consulting fees, represent more than 25% of the total fees paid to the auditor, where such data is available. (We will include audit-related fees, and tax
compliance/preparation fees in our calculation of audit fees.) We will also
WITHHOLD our votes from members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees.

In addition, we will review on a CASE-BY-CASE basis the appointment of auditors who have a significant professional or personal relationship with the company, or where there is reason to believe that the auditor has rendered an inaccurate opinion.

We will SUPPORT shareholder proposals asking companies to adopt a policy to ensure that the firm that is appointed to be the company's independent accountants will only provide audit services to the company and not provide any other services.

We will also SUPPORT shareholder proposals that set a reasonable period for mandatory rotation of the auditor (at least every five years).

AUDITORS -- SHAREHOLDER RATIFICATION

In the wake of numerous corporate scandals involving accounting improprieties, it is critically important that shareholders have the ability to ratify the auditor in order to determine whether the audit fees are appropriate, and whether conflicts of interest that might affect the quality of the audit appear to exist. With increased investor scrutiny of the fees paid to corporate auditors, some companies that had previously allowed shareholders to vote on the ratification of auditors decided to pull the item from their agenda. Audit committees that remove auditor ratification from the proxy are impairing an important avenue of investor oversight of corporate practices. Such actions raise serious concerns whether the audit committee is adequately serving its proper function. In cases where a company has pulled auditor ratification from the ballot in either 2004 or 2005, we will WITHHOLD our votes from members of the audit

                                       B-4

committee. We will SUPPORT shareholder proposals asking companies to place the ratification of auditors on the agenda.

BOARD OF DIRECTORS -- ACCOUNTABILITY

We will WITHHOLD our votes from individual directors who have demonstrated disregard for their responsibilities to shareholders and other stakeholders. For example, we will WITHHOLD our votes from directors who have attended less than
75% of board and committee meetings without a valid excuse or who have ignored a shareholder proposal that has been approved by a majority of the votes outstanding.

We will WITHHOLD our votes from the entire board slate (except for new nominees)
in cases where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed. The adequacy of the company's response will be analyzed on a CASE-BY-CASE basis.

BOARD OF DIRECTORS -- COMPOSITION

DIVERSITY

Typically, a board committee selects nominees for the board, and they run unopposed. If the board does not include women or people of color, we will
WITHHOLD our support for the board's nominees.

Shareholders have asked boards to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors, to endorse a policy of board inclusiveness, and to issue reports to shareholders on their efforts to increase diversity on their boards. We will SUPPORT these resolutions.

INDEPENDENCE

MAJORITY OF INDEPENDENT DIRECTORS

It is in the best interest of all stockholders that a majority of board members be independent. New NYSE and NASDAQ listing standards require that most listed companies have majority-independent boards by the earlier of their first annual meeting after January 15, 2004, or October 31, 2004. We will WITHHOLD our votes from insiders and affiliated outsiders on boards that do not consist of a majority of independent directors. We will SUPPORT shareholder resolutions asking management to amend company bylaws to ensure that the board has a majority or a supermajority (two-thirds or three-quarters) of independent directors.

INDEPENDENT CHAIR

To ensure that the board represents the interests of the shareholders and is able to effectively monitor and evaluate the CEO and other top officers, we believe the position of Chair of the Board should be held by an independent director. We will therefore WITHHOLD our votes from the Chair of the Board if that person is not independent. We will SUPPORT shareholder proposals to separate the position of Chair and CEO, and proposals that request that the position of Chair be held by an independent director who has not served as CEO.

                                       B-5

INDEPENDENCE OF KEY COMMITTEES

We believe that it is critical to the protection of shareholder interests that certain key committees, such as the audit committee, the nominating committee, the compensation committee, and the corporate governance committee, be composed entirely of independent directors. We will WITHHOLD our votes from inside directors and affiliated outside directors nominated to these committees.

We will SUPPORT shareholder resolutions requesting that these committees be composed exclusively of independent directors.

QUALIFICATIONS FOR INDEPENDENCE

In determining the independence of board members, we use the definition developed by Institutional Shareholder Services (ISS), as revised from time to time. ISS divides directors into three categories: Inside, Affiliated, and
Independent. To be "independent," a director must have no material connection to the company other than his or her board seat.

Often, "independent" or "outside" directors are so only in that they are not employees of the company. Their ties to management make them de facto insiders, and therefore their representation of the interests of external constituencies is minimal. Some shareholders have proposed that boards nominate independent directors subject to very strict criteria defining "independent." We will
SUPPORT these resolutions.

OVER-BOARDED DIRECTORS

To be an effective board member requires a certain time commitment. Many directors serve on more than one board, and do so effectively. However, some directors overextend themselves by serving on a large number of boards. We will
WITHHOLD our votes from directors that sit on more than six public company boards. We will WITHHOLD our votes from directors that sit on more than one additional board and also serve as chief executive officer of another company.

REDUCE SIZE

Some shareholders have sought to reduce the size of boards as a cost-cutting measure. However, the costs associated with boards are relatively small, and considerations other than size should be weighed carefully. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- CUMULATIVE VOTING

Cumulative voting allows shareholders to cast all of their votes for one nominee to the board. Theoretically, it facilitates the election of dissidents to the board. In practice, however, it violates the principles of fairness and equity by granting minority shareholders a disproportionate voice in running the company. We will OPPOSE bylaws requiring cumulative voting.

BOARD OF DIRECTORS -- DIRECTOR-SHAREHOLDER DIALOGUE

                                       B-6

Shareholders have asked that corporations establish an Office of the Board of
Directors to facilitate communication between nonmanagement directors and shareholders. A committee of nonmanagement directors would be responsible for the Office. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- INDEMNIFICATION

A board may use indemnification policies that go well beyond accepted norms to protect itself against shareholder actions in the wake of unsuccessful takeover attempts. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- MANDATORY SHARE OWNERSHIP

Shareholders have proposed that all directors should own stock in the company.
In general, directors should own stock in the companies on whose boards they sit. However, boards should not be restricted to those financially able to buy stock. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- MORE DEMOCRATIC ELECTIONS

In practice, most corporations allow shareholders to approve board candidates as selected by the board, rather than to truly "elect" candidates from a pool of nominees. To further democratize the election process, shareholders have requested that there be more director nominees than there are board seats to be filled during a board election. Such an arrangement would enhance the ability of shareholders to choose candidates who would more accurately represent their interests.

In addition, most U.S. corporations elect their directors based on a plurality vote standard. Under this standard, a director will still be elected, even if
99.9% of shareholders withheld their vote. Shareholders have asked that boards of directors initiate a process to amend the company's governance documents
(certificate of incorporation or bylaws) to require that directors be elected by a majority of votes cast at the annual meeting.

We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- OPEN ACCESS

In 2003, the SEC proposed new rules to give significant long-term shareholders greater ability to include their director nominees in management's proxy statement. The SEC proposed a two-step process, which would require certain
"triggering events" to occur before a shareholder nominee may appear on the ballot. One such event is the filing of a shareholder proposal asking for access to the proxy, which is submitted by holders of at least 1% of the shares (owned for at least a year). Such proposal must then be approved by a majority of votes cast. We will consider such proposals on a CASE-BY-CASE basis.

BOARD OF DIRECTORS -- SHAREHOLDER ADVISORY BOARD

Shareholders have asked that corporations create a shareholder advisory board to represent the owners' views to the board. Boards with a sufficient number of outside directors should represent the interests of shareholders. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- STAGGERED TERMS

                                       B-7

The annual election of all directors is a necessary part of maintaining accountability to shareholders. Management often proposes a classified board or staggered board terms to maintain control of the board. We will oppose bylaws of this type. We will SUPPORT resolutions to abolish staggered boards.

EMPLOYEE BENEFITS -- CASH BALANCE PENSION PLANS

In the late 1990s, many companies converted their pension plans from traditional defined benefit pension plans to cash-balance plans. Older workers can lose significant pension earnings if their traditional pension is replaced by a cash-balance plan that puts them on an equal earning footing with younger workers. Shareholders have asked companies to give employees the choice of either a defined benefit pension plan or a cash-balance plan. We will SUPPORT these resolutions.

EMPLOYEE COMPENSATION -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

In the expectation that companies fostering employee ownership will grow faster, attract and retain higher-quality employees, create more employee wealth, and achieve sustained superior performance, shareholders have asked corporation to create and fund ESOPs, and report on employee ownership. We will SUPPORT these resolutions.

EXECUTIVE AND DIRECTOR COMPENSATION

REASONABLE COMPENSATION

We support reasonable compensation packages for managers and directors. In general, we do not regard the following as reasonable:

     o    Pension plans for outside directors (since they usually benefit from other plans)

     o    Gold or silver parachute plans triggered by a takeover

     o    Total compensation to outside directors exceeding $100,000 per year

     o    Total compensation to chief executive officers exceeding $10,000,000 per year

We will OPPOSE resolutions proposing these or similar compensation schemes and will SUPPORT resolutions proposing that such schemes be submitted to the shareholders for approval. In addition, we will SUPPORT resolutions calling for companies to review and report on executive compensation.

RELATIVE COMPENSATION LEVELS

Compensation for corporate CEOs has grown at an astonishing pace in recent years, far faster than that for employees in general. A few enlightened companies have set a maximum range they will tolerate between the salaries of their lowest- and highest-paid employees. Shareholders have asked other companies to do the following:

          o    Prepare reports comparing the compensation packages of the average and lowest wage earners to those of top management

          o    Establish a cap for CEO compensation, tying it to the wage of the lowest-paid workers

We will SUPPORT these resolutions.

                                       B-8

DISCLOSURE

Shareholders have asked companies to disclose the salaries of top management beyond those the SEC requires in the proxy statement. We will SUPPORT these resolutions.

EXCESSIVE STOCK OPTION GRANTS TO EXECUTIVES

According to a 1999 study by Northwestern University's Kellogg School of
Management entitled "Unleashing the Power of Employee Ownership," firms with broad-based stock ownership delivered superior stock market performance and profitability relative to peer firms without employee ownership. Shareholders wishing to promote more broad-based employee ownership of their corporations'
stock have asked corporate boards to limit stock options granted to (1) a single individual to no more than 5% of the total options granted in a single year, and
(2) the group of executive officers to no more than 10% of the total options granted in a single year. We will SUPPORT these resolutions.

EXECUTIVE SEVERANCE PAY REVIEW

Shareholders have criticized boards of directors that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company's financial performance was poor during the executive's tenure. As a result, shareholders have asked boards to prepare reports that summarize and explain the relationship of their executive severance package policies and philosophies to corporate performance, employee morale, and executive performance incentives. We will
SUPPORT these resolutions.

NONFINANCIAL PERFORMANCE

Shareholders have asked companies to review their executives' compensation and report to shareholders on its link not only to financial performance but also to the company's performance on the following:

     o    Environmental issues

     o    Burma

     o    Improvements in healthcare quality

     o    Exporting U.S. jobs to low-wage countries

     o    Closing the wage gap in the U.S. between workers and top management

     o    Predatory lending

     o    Diversity issues

     o    Social issues generally

We will SUPPORT these resolutions.

PENSION PLAN ACCOUNTING AND FINANCIAL TRANSPARENCY

Some corporations use "pension credits," a projection of the growth of the company's pension plan, as part of its formula for calculating executive compensation and bonuses. Because pension credits reflect neither operating performance nor even actual returns on company pension plan assets, their use can improperly inflate executive compensation. Pension credits are not based on actual investment returns but on the "expected return" on plan assets and other assumptions set by management. We believe boosting performance pay with pension income also creates incentives contrary to long-term shareholder interests. Such incentive pay formulas could, for example, encourage management to skip cost-of-living adjustments expected by retirees, or to reduce expected retirement benefits.

                                       B-9

We will SUPPORT resolutions asking companies to exclude pension credits from the calculation of executive compensation. Several companies including AT&T (in response to a Domini proposal), General Electric, Verizon Communications, and
Qwest Communications International have adopted these proposals.

We will also SUPPORT resolutions asking companies to provide transparent reports to shareholders of profit from real company operations, and/or to use part of their pension fund surplus to adjust retiree pay for inflation.

EXTRAORDINARY SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS) AND PREFERENTIAL
RETIREMENT ARRANGEMENTS

Many companies establish Supplemental Executive Retirement Plans (SERPs) to provide supplemental retirement benefits that exceed IRS limitations on benefits that can be paid from tax-qualified pension plans. Some companies also maintain what are known as extraordinary SERPs, which provide preferential benefit formulas or supplemental pension benefits not provided to other managers under these companies' regular tax-qualified plans. Some companies also make individual pension agreements with executives that have similar features. The resulting gross disparities between the retirement security offered to senior executives and to other employees can create potential morale problems that may increase employee turnover. Moreover, because these forms of pension compensation are not performance-based, they do not help to align management incentives with long-term shareholder interests.

Shareholders have asked companies to seek shareholder approval of executive pension agreements of this kind. We will SUPPORT these resolutions.

PERFORMANCE-BASED STOCK OPTIONS

Shareholders have asked companies to tie executive compensation more closely to company, rather than stock market, performance through the use of performance-based stock options. Performance-based stock options include indexed stock options, which link option exercise prices to an industry index;
premium-priced stock options, which have exercise prices that are above the market price of the stock on the date of grant; and performance-vesting options, which vest only after the market price of the stock exceeds a target price greater than the market price on the grant date. We will SUPPORT these resolutions.

SALARY FREEZE DURING LAYOFFS

Layoffs are generally undertaken as cost-saving measures designed to improve profits and increase the company's long-term competitiveness. However, increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company's culture, and indicative of poor corporate governance. We will SUPPORT resolutions that require companies to freeze the salaries of corporate officers during layoffs and/or until the positive benefits of the layoffs are demonstrated.

                                      B-10

STOCK OPTION EXPENSING

Current accounting rules do not require companies to expense stock options as a cost in determining operating income. We believe this practice leads to distorted earnings reports and excessive use of stock options for executive compensation. We will OPPOSE the use of stock options where they are not fully expensed, and SUPPORT shareholder proposals calling for companies to expense stock options in the company's annual income statement.

MERGERS AND ACQUISITIONS -- IN GENERAL

Many recent studies have concluded that a sizable majority of mergers and acquisitions fail to deliver shareholder value. Nevertheless, shareholders overwhelmingly approve most mergers and acquisitions. At the same time, significant mergers and acquisitions may entail serious social and environmental risks. For this reason, we will review the potential social and environmental costs of any merger or acquisition along with purely financial considerations.
Although mergers and acquisitions may offer financial, and even social and environmental, benefits, their tendency to underperform, and their potential to do harm, creates the need for special scrutiny on a CASE-BY-CASE basis.

We will OPPOSE any merger or acquisition whose resulting company would not qualify for the Domini 400 Social Index(SM) on exclusionary grounds (for example, we would oppose the acquisition of a holding by a tobacco manufacturer). We will also generally OPPOSE mergers that involve a two-tiered stock offer. When evaluating mergers and acquisitions, in addition to the business case for the deal, where information is available, we will consider the following factors:

     o    The relative social and environmental performance of the two companies

     o    The impact of the merger on employees, including layoffs and proposed post-merger investments in human resources

     o    Whether this is a hostile acquisition of a company with a
          substantially unionized workforce by a company with a non-unionized workforce

     o    The acquiring company's plans for cultural integration of the two companies o The acquiring company's history of acquisitions

     o    Executive and board compensation packages tied to successful completion of the merger

     o    Change in control provisions in executive employment contracts triggered by the merger

     o    Conflicts of interest

     o    Corporate governance changes as a result of the merger

In certain industries, such as media, banking, agriculture, telecommunications, and pharmaceuticals, we will consider with caution mergers that will create notably high levels of industry concentration, and may weight such considerations heavily in our decisionmaking. In some cases, considerations of industry concentration may be the decisive factor.

MERGERS AND ACQUISITIONS -- IMPACT OF MERGER

Shareholders have requested companies to present a report on the impact a merger or acquisition has on employment levels, director and executive compensation, philanthropic commitment, and company products. For example, in the case of a bank merger, shareholders have asked what effect the merger will have on community reinvestment activities (CRA). We will SUPPORT these resolutions.

                                      B-11

MERGERS AND ACQUISITIONS -- SHAREHOLDER APPROVAL

Some shareholders have sought to require submission to shareholders of any merger or acquisition, regardless of size. While mergers and acquisitions that decisively change a company's character should be submitted to its owners for approval, we will OPPOSE all-inclusive resolutions since they are both impractical and entail an unnecessary expense.

PROXY VOTING -- CONFIDENTIAL BALLOT

Many companies' proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure. Shareholders have asked that proxy voting be kept confidential, except in those limited circumstances when the law requires disclosure. We will SUPPORT these resolutions.

REINCORPORATION

When a corporation seeks approval from its shareholders to reincorporate into a different jurisdiction, we will review management's rationale, and consider such proposals on a CASE-BY-CASE basis. Occasionally, a corporation will seek to reincorporate in order to reduce its tax burden, or to shield itself from shareholder or consumer lawsuits. We will OPPOSE reincorporation into jurisdictions that serve as tax shelters, such as Bermuda, or that significantly reduce legal rights for shareholders and other corporate stakeholders. We will
SUPPORT shareholder proposals to reincorporate corporations from such jurisdictions.

SHAREHOLDER RESOLUTIONS -- IDENTIFICATION OF PROPONENTS

Shareholders have asked that management fully identify proponents of all shareholder resolutions. We will SUPPORT these resolutions.

SHAREHOLDER RESOLUTIONS -- SUPERMAJORITY VOTES

A company may propose a bylaw requiring that certain types of shareholder resolutions receive a supermajority -- sometimes as much as 80% of the vote --
to be adopted. We will OPPOSE these resolutions.

TAKEOVER -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

ESOPs should promote active employee ownership. However, some companies have proposed ESOPs as a way to park stock to avoid a takeover. We will OPPOSE ESOPs not intended and designed to promote active employee ownership.

TAKEOVERS -- STOCK ISSUANCE

Management may seek authorization to issue stock in an effort to avoid a takeover. We will OPPOSE these resolutions.

                                      B-12

SOCIAL AND ENVIRONMENTAL ISSUES

SUSTAINABILITY REPORTS

Concerned investors increasingly believe that the long-term financial health of a corporation is tied to the economic sustainability of its workers and the communities in which they operate, source, and sell their products.
Consequently, these investors have sought to analyze corporate financial, social, and environmental performance, and have asked corporations to prepare sustainability reports detailing their firms' records in these areas. Some shareholders have requested that companies prepare such reports using the sustainability guidelines issued by the Global Reporting Initiative (GRI). We will SUPPORT resolutions requesting these reports.

COMMUNITY

ACCESS TO PHARMACEUTICALS -- DISCLOSURE OF INCENTIVES TO PHARMACEUTICAL
PURCHASERS

Drug companies have provided doctors, pharmacy benefit managers, and other pharmaceutical purchasers rebates, payments, and other incentives to purchase their drugs. These incentives are often hidden, and are therefore not passed on to patients. According to a US News & World Report article entitled "When Is a
Rebate a Kickback?", some estimate that these payments add up to approximately
10% of the $122 billion Americans spend on drugs annually. Shareholders have called on pharmaceutical companies to issue reports disclosing the extent and types of incentives they use to influence pharmaceutical purchasers to select their drugs. We will SUPPORT these resolutions.

ACCESS TO PHARMACEUTICALS -- ETHICAL CRITERIA FOR DRUG PATENT EXTENSIONS

According to a May 2002 study by the National Institute for Health Care
Management, two-thirds of drugs approved by the FDA during the period 1989-2000 were modified or identical versions of existing drugs. Patents on these "me too"
drugs extend the time it takes for generic drugs to come to market, which are lower in cost but equally effective alternatives to brand names. Shareholders have called into question the ethics of effectively extending the patents on existing drugs, and are concerned about the negative effects of this practice on their companies' reputations and on consumers' access to needed treatments.

We will SUPPORT resolutions asking companies to develop ethical criteria for the extension of patents on prescription drugs and to issue reports on the implications of such criteria.

CABLE COMPANIES AND PORNOGRAPHY

The availability and the level of graphic, sexually explicit, and/or obscene content on cable channels is expanding. This "mainstreaming" of pornography has become a source of serious concern for some shareholders on both social and financial grounds. Among other things, shareholders have asked cable companies to do the following:

     o    Outline the business case for their increasing distribution of pornography

     o    Review policies governing content decision-making for cable operations

                                      B-13

     o    Assess the potential legal issues and financial liabilities posed by possible violations of local obscenity laws and lawsuits from individuals and communities

We will SUPPORT these resolutions.

CITIZEN INITIATIVES -- NONINTERFERENCE BY CORPORATIONS

According to the Supreme Court, large corporations have a constitutional right to participate in initiative campaigns. However, their financial contributions can and do defeat citizen initiative campaigns for environmental protection, recycling, sustainable resource use, and right to know laws. Shareholders have asked corporations to refrain from contributing to initiative campaigns unless a competitor would gain a competitive advantage from it. We will SUPPORT such resolutions.

COFFEE CRISIS REPORT

In the early 2000s, the price of coffee beans reached all-time lows, preventing small farmers from earning enough to cover their costs of production. This crisis in the global coffee market has pushed thousands of small coffee farmers to the brink of starvation, with many abandoning their farms out of desperation.
In addition, nations that depend on coffee income have had to cut back on essential social services. The move to plantation-grown coffee, which has exacerbated the plight of small farmers, threatens the environment as well. The crisis presents significant reputational risks to corporations that roast and sell coffee, as they become associated with this humanitarian crisis.
Shareholders have asked companies to report on their policies related to the steep decline in coffee prices, and their response to the crisis. We will
SUPPORT these proposals.

CONFIDENTIALITY OF PERSONAL INFORMATION

The outsourcing of white-collar jobs overseas has prompted concerns over the enforceability of U.S. laws to protect confidential data of customers and patients. Some shareholders have called on companies to report on policies and procedures to ensure all personal and private customer information remains so even when business operations are outsourced overseas, contracted, or subcontracted. We will SUPPORT these resolutions.

CORPORATE WELFARE

Corporate welfare, according to a Time magazine article on the subject, is "any action by local, state or federal government that gives a corporation or an entire industry a benefit not offered to others." Federal corporate welfare payments in 1998 reportedly equaled 26% of total 1998 after-tax corporate profits in the U.S. Government officials, business leaders, shareholders, and others worry that corporate welfare leads to unfair market competition and softens the ability of American businesses to compete. We will SUPPORT resolutions that ask corporations to report the corporate welfare benefits they receive.

EQUAL CREDIT OPPORTUNITY

Access to capital is essential to participating in our society. The Equal Credit
Opportunity Act prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, and the like.

Shareholders have asked for the following:

                                      B-14

     o    Reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage-lending discrimination.

     o    The development of fair lending policies that would ensure access to credit for major disadvantaged groups and require annual reports to shareholders on their implementation.

     o    The development of policies to ensure that the firm does not securitize predatory loans.

     o    Specific actions to prevent predatory lending. (The subprime lending industry has been the subject of widespread criticism for systemic abuses known collectively as predatory lending. Predatory lending includes the charging of excessive rates and fees, failing to offer borrowers with good credit interest rates that reflect their sound credit records, requiring borrowers to give up their full legal rights by agreeing to mandatory arbitration as a condition of receiving the loan, and paying large prepayment penalties that make refinancing loans prohibitively expensive. These practices have disproportionate impact on low-income, elderly, and minority borrowers.)

     o    The application by nonfinancial corporations, such as auto companies, of Equal Credit Opportunity Act standards to their financial subsidiaries.

     o    The application of domestic Community Reinvestment Act standards to emerging market countries.

We will SUPPORT these resolutions.

INSURANCE COMPANIES AND ECONOMICALLY TARGETED INVESTMENTS

Economically targeted investments (ETIs) are loans made to low- to moderate-income communities or individuals to foster, among many things, small businesses and farms, affordable housing, and community development banks and credit unions. At present, insurance companies put less than 0.1% of their more than $1.9 trillion in assets into ETIs. Shareholders have asked for reports outlining how insurers could implement an ETI program.

We will SUPPORT these resolutions.

LAND PROCUREMENT

Retail firms, particularly "big-box retailers," can have a significant negative impact on local communities, permanently altering the character of the community's economy and environment. Controversies that arise as a result may negatively impact the company's reputation and ability to attract consumers. We will SUPPORT shareholder proposals asking such companies to develop socially and environmentally sensitive land-procurement policies, and to report to shareholders on their implementation.

Occasionally corporations locate facilities on sites of archeological or cultural importance. Local citizens often protest such plans. Shareholders have asked companies to do the following:

          o    Prepare a report on the impact of its plans in culturally
               sensitive sites

          o    Develop policies that would ensure the preservation of
               communities' cultural heritage and the natural environment

          o    Consult with affected communities on development plans

          o    Maintain high ethical standards when working with governments and partners

          o    Cease their operations on these sites once operations have begun

                                      B-15

We will SUPPORT these resolutions.

LOWER DRUG PRICES

Millions of Americans have severely limited or no practical access to crucial prescription drugs because they are either uninsured or underinsured. In addition, shareholders have criticized pharmaceutical companies for using a two-tiered pricing system through which retail purchasers are charged significantly more for drugs than are group purchasers like HMOs and federal government agencies. As a result, the underinsured and uninsured must often pay higher prices for the same drugs than their adequately insured counterparts. We will SUPPORT resolutions asking companies to implement and report on price restraint policies for pharmaceutical products.

OVER-THE-COUNTER (OTC) DERIVATIVES RISK

Alan Greenspan, the Federal Reserve Chairman, and others in the investment world have expressed concern over the negative impact of derivatives trading, and the extensive use of derivatives throughout the economy. To evaluate the credit risks associated with exposure to the derivatives market, shareholders have requested financial companies to provide adequate disclosure of the collateral for over-the-counter derivatives. We will SUPPORT these resolutions.

POLITICAL CONTRIBUTIONS AND NONPARTISANSHIP

Even after the passage of the Bipartisan Campaign Reform Act, which banned federal soft-money contributions by corporations, concerns still remain about corporate involvement in the political process. For example, state regulations regarding political contributions vary widely, and it can be very difficult, if not impossible, to obtain an accurate picture of a corporation's political involvement. Corporate contributions to entities organized under Section 527 of the Internal Revenue Code are not required to be disclosed by the corporation, and may present significant risks to shareholder value when these contributions end up supporting causes that contradict corporate policies, or are inimical to shareholder interests. In addition, concerns have been raised regarding corporate Political Action Committees, which are established to collect political contributions from employees. Shareholders have asked boards of directors to establish corporate political contributions guidelines and reporting provisions, and to produce reports detailing the use of corporate resources for political purposes. We will SUPPORT these resolutions.

We will also SUPPORT proposals advancing principles of corporate nonpartisanship: for example, requesting corporations to refrain from devoting resources to partisan political activities or compelling their employees to contribute to or support particular causes.

PUBLIC INTEREST OBLIGATIONS

The Federal Communications Act of 1934 requires media companies utilizing the publicly owned airwaves to act as a public trustee, and to fulfill a public interest obligation. Shareholders have asked media companies to report on their activities to meet their public interest obligations. We will SUPPORT such proposals.

QUALITY OF HEALTHCARE

                                       B-16

Many communities are increasingly concerned about the ability of for-profit healthcare institutions to provide quality healthcare. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care. We will SUPPORT these resolutions.

REDLINING

"Redlining" is the systematic denial of services to an area based on its economic or ethnic profile. The term originated in banking, but the same practice affects businesses as different as insurance companies and supermarkets. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining.

Shareholders have also asked insurance companies to develop "fair housing"
policies that would assure adequate homeowner insurance protection in low-income neighborhoods. We will SUPPORT these resolutions.

RIDE SAFETY

The U.S. Consumer Product Safety Commission (CPSC) report Amusement Ride-Related
Injuries and Deaths in the United States: 1987-1999 states that 7,000 people were treated in the hospital in 1999 for injuries related to amusement parks. In addition, such injuries increased over the time period investigated by 95%, while attendance increased by only 7%. No federal regulation of amusement parks currently exists, and parks in many states are not required to report on injuries caused by rides. Shareholders have filed resolutions asking companies to report on company policies for ride safety, medical response, and reporting of injuries related to amusement park rides. We will SUPPORT these resolutions.

DIVERSITY

Note: See also "Board of Directors -- Diversity" in our Corporate Governance
section.

EQUAL EMPLOYMENT OPPORTUNITY AND AFFIRMATIVE ACTION REPORT

All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include the following:

     o    A chart identifying employees by sex, race, and the various job categories defined by the EEOC

     o    A description of affirmative action policies and programs in place

     o    The company's Form EEO-1 disclosure report

     o    A report on the percentage of hires during the previous year who were persons with disabilities

     o    A description of programs designed to increase the number of women and/or minority managers

     o    A description of programs designed to increase the number of persons employed with disabilities

     o    A description of how the company is working to eliminate "glass ceilings" for female and minority employees

     o    A report on any material litigation facing the company concerning diversity-related controversies

     o    A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers

     o    A description of programs directing the purchase of goods and services from

                                       B-17

          minority- and/or female-owned businesses

We will SUPPORT these resolutions.

EQUALITY PRINCIPLES ON SEXUAL ORIENTATION

In 1995, a coalition of advocacy groups and businesses, primarily in financial services, developed the Equality Principles on Sexual Orientation. The principles call on companies to do the following:

     o    Adopt written prohibitions against discrimination in employment based on sexual orientation

     o    Recognize and grant equal status to employee groups formed to address sexual orientation issues in the workplace

     o    Include sexual orientation issues in diversity training

     o    Grant spousal benefits to domestic partners, regardless of sexual orientation

     o    Refrain from using negative stereotypes of sexual orientation in advertising

     o    Practice nondiscrimination in the sale of goods and services and the placement of advertisements

Shareholders have asked for reports on the implementation of the Principles. We will SUPPORT these resolutions.

PAY EQUITY

Historically women have not received comparable wages for comparable work in many sectors of our economy, although national legislation requires that they be comparably compensated. Shareholders have asked for reports that companies undertake studies to assure that all women and minorities are paid comparably with their counterparts. We will SUPPORT these resolutions.

RACIAL STEREOTYPES IN ADVERTISING

Racial stereotyping persists in advertising and team logos. The most notorious of these is the Cleveland Indians' "Chief Wahoo." Shareholders have asked companies to display more sensitivity toward the images they present. We will
SUPPORT these resolutions.

ENVIRONMENT

ADOPT GLOBAL ANIMAL WELFARE STANDARDS

Shareholders have asked restaurants and other corporations to adopt animal welfare standards for their operations worldwide, and to report these standards to shareholders. We will SUPPORT these resolutions.

CERES PRINCIPLES

The Coalition for Environmentally Responsible Economies (CERES) was formed in
1989 in the wake of the Exxon Valdez disaster.

It developed a set of ten principles, now called the CERES Principles, to guide corporate decisions that affect the environment. By subscribing to the
Principles, a company commits itself to do the following:

                                       B-18

     o    Work toward positive goals such as sustainable use of natural resources, energy conservation, and environmental restoration

     o    Set definitive goals and a means of measuring progress

     o    Inform the public in an environmental report published in the format of a CERES Report

Shareholders have submitted resolutions asking corporations to study the
Principles or to endorse them. We will SUPPORT these resolutions.

CHEMICAL SAFETY

There is rising public awareness and concern about toxic chemicals in consumer products and in the environment. Governments in Europe and elsewhere are acting to restrict the use of toxic chemicals that remain in the environment for long periods, accumulate over time, or are associated with such health effects as cancer, mutations, birth defects, neurological disorders, and learning disabilities (such as Mercury, PVCs, and Phthalates, described below). Companies face increased risk of market exclusion, damage to their reputation, interruption of supply chains, and potential lawsuits as a result. To protect and enhance shareholder value, companies should know what toxic chemicals are in their products, and work to lower toxic hazards and their associated costs.

Shareholders have asked companies to phase out specific chemicals of concern that are used in their products where safer alternatives are available, or to report on the feasibility of doing so; to report on the expected impact on their business of chemical regulation and emerging scientific findings; to disclose their policies for identifying, handling, and marketing products containing potentially hazardous chemicals; and to reformulate products globally to meet the most stringent national or regional standards for toxic chemicals of high concern applicable to those products. We will SUPPORT these resolutions.

MERCURY-CONTAINING DEVICES

Mercury, a bioaccumulative neurotoxin contained in such devices as thermometers and sphygmomanometers, poses a significant threat to public health. We will
SUPPORT resolutions asking corporations to phase out their production and/or sale of mercury-containing devices.

PVCS (POLYVINYL CHLORIDE PLASTICS), PHTHALATES

PVCs are environmentally hazardous throughout their life cycle (production, use, and disposal). Dioxin, a known human carcinogen, is created during the production of PVC feedstocks, as well as when PVCs are burned in waste incinerators. Among other things, dioxin has been linked to endocrine disruption, reproductive abnormalities, neurological problems, and infertility in humans and animals. In addition, large amounts of chemicals called
"phthalates" are used to manufacture flexible PVC products. A commonly used phthalate plasticizer called di-ethylhexyl-phthalate (DEHP) is a probable reproductive toxicant, as well as a toxicant of the liver and kidney.

PVCs are the primary component in 25% of all medical products. These include IV, blood, and enteral feeding bags; oxygen tubing and masks; dialysis tubing;
enteral feeding tubes; examination gloves; and sterile packaging. Many non-PVC medical supplies (IV bags, gloves, plasma collection bags, and containers) are currently available and others (tubing, film for collection bags, and blood bags) are under development. We will SUPPORT resolutions asking companies to phase out the manufacture of PVC- or phthalate-containing medical supplies where safe alternatives are available.

                                       B-19

PVCs are also extensively used in building materials such as furniture and floor coverings. We will SUPPORT resolutions asking companies to report on the risks, financial costs and benefits, and environmental and health impacts of the continued use of PVCs in these types of products.

CO(2) AND CLIMATE CHANGE

Shareholders have become increasingly concerned about the potential climate-changing effects of greenhouse gas emissions (GHG emissions) from their companies' operations and products. They have asked electric utility, oil, and manufacturing companies to report on these emissions and their progress towards reducing them. Companies have also been asked to tie executive compensation to progress in this area. In addition, oil companies have been asked about their progress toward developing renewable energy sources, their efforts to comply with climate regulation, and the scientific data underlying their public position on climate change, while electric utility companies have been asked to report on their progress in helping ratepayers conserve energy and in using benign sources of electricity to reduce CO(2) emissions. Shareholders have also asked property and casualty insurance industry firms to report on their exposure to potentially catastrophic risks from natural disasters brought on by worldwide climate change. We will SUPPORT these resolutions.

ENVIRONMENTAL HAZARDS TO COMMUNITY

The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates.
Shareholders have asked companies to make information about these risks available to enable surrounding communities to assess a facility's potential impact. We will SUPPORT these resolutions.

ENVIRONMENTAL REPORTS

Shareholders have asked companies to prepare general reports (often using the
CERES Report as a guide) describing company programs, progress, and future plans in the environmental area. Such resolutions may also ask the company to (1)
disclose environmental liabilities in a somewhat clearer fashion than the SEC requires, (2) report on toxic emissions, or (3) disclose the environmental impact of the company's operations on biodiversity. Other requests have focused on specific environmental problems, such as hazardous waste sites. Shareholders have also asked for reports on the environmental and occupational standards that companies require of their suppliers and vendors. We will SUPPORT these resolutions.

ENVIRONMENTAL STANDARDS FOR INTERNATIONAL ELECTRONICS INDUSTRY SUBCONTRACTORS

The manufacture of semiconductors requires extensive use of toxic chemicals and the use and discharge of large amounts of water. Shareholders have asked certain large U.S. electronics products companies to report on their policies for monitoring the environmental records of their major overseas suppliers. We will
SUPPORT these resolutions.

GENETICALLY ENGINEERED (GE) AGRICULTURAL PRODUCTS

There is growing concern that GE foods may be harmful to humans, animals, or the environment. There is also concern that any detrimental impact on public health and the environment resulting from these foods may expose companies to substantial financial liabilities. Shareholders have asked companies to delay marketing GE foods until testing proves these products to be safe over the long term. They have also asked companies that are currently marketing GE foods to
(1) label them as such; (2) adopt a policy to phase them out; (3) report on the financial and environmental costs, benefits, and risks associated with the

                                      B-20

production and consumption of these products; and/or (4) report on the feasibility of phasing them out, unless long-term testing proves them safe to humans, animals, and the environment. We will SUPPORT these resolutions.

MINING OR EXPLORATION AND PRODUCTION IN CERTAIN ENVIRONMENTALLY SENSITIVE
REGIONS

Certain regions of the U.S., such as the Arctic National Wildlife Refuge or the
Okefenokee National Wildlife Refuge, are particularly environmentally sensitive.
Shareholders have asked natural resource extraction companies to adopt a policy of not exploiting these regions. We will SUPPORT these resolutions.

PAPER PRODUCTION AND USE -- CHLORINE BLEACHING

The insatiable demand for paper has led to clear-cutting of forest for pulp and the use of chlorine bleaching to achieve whiteness in the end product. As both these practices have dire environmental consequences, shareholders have asked paper manufacturers to report on plans to phase out the production of paper using these processes. In addition, shareholders have also asked companies to report on steps taken to eliminate the use of chlorine bleaching in the production of their products. We will SUPPORT these resolutions.

PAPER PRODUCTION -- TELEPHONE DIRECTORIES

Some producers of telephone books use paper derived from virgin rainforests.
Since alternative sources of paper exist, shareholders have asked publishers to phase out the use of paper from these sources. We will SUPPORT these resolutions.

POLLUTION PREVENTION, RECYCLING, AND PRODUCT LIFE-CYCLE RESPONSIBILITY

Implementation of pollution-prevention and recycling programs results in clear benefits to corporations, shareholders, and the environment. Shareholders have asked corporations in environmentally risky industries to adopt a policy requiring each major facility to conduct an annual review of pollution-prevention measures. Shareholders have also asked companies to adopt and report upon plans for the virtual elimination from their operations of certain pollutants that cause severe environmental harm. Others have asked corporations to increase the use of recycled materials in their production processes and/or to implement a strategy encouraging consumers to recycle company products. In addition, shareholders are increasingly asking companies to commit to taking responsibility for the environmental impact of their products during their entire life cycles and to report on the initiatives they use to achieve this objective. We will SUPPORT these resolutions.

RENEWABLE FUELS AND ENERGY EFFICIENCY

Burning coal and oil contributes to global climate change, acid rain, deteriorating air quality, and related public health and environmental problems.
In addition, the use of nonrenewable fuels such as oil and coal is, by definition, an unsustainable business practice. Corporations can significantly reduce their negative impact on the environment by implementing more energy-efficient manufacturing processes and marketing more energy-efficient products. They may also do so through creating products and manufacturing processes that utilize renewable energy sources, several of which are currently cost-competitive. In addition, energy companies can help by increasing their investments in the development of renewable energy sources.

                                      B-21

We will SUPPORT resolutions asking corporations to develop products and operations that are more energy-efficient and/or that rely on renewable fuel sources. We will also SUPPORT resolutions asking energy companies to increase their investments in the development of renewable energy sources.

REVIEW POLICY ON SALE OF PRODUCTS CONTAINING OLD-GROWTH TIMBER

Old-growth forests are disappearing rapidly around the world. They represent critically important ecological assets that must be preserved for future generations. Companies selling products containing wood from old-growth forests are contributing to the destruction of these forests. Shareholders have asked retail firms to review their policies on the sale of products containing wood from old-growth forests and to develop and implement comprehensive policies prohibiting the harvest and trade in products from old growth and endangered forests. We will SUPPORT these resolutions.

RISKS LINKED TO WATER USE

There is a need for long-term corporate water use strategies. Corporations are exposed to the following risks linked to water use:

     o    Increasing water costs

     o    Increasing competition for water supplies

     o    Conflicts with local communities over water rights

     o    Risk of disruption of water supplies and its impact on business operations

In particular, social investors are concerned with companies involved in the bottled-water industry. These companies risk the potential of being involved in water rights disputes with local communities. We will SUPPORT resolutions requesting companies to report on the business risks associated with water use and its impact on the corporation's supply chain, and steps taken to mitigate the impact on water supplies of communities near company operations.

HUMAN RIGHTS

AFFORDABLE HIV/AIDS, TUBERCULOSIS, MALARIA, AND OTHER DRUGS FOR DEVELOPING
COUNTRIES

As of December 2000, approximately 90% of the 36.1 million people living with
HIV/AIDS resided in developing countries. Tuberculosis (TB), a disease that is frequently a complication of AIDS, claims approximately 2 million lives annually and is the world's leading infectious killer. Malaria similarly claims approximately 1.1 million lives.

Shareholders have called on pharmaceutical companies in industrialized nations to develop and implement a policy to provide HIV/AIDS, TB, malaria, and other drug treatments in ways that the majority of people affected by these diseases in developing countries can afford. These resolutions are intended to help provide relief to developing countries that are gravely suffering from these epidemics and to protect the intellectual property of their companies' products in order to ensure their long-term profitability. We will SUPPORT these resolutions.

                                      B-22

AIDS -- IMPACT OF AIDS ON OPERATIONS

The World Health Organization (WHO) reported that sub-Saharan Africa has one of the highest rates of AIDS and one of the lowest percentages of infected populations receiving treatment. UNAIDS, the Joint United Nations Programme on
HIV/AIDS, stated that in order to achieve sustainable development in these regions, both the government and the private sector need to address the local
AIDS epidemic. The private sector can do so through the provision of comprehensive workplace health coverage, counseling, testing, and treatment programs. We will SUPPORT resolutions that call for corporate reports on the impact of AIDS on operations in sub-Saharan Africa.

BURMA

The Burmese military dictatorship has been accused of serious, ongoing human rights violations. The behavior of the Burmese government has led to international censure and, in the case of the United States, government sanctions. In July 2003, the US government passed legislation (the Burmese
Freedom and Democracy Act) making it illegal to import goods and services from
Burma. Most large investments in Burma must be made through joint ventures with the military dictatorship, thus providing income to a regime that has committed gross violations of human rights. Shareholder resolutions relating to Burma include the following:

     o    Requests for comprehensive reports on corporate operations or investments in Burma

     o    Requests for reports on the costs -- both tangible and intangible --
          to companies attributable to their being boycotted for doing business in Burma

     o    Demands that companies terminate all operations or investments in
          Burma

We will SUPPORT these resolutions.

CHINA -- HUMAN RIGHTS CRITERIA

Resolutions introduced in Congress have called for U.S. corporations with operations in the People's Republic of China to follow certain principles in doing business there. These principles commit companies to, among other things, promote freedom of expression and freedom of association among employees, to use production methods that do not risk harm to the environment, and to prohibit the presence of the Chinese military on the premises. We will SUPPORT resolutions asking companies to adopt these principles.

Shareholders have submitted resolutions asking companies in certain key industries, such as nuclear power, not to begin new operations in China until the country improves its human rights record. They have also submitted resolutions asking financial services companies transacting business in China to report on the impact such transactions have on human rights and the environment.
We will SUPPORT these resolutions.

CHINA -- PRISON LABOR

The widespread belief that the government of China uses forced labor from its prison system to produce goods for export to the U.S. and elsewhere has spawned a number of general resolutions on where and how companies conduct business overseas. Some shareholders, however, have asked for specific reports on business operations in China. We will SUPPORT these resolutions.

                                      B-23

CHOOSING WHERE AND HOW TO DO BUSINESS

Companies choose where they will do business, where they will operate their factories, where they will subcontract their work or buy finished goods, and where they will extract natural resources. Shareholders have asked companies to develop guidelines for these choices that include consideration of a regime's human rights record. They have also asked companies to report on their relationships with individual governments that have poor human rights records, and on their operations in countries suspected of supporting terrorism. We will
SUPPORT these resolutions.

GLOBAL COMPANIES -- STANDARDS OF CONDUCT

Global manufacturing, resource extraction, financial services, and other companies face complex issues arising from the diverse cultures and political and economic contexts in which they operate. Shareholders have asked companies to develop, adopt, and continually improve codes of conduct to guide company policies, programs, and operations, both within and outside their cultures of origin, and to publicly report these policies. Shareholders believe these codes should include policies designed to ensure the protection of the environment and human rights, including the payment of just wages, the maintenance of safe working conditions, the avoidance of child and forced labor, and the rights of freedom of association and collective bargaining. Shareholders often ask companies to adhere to policies that conform to the International Labor
Organization's Core Conventions and the United Nations Universal Declaration on
Human Rights. Shareholders have also asked companies to investigate and report on particular human rights controversies they face. We will SUPPORT these resolutions.

STANDARDS FOR VENDORS

The outcry against the use of offshore sweatshops by U.S. retailers has many origins. Underlying those protests, however, is a common assumption: U.S.
corporations have the power to alter the conditions under which their vendors operate. Shareholders have asked companies to adopt codes of conduct that incorporate the core conventions of the International Labor Organization, and to report on these standards, focusing especially on the workers' rights to organize and bargain collectively, overall working conditions, and worker compensation. They have also asked for (1) companies to use external, independent monitoring programs to ensure that their vendors comply with their standards; and (2) reports on companies' efforts to implement and enforce their code of conduct. We will SUPPORT these resolutions.

INFANT FORMULA

Nutrition researchers have learned that substitution of infant formula for breast milk increases health risks to children. Shareholders have asked companies that produce infant formula to endorse the WHO/UNICEF Code of
Marketing for Breast-Milk Substitutes. We will SUPPORT these resolutions.

INTERNATIONAL FINANCIAL STABILIZATION

Instability in international financial markets can lead to crises that fall heavily upon the developing consumer markets through the loss of jobs and higher prices for essential goods. An unstable market can also threaten the long-term profitability of corporations through their exposure to these markets and through the loss of markets. Corporations, particularly financial institutions, can play an important role in promoting international financial stability.
Shareholders have asked corporations to restrain their short-term lending and their exposure of other financial instruments to emerging market countries, highly leveraged institutions, and poorly regulated banking centers, and to promote and support similar regulatory measures proposed by coordinating bodies like the IMF. We will SUPPORT these resolutions.

                                      B-24

INTERNATIONAL LENDING AND ECONOMIC DEVELOPMENT

Programs enforced by the IMF and World Bank are supposed to help developing countries repay loans, but considerable evidence indicates their effects include the following:

     o    Encouraging capital flight from less economically developed countries

     o    Eroding human and natural resources

     o    Encouraging the inefficient use of capital

     o    Decreasing spending for health, education, and housing

     o    Undermining a country's long-term capacity to repay its debts

To help remedy these matters, shareholders have asked financial services companies to develop criteria for the evaluation, support, and use of intermediaries capable of promoting appropriate development in emerging economies. Others have asked for the disclosure of the criteria used in extending loans to developing countries so as to avoid adding to their $1.3 trillion debt to industrialized countries. Shareholders have also asked companies to cancel debts owed to them by developing countries, particularly those designated as Heavily Indebted Poor Countries by the World Bank and the
IMF. Still others have asked for information on structural adjustment programs.
We will SUPPORT these resolutions.

JUSTICE FOR INDIGENOUS PEOPLES

Shareholders have asked natural resource extraction companies to report on their operations on indigenous lands and to address the impact and implications of their activities on both the land and the people. Shareholders have also asked these companies to cease operations on indigenous lands that have an adverse environmental, socioeconomic, or human rights impact on the local population. We will SUPPORT these resolutions.

MEXICO -- MAQUILADORAS

Maquiladoras are facilities operated by U.S. companies just south of the
U.S.-Mexico border. There, Mexican workers -- paid a fraction of what U.S.
workers would require to subsist -- assemble parts made in the U.S. and ship the finished goods north. Shareholders may ask management to:

     o    Initiate a review of its maquiladora operations, addressing issues such as environmental health and safety, or fair employment and wage practices, as well as standards of living and community impact

     o    Prepare a report with recommendations for changes in light of the findings

We will SUPPORT these resolutions.

MONEY LAUNDERING

In order to prevent money laundering, shareholders have asked financial institutions not to engage in financial transactions, including no correspondent or payable-through accounts, for any financial institution that is not willing to provide the identity and address of the participants in transactions or relationships or the identity of the beneficial ownership of funds. We will
SUPPORT these resolutions.

                                      B-25

NIGERIA, CHAD, AND CAMEROON

Corruption and instability have historically plagued the governments of Nigeria,
Chad, and Cameroon. Human rights groups have denounced these countries' human rights records. Shareholders have asked companies with operations in these states to report on their businesses there and their relationships with the government, or to develop guidelines for their operations in that country. We will SUPPORT these resolutions.

NORTHERN IRELAND -- MACBRIDE PRINCIPLES

The International Commission of Jurists has cited employment discrimination as one of the major causes of conflict in Northern Ireland. Shareholders have asked companies to make all lawful efforts to implement and/or increase activity on each of the nine MacBride Principles (equal employment opportunity principles).
We will SUPPORT these resolutions.

QUESTIONABLE OVERSEAS PAYMENTS

U.S. corporations can provide valuable goods and services to developing countries that help them attain a higher standard of living. At the same time, corporations doing business in these countries must be certain they are not violating provisions of the Foreign Corrupt Practices Act that prohibit the accepting of bribes and other questionable payments. Shareholders have asked companies to audit their foreign contracts to assure that no violations of the
Foreign Corrupt Practices Act are occurring. We will SUPPORT these resolutions.

SOUTH AFRICA

We immediately answered Nelson Mandela's October 1993 call to reinvest in South
Africa by removing our prohibitions on investments in companies with operations there. However, pressure on American corporations with any business, even indirect, in South Africa remains an effective tool for human rights advocates.
U.S. shareholders have advocated responsible investment in the country and have asked companies to commit themselves to uphold the South African Council of
Churches Code of Conduct for corporations doing business there. We will SUPPORT these resolutions.

TIBET

Since 1950, China has occupied Tibet. Human rights activists have protested
China's policies and practices in that country. From within Tibet there has been substantial opposition to Chinese rule. Shareholders have asked corporations to review plans for operating in Tibet in light of their policies on human rights.
We will SUPPORT these resolutions.

MILITARISM AND VIOLENCE

COMMITMENT TO PEACE AND TO PLANNING FOR PEACETIME PRODUCTION

With the end of the Cold War, defense contractors should turn their attention to nonmilitary markets and to converting military technology to civilian uses.
Shareholders have asked for reports on military sales, conversion of military production to civilian purposes, and diversification plans to civilian production. We will SUPPORT these resolutions.

                                      B-26

HANDGUN SALES

Violence in the U.S. has increasingly become a major concern. Tens of thousands of Americans die annually due to gunfire, including many children. Restricting easy access to guns is one way of reducing the possibility of gun violence. We will SUPPORT resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and related ammunition to their manufacturers.

VIOLENCE IN TELEVISION PROGRAMMING AND IN VIDEO GAMES

Children's television programming recently set an all-time record of 32 violent acts per hour. By the time children finish elementary school, on average they have watched 8,000 murders and 100,000 acts of violence. Shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming. We will
SUPPORT these resolutions.

In addition, researchers have raised concern that playing violent video games may lead to violent behavior among children and adolescents. Shareholders have asked retailers to report on their marketing policies for violent video games.
We will SUPPORT these resolutions.

WORKPLACE VIOLENCE

The Bureau of Labor Statistics Census of Fatal Occupational Injuries has
documented the significant number of fatal work injuries caused by intentional acts of violence, particularly for female workers. In keeping with the recommendations of the U.S. Occupational Safety and Health Administration,
shareholders have asked corporations to develop violence prevention programs in the workplace. We will SUPPORT these resolutions.

TOBACCO

INSURANCE AND HEALTHCARE COMPANIES INVESTING IN TOBACCO

Shareholders have asked insurance and healthcare company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease, and property loss. Shareholders have also asked insurance companies and healthcare providers not to invest in the stocks of tobacco companies. We will SUPPORT these resolutions.

LIMITATION ON TOBACCO SALES TO MINORS AND OTHERS

In the United Kingdom, social investors with a tobacco screen eliminate supermarket chains because they sell cigarettes. U.S. investors have focused on tobacco product manufacturers, not retailers. (Domini Social Investments will not invest in corporations that derive more than 15% of their revenues from the sale of tobacco products.) However, U.S. shareholders have submitted resolutions asking management of grocery chains, convenience stores, service stations, and pharmacies to implement programs to ensure that they do not sell tobacco products to minors, to restrict the promotion and marketing of tobacco products both in the U.S. and abroad, and/or to stop selling them altogether. In addition, shareholders have asked tobacco companies (which the Domini 400 Social
Index(SM) does not include) to limit sales of tobacco

                                      B-27

products to youth in developing countries and to tie executive compensation to the company's success in achieving federally mandated decreases in teen smoking.
Shareholders have also asked tobacco companies to adopt a policy of alerting pregnant women to the dangers of smoking. We will SUPPORT these resolutions.

SALES OF NON-TOBACCO PRODUCTS TO TOBACCO INDUSTRY

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effects of ending these transactions or to stop immediately. Shareholders have also asked companies to study the health impact of certain products sold to the tobacco industry that become part of tobacco products. We will SUPPORT these resolutions.

SMOKE-FREE RESTAURANTS

Exposure to secondhand smoke from cigarettes can be harmful to the health of nonsmokers. An increasing number of restaurants are banning smoking on their premises. Shareholders have asked restaurant companies to adopt a smoke-free policy. We will SUPPORT these resolutions.

TOBACCO ADVERTISING

Tobacco is among the most heavily advertised products in the U.S. Shareholders have asked media companies that profit from cigarette advertising to do the following:

     o    Develop policies and practices that would ensure that cigarette advertising is not manipulative or misleading

     o    Voluntarily adopt the 1996 Food and Drug Administration regulations pertaining to tobacco advertising

     o    Assure that tobacco ads are not youth-friendly

     o    Assess the financial impact of refusing to run tobacco ads

     o    Develop counter-tobacco ad campaigns funded from the revenues they receive from tobacco advertising

     o    Prepare reports that address the media's role in encouraging smoking, particularly among children

Shareholders have also asked media firms to review and report on the ways in which smoking is portrayed in films and television programming. We will SUPPORT these resolutions.

TOBACCO SMOKE IN THE ENVIRONMENT

The hazards of tobacco smoke in the environment -- particularly indoors -- are well documented. Shareholders have requested that a company refrain from efforts to undermine legislation geared toward restricting smoking in public places.
Shareholders have also asked restaurant and airline companies to adopt smoke-free policies and they have requested that new fast-food franchises'
facilities be smoke-free. We will SUPPORT these resolutions.

                                      B-28

II.  DOMINI SOCIAL INVESTMENTS' PROXY VOTING PROCEDURES

These Procedures are designed to ensure that all proxies for which Domini Social
Investments LLC ("Domini") has voting authority are cast in the best interests of our clients and Domini Funds' shareholders, to whom we owe a fiduciary duty.

Domini has contractually delegated the implementation of its voting policies to two unaffiliated third parties: KLD Research & Analytics, Inc. ("KLD") (for the
Domini Social Equity Fund, Domini Institutional Social Equity Fund, and Domini
Social Equity Portfolio, collectively, "the domestic equity funds") and Social
Investment Research Services ("SIRS"), a division of Institutional Shareholder
Services (for the domestic equity funds and the Domini European Social Equity
Fund), as described below. Domini retains oversight of the proxy voting function, and retains the authority to set voting policies and to vote the proxies of the Domini Funds.(1)

Domini Social Investments

Primary responsibility for the proxy voting function at Domini rests with
Domini's General Counsel ("GC"). Domini's primary responsibilities include the following:

     1.   Developing the Proxy Voting Guidelines: These Guidelines, which set voting policies for all securities for which Domini has authority to vote, are updated on an annual basis (generally before the start of the proxy season in the spring), and from time to time as necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments.2 Domini is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines.

     2.   Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, Domini will receive and review reports from SIRS on a quarterly and an as-needed basis.

     3.   Identify and address conflicts of interest where they arise (See
          "Conflicts of Interest," below)

     4.   Determine how to vote in certain circumstances: Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require a
          "case-by-case" analysis and KLD or SIRS do not have sufficient guidance to resolve the issue, Domini will determine how to vote.

          In making these voting determinations, Domini may draw upon a variety of materials including, for example, SIRS analyses, KLD analyses, newspaper reports, academic studies, nongovernmental organizations with expertise in the particular issue being voted on, affected

----------
(1) The Board of Trustees ("BOT") of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds' investment advisor ("Domini"), and to resolve conflicts of interest that may arise in the execution of the proxy voting function. The BOT reviews and adopts Domini's Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

(2) Domini applies one set of voting guidelines to all of its current clients.
We are willing to work with reasonable special instructions from clients, subject to resource limitations and overall consistency with our investment approach.

                                      B-29

          stakeholders, and corporate SEC filings, including management's position on the issue in question.

     5.   Reporting to Clients (where client is a fund, to the Domini Funds
          Board of Trustees): Domini is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each client. The Form will be posted to Domini's website and on the
          SEC's website at www.sec.gov; (b) Availability of Domini's Web page containing an ongoing record of all votes cast for the Domini Social
          Index Trust each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional
          Information for the Domini Funds and the Funds' shareholder reports;
          (e) Communication of material changes to the Policies or Procedures,
          (f) Ensuring that all new clients receive a copy of the most recent
          Form ADV, containing a concise summary of Domini's proxy voting policies and procedures.

     6.   Recordkeeping: Domini will maintain the following records: (a) the
          Procedures and Policies, as amended from time to time; (b) proxy statements received regarding client securities (via hard copies or electronic filings from the SEC's EDGAR filing system held by SIRS);
          (c) records of votes cast on behalf of Domini clients (in conjunction with SIRS); (d) records of a client's written request for information on how Domini voted proxies for the client, and any written response to an oral or written client request for such information; (e) any documents prepared or reviewed by Domini that were material to making a decision how to vote, or that memorialized the basis for that decision. These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini Social
          Investments.

KLD Research & Analytics, Inc. ("KLD")

With respect to the domestic equity funds, Domini has delegated day-to-day responsibility for the implementation of its Guidelines to its social research provider, KLD. KLD owns and maintains the Domini 400 Social Index,(SM) the index upon which the Domini Social Equity Fund(R) is based. KLD is responsible for reviewing SIRS' voting recommendations for each proposal before the vote is cast. KLD has authority to override SIRS' recommendation if it believes that the recommendation is inconsistent with Domini's Guidelines.

Where issues arise that are not explicitly addressed by the Guidelines, KLD has discretion to determine positions that it believes are in the spirit of the
Guidelines and the social and environmental standards applied to the Domini
Funds. In some cases, KLD will seek guidance from Domini. In certain special circumstances, KLD has been instructed by Domini to defer the decision to Domini for review.

KLD assists in the development of Domini's Guidelines and works with SIRS on their implementation. In an effort to enhance the influence of Domini's proxy voting, KLD sends letters on behalf of the Domini Funds to corporations, including whenever it votes against a board slate due to a lack of diversity.
KLD is not involved in voting proxies for the Domini European Social Equity
Fund.

Social Investment Research Services ("SIRS")

SIRS, and the clients' custodian, monitor corporate events. SIRS also makes voting recommendations based on Domini's Guidelines, and casts the votes for
Domini's clients. SIRS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing

                                      B-30

voting reports for Domini, and maintaining Domini's Web page containing an ongoing record of all votes cast for the Domini Social Index Trust each year. On occasion, SIRS provides consulting services to Domini on the development of proxy voting policies. SIRS provides analyses of each issue to be voted on, and makes recommendations based on Domini's Guidelines.

CONFLICTS OF INTEREST

Although Domini Social Investments does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services, there are occasions where potential conflicts of interest may arise. For example, potential conflicts of interest may present themselves when the following occurs:

     o    A Domini fund is included in the 401(k) plan of a client holding, or
          Domini may be actively seeking to have one of its funds included in the 401(k) plan of a client holding.

     o    A significant vendor, business partner, client, or Fund shareholder may have a vested interest in the outcome of a proxy vote.

     o    A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

Our proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from any potential conflicts of interest.
For example:

     o    The majority of our Guidelines are predetermined, meaning that they outline an issue and determine a specific vote. With few exceptions, these policies are applied as drafted.

     o    Our policies are implemented by unaffiliated third parties that are generally not privy to the business or personal relationships that may present a conflict of interest.

In most instances, therefore, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where we may vary from our predetermined policies where we believe it is in our clients and Fund shareholders' best interests to do so.

Where a proxy voting decision is decided in-house by Domini, the following procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

          1.   Any Domini employee involved in a voting decision is directed to identify any conflicts of interest he or she is aware of,
               including any contacts from outside parties or other members of
               Domini's staff or management team regarding the proxy issue in question.

          2.   If conflicts are identified, and they are of a personal nature, that individual will be asked to remove himself or herself from the decision-making process.

          3.   Domini is a relatively small firm, and it is not possible to completely insulate decision-makers from all potential conflicts of interest relating to Domini's business. If the conflicts are related to Domini's business, therefore, Domini will do the following:

                                      B-31

               a)   Where practical, present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, Domini will seek guidance from the Domini
                    Funds' independent trustees.)(3)

               b)   Where Domini is unable to pursue (a), above, or at the
                    direction of the client, Domini will delegate the decision to KLD or SIRS to cast the vote. Domini will take all
                    necessary steps to insulate KLD and SIRS from knowledge of the specific nature of the conflict so as not to influence the voting decision.

               c)   Domini will keep records of how the conflict was identified and what resolution was reached. These records will be
                    available for review at the client's request.

These policies and procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini's website at www.domini.com/proxyvoting.html.

----------
(3) In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini's privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

                                     PART C

Item 23. Exhibits

(6)        a(1)   Second Amended and Restated Declaration of Trust of the
                  Registrant

(11)       a(2)   Amendment to Declaration of Trust of the Registrant

(11)       b      Amended and Restated By-Laws of the Registrant

(5)        d(1)   Management Agreement between the Registrant and Domini Social
                  Investments LLC ("Domini") with respect to Domini Social Bond
                  Fund

(11)       d(2)   Amendment to Management Agreement between the Registrant and
                  Domini with respect to Domini Social Bond Fund

(10)       d(3)   Submanagement Agreement between Domini and Seix Advisors
                  ("Seix") with respect to Domini Social Bond Fund

(11)       d(4)   Management Agreement between the Registrant and Domini with respect to Domini European Social Equity Fund

(11)       e(1)   Amended and Restated Distribution Agreement with respect to
                  Investor Shares between the Registrant and DSIL Investment
                  Services LLC ("DSILD"), as distributor

(8)        e(2)   Distribution Agreement with respect to Class R Shares between the Registrant and DSILD, as distributor

(3)        g(1)   Custodian Agreement between the Registrant and Investors Bank
                  & Trust Company ("IBT"), as custodian

(7)        g(2)   Amendment to Custodian Agreement between the Registrant and
                  IBT, as custodian

(8)        g(3)   Amendment to Custodian Agreement between the Registrant and
                  IBT, as custodian

           g(4)   Amendment to the Custodian Agreement between the Registrant and IBT, as custodian

(9)        h(1)   Transfer Agency Agreement between the Registrant and PFPC Inc.
                  ("PFPC")

(1)        h(2)   Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund

(11)       h(3)   Amendment to Sponsorship Agreement between the Registrant and
                  Domini, as sponsor, with respect to Domini Social Equity Fund

  *        h(4)   Expense Limitation Agreement with respect to Domini Social
                  Equity Fund

  *        h(6)   Expense Limitation Agreement with respect to Domini Social
                  Bond Fund

  *        h(7)   Expense Limitation Agreement with respect to Domini European
                  Social Equity Fund

(5)        h(8)   Administration Agreement between the Registrant and Domini

(2)(4)     i      Opinion and consent of counsel
and (11)

*          j      Consent of independent registered public accounting firm

(8)        m      Amended and Restated Distribution Plan of the Registrant with respect to Investor Shares

(7)        n      Multiple Class Plan of the Registrant

(10)       p(1)   Code of Ethics of the Registrant, Domini Social Trust, Domini
                  Institutional Trust, and Domini Advisor Trust

*          p(2)   Code of Ethics of Domini and DSILD as amended 9/1/05

(9)        p(3)   Code of Ethics of SSgA Funds Management, Inc.

(10)       p(4)   Code of Ethics of Seix

(10)       p(5)   Code of Ethics of Wellington Management Company, LLP

*          q      Powers of Attorney

----------
(1)  Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registrant's Registration Statement as filed with the SEC on November
     25, 1997.

(2)  Incorporated herein by reference from Post-Effective Amendment No. 13 to the Registrant's Registration Statement as filed with the SEC on September
     29, 1999.

(3)  Incorporated herein by reference from Post-Effective Amendment No. 14 to the Registrant's Registration Statement as filed with the SEC on November
     23, 1999.

(4)  Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registrant's Registration Statement as filed with the SEC on January
     13, 2000.

(5)  Incorporated herein by reference from Post-Effective Amendment No. 19 to the Registrant's Registration

     Statement as filed with the SEC on November 28, 2000.

(6)  Incorporated herein by reference from Post-Effective Amendment No. 20 to the Registrant's Registration Statement as filed with the SEC on September
     28, 2001.

(7)  Incorporated herein by reference from Post-Effective Amendment No. 23 to the Registrant's Registration Statement as filed with the SEC on September
     29, 2003.

(8)  Incorporated herein by reference from Post-Effective Amendment No. 24 to the Registrant's Registration Statement as filed with the SEC on November
     26, 2003.

(9)  Incorporated herein by reference from Post-Effective Amendment No. 25 to the Registrant's Registration Statement as filed with the SEC on September
     29, 2004.

(10) Incorporated herein by reference from Post-Effective Amendment No. 27 to the Registrant's Registration Statement as filed with the SEC on June 10,
     2005.

(11) Incorporated herein by reference from Post-Effective Amendment No. 28 to the Registrant's Registration Statement as filed with the SEC on August 29,
     2005.

*    Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

          Not applicable.

Item 25. Indemnification

     Reference is hereby made to (a) Article V of the Registrant's Second
Amended and Restated Declaration of Trust, incorporated herein by reference; and
(b) Section 4 of the Distribution Agreements by and between the Registrant and
DSIL Investment Services LLC, incorporated herein by reference.

     The trustees and the officers of the Registrant and the personnel of the
Registrant's administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment
Company Act of 1940, as amended.

Item 26. Business and Other Connections of Investment Adviser

     Domini Social Investments LLC ("Domini") is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, New York
10012, and is registered as an investment adviser under the Investment Advisers
Act of 1940, as amended. The members of Domini are James E. Brooks; Amy L.
Domini; Steven D. Lydenberg; Jotham C. Kinder; John G. Kinder; Dal LaMagna;
Committed Capital, LLC; and Domini Holdings LLC. The officers of Domini are as follows:

                            Other Business, Profession, Vocation,
      Name and Capacity            or Employment During the                Principal
         with Domini                Past Two Fiscal Years               Business Address
------------------------   --------------------------------------   -----------------------

Amy L. Domini              Private Trustee, Loring, Wolcott &         230 Congress Street
Chief Executive Officer    Coolidge Office (fiduciary)                 Boston, MA 02110

                           Manager, DSIL Investment Services        536 Broadway, 7th Floor
                           LLC (broker-dealer); Manager, Domini       New York, NY 10012
                           Holdings LLC (holding company)

Carole M. Laible           President, CEO, Chief Compliance         536 Broadway, 7th Floor
President and Chief        Officer, Chief Financial Officer,          New York, NY 10012
Operating Officer          Secretary, and Treasurer, DSIL
                           Investment Services LLC (broker-
                           dealer)

Steven D. Lydenberg        Director, KLD Research & Analytics,      536 Broadway, 7th Floor
Chief Investment Officer   Inc. (social research provider) (until     New York, NY 10012

                                      C-2

                           2003)

     SSgA Funds Management, Inc. ("SSgA") is a wholly owned subsidiary of State
Street Corporation, with its main offices at State Street Financial Center, One
Lincoln Street, Boston, MA 02111. SSgA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The directors and officers of SSgA are as follows:

                            Other Business, Profession, Vocation,
    Name and Position              or Employment During the                    Principal
        with SSgA                   Past Two Fiscal Years                  Business Address
------------------------   ---------------------------------------   -----------------------------

James Ross                 Principal, State Street Global            State Street Financial Center
President & Director       Advisors, a division of State Street           One Lincoln Street
                           Bank and Trust Company                          Boston, MA 02111

Thomas P. Kelly            Principal and Comptroller, State Street   State Street Financial Center
Treasurer                  Global Advisors, a division of State           One Lincoln Street
                           Street Bank and Trust Company                   Boston, MA 02111

Mark J. Duggan             Principal and Associate Counsel, State    State Street Financial Center
Chief Legal Officer        Street Global Advisors, a division of          One Lincoln Street
                           State Street Bank and Trust Company             Boston, MA 02111

Peter A. Ambrosini         Senior Principal and Chief Compliance     State Street Financial Center
Chief Compliance Officer   and Risk Management Officer, State             One Lincoln Street
                           Street Global Advisors, a division of           Boston, MA 02111
                           State Street Bank and Trust Company

Mitchell H. Shames         Senior Principal and Chief Counsel,       State Street Financial Center
Director                   State Street Global Advisors, a                One Lincoln Street
                           division of State Street Bank and Trust         Boston, MA 02111
                           Company

Peter G. Leahy             Senior Principal, State Street Global     State Street Financial Center
Director                   Advisors, a division of State Street           One Lincoln Street
                           Bank and Trust Company                          Boston, MA 02111

     Seix Advisors is the fixed-income division of Trusco Capital Management,
Inc. ("Trusco"), with its offices at 10 Mountainview Road, Suite C-200, Upper
Saddle River, NJ 07458. Trusco is a wholly owned subsidiary of SunTrust Banks,
Inc. Trusco is registered as an investment adviser under the Investment Advisers
Act of 1940, as amended. Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of Trusco is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee are as follows:

    Name and Position                                 Connection with Other
       with Trusco          Name of Other Company            Company
-------------------------   ---------------------   ------------------------
David Eidson                 SunTrust Banks, Inc.     Senior Vice President
Director                        SunTrust Bank         Senior Vice President
                               SunTrust Capital       Senior Vice President
                                   Markets

William H. Rogers            SunTrust Banks, Inc.   Executive Vice President
Director

Douglas S. Phillips             SunTrust Bank       Chief Investment Officer

                                      C-3

President/CEO/Director       Zevenbergen Capital
                               Investments LLC              Director

Paul L. Robertson, III       SunTrust Banks, Inc.        Vice President
Executive VicePresident/        SunTrust Bank            Vice President
Secretary/Treasurer

Andrew J. Muldoon, III          SunTrust Bank       Executive Vice President
Executive Vice President

G. Bradley Ball                 SunTrust Bank            Vice President
Executive Vice President

Elizabeth G. Pola            Zevenbergen Capital            Director
Executive Vice President       Investments LLC

Robert J. Rhodes                SunTrust Bank                Officer
Executive Vice President

Christina Seix                        --                       --
Executive Vice President

John Talty                            --                       --
Executive Vice President

David C. Anderson               SunTrust Bank            Vice President
Vice President

Charles B. Arrington            SunTrust Bank                Officer
Vice President

Frances J. Aylor                      --                       --
Vice President

Brett L. Barner                 SunTrust Bank                Officer
Managing Director

James N. Behre                        --                       --
Vice President

Richard M. Bemis                SunTrust Bank            Vice President
Vice President

Theresa N. Benson               SunTrust Bank            Vice President
Vice President

Edward E. Best                  SunTrust Bank                Officer
Managing Director

Glen Blackston                        --                       --
Vice President

Gordon Boardway                       --                       --
Vice President

Matthew Boden                         --                       --
Vice President

                                      C-4

Noel Crissman Boggan            SunTrust Bank                Officer
Vice President

Robert S. Bowman                SunTrust Bank                Officer
Managing Director

John Brennan                          --                       --
Vice President

Casey C. Brogdon                SunTrust Bank                Officer
Managing Director

Daniel Bromstad                       --                       --
Vice President

Marlon Brown                    SunTrust Bank                Officer
Vice President

William B. Buie                 SunTrust Bank                Officer
Vice President

Joseph Calabrese                      --                       --
Managing Director

George E. Calvert, Jr.          SunTrust Bank                Officer
Vice President

Ann Caner                       SunTrust Bank            Vice President
Vice President

Matthew Carney                        --                       --
Vice President

Christopher D. Carter           SunTrust Bank            Vice President
Vice President

Carlos Catoya                         --                       --
Vice President

Denise E. Claridy                     --                       --
Vice President

Benjamin M. Clark               SunTrust Bank            Vice President
Vice President

Shane Coldren                   SunTrust Bank                Officer
Managing Director

Robert W. Corner                SunTrust Bank                Officer
Managing Director

Scott Craig                           --                       --
Vice President

Stacey Culver                         --                       --

                                       C-5

Vice President

William Davis                         --                       --
Vice President

J. Chadwick Deakins             SunTrust Bank                Officer
Managing Director

Louis Joseph Douglass, IV             --                       --
Vice President

Martin J. Duffy                 SunTrust Bank                Officer
Vice President

Mary Durkin                     SunTrust Bank                Officer
Vice President

Bob M. Farmer                   SunTrust Bank            Vice President
Managing Director

Douglas J. Farmer                     --                       --
Vice President

Robert Felice                         --                       --
Managing Director

James Fitzpatrick                     --                       --
Vice President

John Floyd                      SunTrust Bank                Officer
Managing Director

James P. Foster                 SunTrust Bank                Officer
Managing Director

Holly Freeman                   SunTrust Bank            Vice President
Vice President

Laura B. Friend                       --                       --
Vice President

Elena Fyodorova                       --                       --
Vice President

Michelle Gallo                        --                       --
Vice President

Mark D. Garfinkel               SunTrust Bank                Officer
Managing Director

Alan M. Gayle                         --                       --
Managing Director

Eunice Gillespie                SunTrust Bank            Vice President
Vice President

                                       C-6

Frank P. Giove                        --                       --
Vice President

Scott Goldberg                        --                       --
Vice President

George Goudelias                      --                       --
Managing Director

David Grachek                   SunTrust Bank            Vice President
Vice President

Neil L. Halpert                       --                       --
Vice President

Melvin E. Hamilton              SunTrust Bank            Vice President
Managing Director

Michael Todd Hill               SunTrust Bank                Officer
Vice President

Michael J. Honsharuk            SunTrust Bank                Officer
Vice President

Debra Hooper                    SunTrust Bank            Vice President
Vice President

Deborah Hopkins                       --                       --
Vice President

David Hunt                            --                       --
Vice President

Michael A. Jenacova                   --                       --
Vice President

Christopher A. Jones                  --                       --
Managing Director

Christine Y. Keefe              SunTrust Bank            Vice President
Vice President

Nat King                              --                       --
Vice President

Michael Kirkpatrick                   --                       --
Vice President

Patrick W. Kirksey                    --                       --
Vice President

James E. Kofron                 SunTrust Bank                Officer
Vice President

Ray Kramer                            --                       --
Vice President

                                       C-7

Ken Kresch                            --                       --
Vice President

Deborah A. Lamb              SunTrust Banks, Inc.            Officer
Managing Director               SunTrust Bank                Officer

Wayne G. Larochelle             SunTrust Bank            Vice President
Managing Director

Gerard Leen                           --                       --
Vice President

Charles B. Leonard              SunTrust Bank                Officer
Managing Director

Carla Leslie                          --                       --
Managing Director

Biron Lim                             --                       --
Vice President

Tina Y. Long                          --                       --
Vice President

William Longan                  SunTrust Bank                Officer
Vice President

Scott Luxton                          --                       --
Vice President

Kimberly C. Maichle             SunTrust Bank                Officer
Vice President

James B. Mallory                SunTrust Bank            Vice President
Vice President

Jennifer Love Mann              Sun Trust Bank           Vice President
Vice President

Jeffrey E. Markunas             SunTrust Bank                Officer
Managing Director

Patrick K. Mason                SunTrust Bank            Vice President
Vice President

Mike McEachern                        --                       --
Managing Director

Andrew McGhee                         --                       --
Managing Director

Evan Melcher                    SunTrust Bank                Officer
Vice President

Tom Meyers                            --                       --
Managing Director

                                       C-8

R. Douglas Mitchell                   --                       --
Vice President

Don Moll                              --                       --
Vice President

Peter T. Montgomery             SunTrust Bank                Officer
Vice President

Sharon Moran                          --                       --
Vice President

Elizabeth T. Morrison           SunTrust Bank                Officer
Vice President

Stephen Murrin                        --                       --
Vice President

Timothy James Nash              SunTrust Bank                Officer
Vice President

Robert Neinken                  SunTrust Bank            Vice President
Managing Director

Harold F. Nelson                SunTrust Bank                Officer
Managing Director

Brian Nold                            --                       --
Vice President

Brian O'Connell                       --                       --
Managing Director

Thomas J. O'Neil                      --                       --
Vice President

Agnes G. Pampush                SunTrust Bank                Officer
Managing Director

Cynthia Panebianco                    --                       --
Vice President

Christopher Paolella            SunTrust Bank            Vice President
Managing Director

Patrick Paparelli            SunTrust Banks, Inc.        Vice President
Managing Director               SunTrust Bank            Vice President

Sheri L. Paquette               SunTrust Bank                Officer
Vice President

Ty Parrish                      SunTrust Bank            Vice President
Vice President

Ronnie G. Pennell               SunTrust Bank                Officer

                                       C-9

Vice President

Elliott A. Perny                SunTrust Bank                Officer
Managing Director

James Phebus Jr.                SunTrust Bank                Officer
Vice President

Gary Plourde                    SunTrust Bank            Vice President
Managing Director

Sean Porrello                         --                       --
Vice President

Raymond Prophater                     --                       --
Vice President

Joe E. Ransom                   SunTrust Bank                Officer
Managing Director

Boyce G. Reid                   SunTrust Bank                Officer
Vice President

David W. Reidy                        --                       --
Vice President

Kristin Hildebrand Ribic              --                       --
Vice President

Mills A. Riddick                SunTrust Bank                Officer
Managing Director

Josie C. Rosson                       --                       --
Managing Director

James L. Savage                 SunTrust Bank                Officer
Vice President

Diane Schmidt                         --                       --
Vice President

Marc H. Schneidau               SunTrust Bank                Officer
Managing Director

Ronald H. Schwartz              SunTrust Bank                Officer
Managing Director

Michael G. Sebesta              SunTrust Bank                Officer
Managing Director

Dusty L. Self                   SunTrust Bank                Officer
Vice President

Bob Sherman                           --                       --
Managing Director

                                      C-10

Julia Short                           --                       --
Vice President

Robin Shulman                         --                       --
Managing Director

Garrett P. Smith                SunTrust Bank                Officer
Managing Director

George D. Smith, Jr.            SunTrust Bank                Officer
Managing Director

Stephen Smith                         --                       --
Vice President

E. Dean Speer                   SunTrust Bank                Officer
Vice President

Ellen Spong                     SunTrust Bank            Vice President
Managing Director

Jeffrey St. Amand                     --                       --
Vice President

Celia S. Stanley                      --                       --
Vice President

John H. Stebbins             SunTrust Banks, Inc.        Vice President
Managing Director               SunTrust Bank            Vice President

Chad K. Stephens                SunTrust Bank                Officer
Vice President

Adam C. Stewart                       --                       --
Vice President

E. Sonny Surkin                 SunTrust Bank                Officer
Vice President

Paul V. Taffe                   SunTrust Bank            Vice President
Vice President

William F. Tarry                SunTrust Bank                Officer
Vice President

Parker W. Thomas Jr.            SunTrust Bank                Officer
Managing Director

James M. Thomas                 SunTrust Bank            Vice President
Vice President

Merlin Tolstyk                        --                       --
Vice President

Perry Troisi                          --                       --
Managing Director

                                      C-11

Stuart F. Van Arsdale           SunTrust Bank                Officer
Managing Director

David Walley                          --                       --
Vice President

David M. Walrod                       --                       --
Vice President

Casey Walsh                           --                       --
Vice President

Francis P. Walsh                      --                       --
Vice President

Joseph Walsh                    SunTrust Bank            Vice President
Vice President

George Way                            --                       --
Vice President

Adrien Webb                           --                       --
Managing Director

Gregory Webster                       --                       --
Vice President

Darren C. Weems                       --                       --
Vice President

Matthew Welden                        --                       --
Vice President

Ellen Welsh                           --                       --
Managing Director

Elizabeth Wilson                      --                       --
Managing Director

William L. Wilson, Jr.          SunTrust Bank                Officer
Vice President

Tom Winters                           --                       --
Managing Director

Donald Wordell                  SunTrust Bank                Officer
Vice President

Natalie Wright                        --                       --
Vice President

Stephen M. Yarbrough         SunTrust Banks, Inc.        Vice President
Managing Director               SunTrust Bank            Vice President

Steven M. Yates                 SunTrust Bank                Officer

                                      C-12

Managing Director

Jay Young                             --                       --
Vice President

Jon Yozzo                             --                       --
Vice President

Scott Yuschak                         --                       --
Vice President

Sam Zona                              --                       --
Managing Director

     The principal business address of Wellington Management Company, LLP
("Wellington Management") is 75 State Street, Boston, MA 02109. Wellington
Management is registered as an investment adviser under the Investment Advisers
Act of 1940, as amended. During the last two fiscal years, no partner of
Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

Item 27. Principal Underwriters

     (a)  DSIL Investment Services LLC is the distributor for the Registrant.
          DSIL Investment Services LLC serves as the distributor or the placement agent for the following other registered investment companies:

          Domini Institutional Social Equity Fund, Domini Social Equity
          Portfolio, Domini European Social Equity Portfolio, Domini Social
          Index Trust, and Domini European Social Equity Trust.

     (b)  The information required by this Item 27 with respect to each manager or officer of DSIL Investment Services LLC is incorporated herein by reference from Schedule A of Form BD as filed by DSIL Investment
          Services LLC (File No. 008-44763) pursuant to the Securities Exchange
          Act of 1934, as amended.

     (c)  Not applicable.

Item 28. Location of Accounts and Records

     The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Name:                                         Address:
-----                                         --------
Domini Social Investments LLC                 536 Broadway, 7th Floor
(manager)                                     New York, NY 10012

SSgA Funds Management, Inc.                   State Street Financial Center
(submanager)                                  One Lincoln Street
                                              Boston, MA 02111

Seix Advisors, the fixed-income division of   10 Mountainview Road, Suite C-200
Trusco Capital Management, Inc.               Upper Saddle River, NJ 07458
(submanager)

Wellington Management Company, LLP            75 State Street
(submanager)                                  Boston, MA 02109

DSIL Investment Services LLC                  536 Broadway, 7th Floor
(distributor)                                 New York, NY 10012

                                      C-13

Investors Bank & Trust Company                200 Clarendon Street
(custodian)                                   Boston, MA 02116

PFPC Inc.                                     4400 Computer Drive
(transfer agent)                              Westborough, MA 01581

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

                                      C-14

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement under
485(b) under the Securities Act of 1933 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, duly authorized, in the
City of New York and the State of New York on the 22nd day of November, 2005.

                                        DOMINI SOCIAL INVESTMENT TRUST

                                        By: /s/ Amy L. Domini
                                        ----------------------------------------
                                        Amy L. Domini
                                        President

     Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities indicated below on November 22, 2005.

             Signature                                    Title
             ---------                                    -----

/s/ Amy L. Domini                       President (Principal Executive Officer)
-----------------------------------     and Trustee of Domini Social Investment
Amy L. Domini                           Trust

/s/ Carole M. Laible                    Treasurer (Principal Accounting and
-----------------------------------     Financial Officer) of Domini Social
Carole M. Laible                        Investment Trust

Julia Elizabeth Harris*                 Trustee of Domini Social Investment
-----------------------------------     Trust
Julia Elizabeth Harris

Kirsten S. Moy*                         Trustee of Domini Social Investment
-----------------------------------     Trust
Kirsten S. Moy

William C. Osborn*                      Trustee of Domini Social Investment
-----------------------------------     Trust
William C. Osborn

Karen Paul*                             Trustee of Domini Social Investment
-----------------------------------     Trust
Karen Paul

Gregory A. Ratliff*                     Trustee of Domini Social Investment
-----------------------------------     Trust
Gregory A. Ratliff

John L. Shields*                        Trustee of Domini Social Investment
-----------------------------------     Trust
John L. Shields

Frederick C. Williamson, Sr.*           Trustee of Domini Social Investment
-----------------------------------     Trust
Frederick C. Williamson, Sr.

*By: /s/ Amy L. Domini
-----------------------------------
Amy L. Domini

Executed by Amy L. Domini on behalf of those indicated pursuant to Powers of
Attorney.

                                   SIGNATURES

     Domini Social Trust has duly caused this Registration Statement on Form
N-1A (File No. 33-29180) of Domini Social Investment Trust to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the
State of New York on the 22nd day of November, 2005.

                                        DOMINI SOCIAL TRUST

                                        By: /s/ Amy L. Domini
                                        ----------------------------------------
                                        Amy L. Domini
                                        President

     This Registration Statement on Form N-1A of Domini Social Investment Trust
has been signed below by the following persons in the capacities indicated below on November 22, 2005.

             Signature                                    Title
             ---------                                    -----

/s/ Amy L. Domini                       President (Principal Executive Officer)
-----------------------------------     and Trustee of Domini Social Trust
Amy L. Domini

/s/ Carole M. Laible                    Treasurer (Principal Accounting and
-----------------------------------     Financial Officer) of Domini Social
Carole M. Laible                        Trust

Julia Elizabeth Harris*                 Trustee of Domini Social Trust
-----------------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                         Trustee of Domini Social Trust
-----------------------------------
Kirsten S. Moy

William C. Osborn*                      Trustee of Domini Social Trust
-----------------------------------
William C. Osborn

Karen Paul*                             Trustee of Domini Social Trust
-----------------------------------
Karen Paul

Gregory A. Ratliff*                     Trustee of Domini Social Trust
-----------------------------------
Gregory A. Ratliff

John L. Shields*                        Trustee of Domini Social Trust
-----------------------------------
John L. Shields

Frederick C. Williamson, Sr.*           Trustee of Domini Social Trust
-----------------------------------
Frederick C. Williamson, Sr.

*By: /s/ Amy L. Domini
-----------------------------------
Amy L. Domini

Executed by Amy L. Domini on behalf of those indicated pursuant to Powers of
Attorney.

                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-----------   ----------------------
    h(4)      Expense Limitation Agreement with respect to Domini Social Equity
              Fund

    h(6)      Expense Limitation Agreement with respect to Domini Social Bond
              Fund

    h(7)      Expense Limitation Agreement with respect to Domini European
              Social Equity Fund

      j       Consent of independent registered public accounting firm

    p(2)      Code of Ethics of Domini and DSILD

      q       Powers of Attorney